UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21213
                                                     ---------------------

                Nuveen Insured Tax-Free Advantage Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


ANNUAL REPORT    | Nuveen Investments
October 31, 2007 | MUNICIPAL CLOSED-END FUNDS




[GRAPHIC OMITTED]            NUVEEN INSURED
                             QUALITY MUNICIPAL
                             FUND, INC.
                             NQI

                             NUVEEN INSURED
                             MUNICIPAL OPPORTUNITY
                             FUND, INC.
                             NIO

                             NUVEEN PREMIER
                             INSURED MUNICIPAL
                             INCOME FUND, INC.
                             NIF

                             NUVEEN INSURED
                             PREMIUM INCOME
                             MUNICIPAL FUND 2
                             NPX

                             NUVEEN INSURED
                             DIVIDEND ADVANTAGE
                             MUNICIPAL FUND
                             NVG

                             NUVEEN INSURED
                             TAX-FREE ADVANTAGE
                             MUNICIPAL FUND
                             NEA


                                                        |         [LOGO]
IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)          | NUVEEN
                                                        |    INVESTMENTS

[GRAPHIC OMITTED]

LIFE IS COMPLEX.

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       MAKES THINGS
      e-SIMPLE.

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                      FREE e-REPORTS RIGHT TO YOUR e-MAIL!

--------------------------------------------------------------------------------

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If you receive your Nuveen Fund           |    If you receive your Nuveen Fund
dividends and statements from your        OR   dividends and statements directly
financial advisor or brokerage account.   |    from Nuveen.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHAIRMAN'S
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] | Timothy R. Schwertfeger | Chairman of the Board

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affects the corporate structure of Nuveen Investments, it has no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

\s\ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
December 14, 2007

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S COMMENTS
--------------------------------------------------------------------------------

Nuveen Investments Municipal Closed-End Funds | NQI, NIO, NIF,
                                              | NPX, NVG, NEA

PORTFOLIO MANAGER PAUL BRENNAN DISCUSSES U.S. ECONOMIC AND MUNICIPAL MARKET CONDITIONS, KEY INVESTMENT STRATEGIES, AND THE ANNUAL PERFORMANCE OF THESE SIX INSURED FUNDS. PAUL HAS 18 YEARS OF INDUSTRY EXPERIENCE, INCLUDING OVER 16 YEARS AT NUVEEN. PAUL ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR NQI, NIO, NIF, NPX, NVG AND NEA IN 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED OCTOBER 31, 2007?

Between November 1, 2006, and October 31, 2007, the yield on the benchmark 10-year U.S. Treasury note dropped 14 basis points to end the reporting period at 4.47%. In the municipal bond rate market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal bond market rates, fell to 4.67% at the end of October 2007, a decline of 11 basis points from the end of October 2006. These numbers, however, do not give a true indication of the events of the summer of 2007, when developments in the credit markets led to increased volatility, tightening liquidity and a flight to quality. This was particularly evident in August, when market concerns about defaults on subprime mortgages resulted in a liquidity crisis across all fixed income asset classes. (NONE OF THESE FUNDS HAD EXPOSURE TO THE COLLATERALIZED DEBT PRODUCTS THAT WERE AT THE CENTER OF THIS LIQUIDITY CRISIS.)

After fourteen months of remaining on the sidelines, the Federal Reserve responded to credit market volatility by cutting the fed funds rate by 50 basis points--from 5.25% to 4.75%--in September 2007 and another 25 basis points--to 4.50%--in October 2007. A corresponding decline in short-term municipal bond interest rates, coupled with a jump in longer-term municipal bond interest rates, produced a steepening of the yield curve late in the reporting period. For the annual period, bonds with longer maturities generally underperformed shorter maturity bonds. In addition, as the markets repriced risk, higher quality bonds generally outperformed lower quality credits.

The U.S. gross domestic product (GDP), a closely watched measure of economic growth, expanded at below-trend levels of 2.1% in the fourth quarter of 2006 and 0.6% in the first quarter of 2007 before rebounding sharply to 3.8% in the second quarter of 2007 (all GDP numbers are annualized). In the third quarter of 2007, increases in consumer spending, business investment, and exports helped GDP

Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

growth climb to 4.9%, overcoming a 20% decline in residential investment. Driven largely by higher energy and food prices, the Consumer Price Index (CPI) registered a 3.5% year-over-year gain as of October 2007. The labor market continued to be tight, with a national unemployment rate of 4.7% in October 2007, up from 4.4% in October 2006. October 2007 marked the 50th consecutive month of employment growth, the longest such stretch in U.S. history.

Over the twelve months ended October 2007, municipal bond issuance nationwide totaled $487.9 billion, an increase of 27% from the previous twelve months. One factor in this increased volume was an increase in advance refundings,(1) driven by attractive borrowing rates for issuers during the earlier part of this period. For the majority of the period, the strength and diversity of demand for municipal bonds were as important as supply, as the surge in issuance was absorbed by a broad-based universe of traditional and nontraditional buyers, including retail investors, property and casualty insurance companies, hedge funds and arbitragers and overseas investors.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

With the substantial increase in municipal issuance nationwide during this reporting period, our investment strategies continued to focus on finding opportunities in undervalued sectors and individual securities with the potential to add value to the Funds. Even though these are insured Funds, we were able to take advantage of the credit situation and buy insured bonds with weaker underlying credits that represented value prospects. The majority of our purchases were bonds at the longer end of the yield curve. As the yield curve steepened, bonds in this part of the curve generally offered some incremental yield to help support the Funds' dividends. These purchases also helped to offset the shortening of the Funds' portfolio duration(2) due to bond calls and the natural tendency of bond durations to shorten as time passes.

NVG and NEA, which can invest up to 20% of their assets in uninsured investment-grade quality securities, also purchased modest amounts of Ohio bonds issued as part of the Buckeye Tobacco Settlement Financing Authority's $5.5 billion offering, the largest tobacco settlement financing deal ever issued.

To generate cash for purchases, we generally sold bonds that were nearing their redemption dates, particularly some of the Funds' pre-refunded holdings. The proceeds from these sales were reinvested out longer on the yield curve, which helped to maintain the Funds' durations within our preferred strategic range and improve the Funds' overall call protection profile.

(1) Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

(2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

In the municipal bond interest rate environment over the past twelve months, we also continued to emphasize a disciplined approach to duration management and yield curve positioning. As part of our duration management strategies, we used inverse floating rate securities(3), a type of derivative financial instrument, in all six of these Funds. These inverse floaters had the dual benefit of bringing the Funds' durations closer to our preferred strategic target and enhancing their income-generation capabilities. In addition, NPX used forward interest rate swaps, another type of derivative financial instrument. The goal of this strategy was to help us manage net asset value (NAV) volatility without having a negative impact on income streams or common share dividends over the short term.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Net Asset Value*
FOR PERIODS ENDED 10/31/07

                           1-YEAR       5-YEAR         10-YEAR
NQI                         1.38%        5.01%          5.80%
NIO                         1.49%        5.15%          5.73%
NIF                         1.40%        5.14%          5.50%
NPX                         1.55%        4.97%          5.76%
NVG                         2.25%        5.79%           NA
NEA                         3.35%         NA             NA

LEHMAN BROTHERS
INSURED MUNICIPAL
BOND INDEX(4)               2.95%        4.64%          5.49%

LIPPER INSURED
MUNICIPAL DEBT
FUNDS AVERAGE(5)            1.34%        5.11%          5.44%

For the twelve months ended October 31, 2007, the total return on NAV for NEA exceeded the return on the Lehman Brothers Insured Municipal Bond Index, while the remaining five Funds underperformed this index. All six of the Funds in this report outperformed the average return for the Funds' Lipper Insured Municipal Debt Fund's Average for this period.

*     Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(3) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.

(4) The Lehman Brothers Insured Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of insured municipal bonds. Results for the Lehman index do not reflect any expenses.

(5) The Lipper Insured Municipal Debt Funds Average category is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 23 funds; 5 years, 21 funds; and 10 years, 16 funds. Fund and Lipper returns assume reinvestment of dividends.

One of the key factors in the performance of these Funds relative to that of the unleveraged Lehman Brothers Insured Municipal Bond Index over this period was the use of financial leverage. The returns of all of these Funds were negatively impacted by their use of leverage. Although leveraging provides opportunities for additional income and total return for common shareholders, it can also expose shareholders to additional risk when market conditions are unfavorable. With the increases in yields on longer municipal bonds, the impact of valuation changes in these bonds was magnified by the use of leverage. However, we firmly believe that the use of this strategy should work to the benefit of the Funds over the long term.

Other factors that influenced the Funds' returns included yield curve positioning and duration management, the use of derivatives, credit quality and sector allocations.

During this twelve-month period, bonds in the Lehman Brothers Municipal Bond Index with maturities between one and eight years, especially those maturing in approximately three years, benefited the most from changes in the interest rate environment. As a result, these bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (22 years and longer) posted the worst returns for the period. In general, the varying levels of exposure to the longer part of the yield curve among these Funds was a major factor in their performance relative to one another. NQI, NIO, NIF and NPX tended to be more heavily weighted in the longer part of the curve than NVG or NEA. This heavier weighting was the result of extending the maturities of these Funds as part of efforts to support their earnings.

Overall, NVG and NEA were better positioned in terms of duration, with less exposure to the underperforming long part of the curve compared with the other four Funds in this report. This included fewer holdings of zero coupon bonds, which performed very poorly. Of these two Funds, NEA had relatively less exposure to longer-term bonds than NVG, which resulted in better performance in an environment where the slope of the municipal yield curve steepened.

Because they effectively increased exposure to longer maturity bonds during a period when shorter maturities were in favor in the market, the inverse floaters in place in these six Funds had a negative overall impact on return performance for the period. At the same time, however, the inverse floaters benefited these Funds by helping to support their income streams. We believe that, over time, these derivative financial instruments will work to the advantage of the Funds.

As the markets repriced risk and interest rates on longer municipal bonds rose, higher quality bonds generally outperformed lower quality credits for the first time in several years. Insured bonds as a sector also slightly outperformed the municipal market as a whole. Both of these factors were generally positive for the performance of these insured Funds.

Sectors of the market that performed well included transportation, special tax-backed issues and water and sewer. Pre-refunded bonds, especially those that were advance refunded before longer municipal interest rates began to rise in mid-2007, also performed well.

--------------------------------------------------------------------------------
DIVIDEND AND SHARE PRICE
                   INFORMATION
--------------------------------------------------------------------------------

As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. Although the Funds' use of this strategy continued to provide incremental income, the extent of this benefit was reduced due to short-term interest rates that remained relatively high during most of this period. This, in turn, kept the Funds' borrowing costs high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields during the majority of this period. These factors resulted in one monthly dividend reduction in NIO and NPX and two in NIF and NVG over the twelve-month period ended October 31, 2007. The dividends of NQI and NEA remained stable throughout this reporting period.

Due to normal portfolio activity, common shareholders of NIO received a long-term capital gains distribution of $0.0190 per share at the end of December 2006.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2007, all of the Funds in this report except NIO had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes. NIO had a positive UNII balance for both financial statement and tax purposes.

As of October 31, 2007, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:

                                                10/31/07        Twelve Month
                                                Discount    Average Discount

NQI                                               -8.53%              -4.72%
NIO                                               -9.84%              -4.79%
NIF                                              -11.07%              -4.95%
NPX                                              -11.29%              -7.09%
NVG                                               -9.15%              -3.54%
NEA                                               -2.79%              -1.24%

NQI             |        Nuveen Insured
Performance     |        Quality Municipal
OVERVIEW        |        Fund, Inc.
                                as of October 31, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $13.61
--------------------------------------------------------------------------------
Common Share Net Asset Value                           $14.88
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -8.53%
--------------------------------------------------------------------------------
Market Yield                                             5.33%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.40%
--------------------------------------------------------------------------------
Net Assets Applicable to
--------------------------------------------------------------------------------
Common Shares ($000)                                 $569,958
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                   17.53
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.69
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/90)
--------------------------------------------------------------------------------
                                     ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                  -3.48%           1.38%
--------------------------------------------------------------------------------
5-Year                                   3.61%           5.01%
--------------------------------------------------------------------------------
10-Year                                  4.98%           5.80%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                               19.2%
--------------------------------------------------------------------------------
Texas                                                    11.7%
--------------------------------------------------------------------------------
New York                                                  9.6%
--------------------------------------------------------------------------------
Illinois                                                  9.5%
--------------------------------------------------------------------------------
Washington                                                7.9%
--------------------------------------------------------------------------------
Florida                                                   4.7%
--------------------------------------------------------------------------------
Nevada                                                    4.4%
--------------------------------------------------------------------------------
Kentucky                                                  3.6%
--------------------------------------------------------------------------------
Ohio                                                      2.8%
--------------------------------------------------------------------------------
Louisiana                                                 2.5%
--------------------------------------------------------------------------------
Pennsylvania                                              2.4%
--------------------------------------------------------------------------------
Arizona                                                   2.1%
--------------------------------------------------------------------------------
Hawaii                                                    2.0%
--------------------------------------------------------------------------------
Massachusetts                                             1.6%
--------------------------------------------------------------------------------
West Virginia                                             1.5%
--------------------------------------------------------------------------------
Other                                                    14.5%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                          20.4%
--------------------------------------------------------------------------------
Transportation                                           19.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                   18.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                   13.1%
--------------------------------------------------------------------------------
Health Care                                               9.7%
--------------------------------------------------------------------------------
Utilities                                                 7.8%
--------------------------------------------------------------------------------
Other                                                    11.1%
--------------------------------------------------------------------------------

                                  [PIE CHART]

Credit Quality (as a % of total investments)

         Insured                77%
         U.S. Guaranteed        20%
         GNMA Guaranteed         3%

                                  [BAR CHART]

2006-2007 Monthly Tax-Free Dividends Per Share


0.0605  0.0605  0.0605  0.0605  0.0605  0.0605  0.0605  0.0605  0.0605  0.0605  0.0605  0.0605
 Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                   14.87
                   14.79
                   14.80
                   14.78
                   14.67
                   14.77
                   14.68
                   14.62
                   14.40
                   14.46
                   14.54
                   14.55
                   14.61
                   14.53
                   14.59
                   14.71
                   14.67
                   14.63
                   14.76
                   14.80
                   14.78
                   14.88
                   14.85
                   14.84
                   14.79
                   14.71
                   14.72
                   14.71
                   14.63
                   14.62
                   14.59
                   14.46
                   14.33
                   14.09
                   14.03
                   14.11
                   13.97
                   13.80
                   13.73
                   13.88
                   13.95
                   13.80
                   13.47
                   13.66
                   13.70
                   14.27
                   14.03
                   13.92
                   13.84
                   13.94
                   13.72
                   13.80
                   13.60
                   13.61

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NIO                     | Nuveen Insured
PERFORMANCE             | Municipal Opportunity
OVERVIEW                | Fund, Inc.
                                as of October 31, 2007
Credit Quality (as a % of total investments)

                                  [PIE CHART]

         Insured                70%

         U.S. Guaranteed        29%

         GNMA Guaranteed         1%

2006-2007 Monthly Tax-Free Dividends Per Share(2)

                                  [BAR CHART]


0.0615  0.0615  0.0615  0.0615  0.0615  0.0615  0.0615  0.0615  0.0615  0.0615  0.0615  0.058
 Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                   14.80
                   14.85
                   14.79
                   14.63
                   14.74
                   14.94
                   14.69
                   14.54
                   14.55
                   14.63
                   14.83
                   14.80
                   14.75
                   14.69
                   14.83
                   14.80
                   14.77
                   14.72
                   14.84
                   14.90
                   14.85
                   14.78
                   14.82
                   14.84
                   14.79
                   14.77
                   14.87
                   14.95
                   14.94
                   14.99
                   14.82
                   14.80
                   14.58
                   14.15
                   14.22
                   14.25
                   14.12
                   14.10
                   14.12
                   14.18
                   14.11
                   13.71
                   14.05
                   14.01
                   14.12
                   14.37
                   14.20
                   14.02
                   14.12
                   13.91
                   13.62
                   13.64
                   13.60
                   13.56

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $13.56
--------------------------------------------------------------------------------
Common Share Net Asset Value                           $15.04
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -9.84%
--------------------------------------------------------------------------------
Market Yield                                             5.13%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.13%
--------------------------------------------------------------------------------
Net Assets Applicable to
--------------------------------------------------------------------------------
Common Shares ($000)                               $1,220,297
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                   15.48
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.36
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/19/91)
--------------------------------------------------------------------------------
                                  ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                                -3.18%             1.49%
--------------------------------------------------------------------------------
5-Year                                 4.01%             5.15%
--------------------------------------------------------------------------------
10-Year                                4.86%             5.73%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                               20.4%
--------------------------------------------------------------------------------
Texas                                                     9.9%
--------------------------------------------------------------------------------
Alabama                                                   6.9%
--------------------------------------------------------------------------------
Nevada                                                    5.3%
--------------------------------------------------------------------------------
New York                                                  4.9%
--------------------------------------------------------------------------------
Colorado                                                  4.2%
--------------------------------------------------------------------------------
Illinois                                                  4.2%
--------------------------------------------------------------------------------
Michigan                                                  3.9%
--------------------------------------------------------------------------------
Louisiana                                                 3.6%
--------------------------------------------------------------------------------
Florida                                                   3.5%
--------------------------------------------------------------------------------
Massachusetts                                             3.0%
--------------------------------------------------------------------------------
Ohio                                                      2.9%
--------------------------------------------------------------------------------
South Carolina                                            2.8%
--------------------------------------------------------------------------------
Wisconsin                                                 2.6%
--------------------------------------------------------------------------------
Indiana                                                   2.2%
--------------------------------------------------------------------------------
Pennsylvania                                              1.9%
--------------------------------------------------------------------------------
Arizona                                                   1.6%
--------------------------------------------------------------------------------
New Jersey                                                1.5%
--------------------------------------------------------------------------------
Washington                                                1.4%
--------------------------------------------------------------------------------
Other                                                    13.3%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                          29.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                   18.2%
--------------------------------------------------------------------------------
Transportation                                           14.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                   12.3%
--------------------------------------------------------------------------------
Utilities                                                 7.7%
--------------------------------------------------------------------------------
Water and Sewer                                           6.5%
--------------------------------------------------------------------------------
Health Care                                               5.9%
--------------------------------------------------------------------------------
Other                                                     5.9%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2006 of $0.019 per share.

NIF                | Nuveen Premier
PERFORMANCE        | Insured Municipal
OVERVIEW           | Income Fund, Inc.
                                  as of October 31, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $13.25
--------------------------------------------------------------------------------
Common Share Net Asset Value                           $14.90
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                              -11.07%
--------------------------------------------------------------------------------
Market Yield                                             4.80%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              6.67%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                 $289,400
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                   14.28
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.65
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/91)
--------------------------------------------------------------------------------
                              ON SHARE PRICE            ON NAV
--------------------------------------------------------------------------------
1-Year                            -4.66%                 1.40%
--------------------------------------------------------------------------------
5-Year                            3.20%                  5.14%
--------------------------------------------------------------------------------
10-Year                           4.51%                  5.50%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                               21.0%
--------------------------------------------------------------------------------
Washington                                               11.0%
--------------------------------------------------------------------------------
Illinois                                                 11.0%
--------------------------------------------------------------------------------
Texas                                                     6.8%
--------------------------------------------------------------------------------
Colorado                                                  6.1%
--------------------------------------------------------------------------------
Nevada                                                    4.4%
--------------------------------------------------------------------------------
New York                                                  4.2%
--------------------------------------------------------------------------------
Oregon                                                    2.7%
--------------------------------------------------------------------------------
Hawaii                                                    2.4%
--------------------------------------------------------------------------------
Indiana                                                   2.4%
--------------------------------------------------------------------------------
Florida                                                   2.3%
--------------------------------------------------------------------------------
Michigan                                                  2.3%
--------------------------------------------------------------------------------
Tennessee                                                 2.3%
--------------------------------------------------------------------------------
Georgia                                                   2.2%
--------------------------------------------------------------------------------
Pennsylvania                                              2.1%
--------------------------------------------------------------------------------
Arizona                                                   1.9%
--------------------------------------------------------------------------------
Other                                                    14.9%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                   23.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                          22.4%
--------------------------------------------------------------------------------
Transportation                                           16.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                   16.4%
--------------------------------------------------------------------------------
Utilities                                                 6.2%
--------------------------------------------------------------------------------
Health Care                                               6.1%
--------------------------------------------------------------------------------
Other                                                     9.1%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                  [PIE CHART]

         Insured                77%

         U.S. Guaranteed        22%

         GNMA Guaranteed         1%

2006-2007 Monthly Tax-Free Dividends Per Share

                                  [BAR CHART]


0.061   0.061   0.061   0.061   0.061   0.061   0.061   0.057   0.057   0.057   0.057   0.053
 Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                   14.57
                   14.56
                   14.84
                   14.61
                   14.69
                   14.70
                   14.83
                   14.53
                   14.40
                   14.42
                   14.49
                   14.50
                   14.60
                   14.58
                   14.66
                   14.62
                   14.65
                   14.66
                   14.85
                   14.85
                   14.83
                   14.86
                   14.77
                   14.87
                   14.75
                   14.73
                   14.76
                   14.78
                   14.83
                   14.92
                   14.84
                   14.83
                   14.24
                   13.87
                   13.78
                   13.81
                   13.84
                   13.72
                   13.85
                   13.80
                   13.79
                   13.72
                   13.44
                   13.61
                   13.74
                   14.04
                   13.82
                   13.75
                   13.78
                   13.67
                   13.45
                   13.31
                   13.24
                   13.25

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NPX                | Nuveen Insured
PERFORMANCE        | Premium Income
OVERVIEW           | Municipal Fund 2
                               as of October 31, 2007

Credit Quality (as a % of total investments)

                                  [PIE CHART]

         Insured                79%

         U.S. Guaranteed        20%

         GNMA Guaranteed         1%

2006-2007 Monthly Tax-Free Dividends Per Share

                                  [BAR CHART]


0.054  0.054  0.054  0.054  0.054  0.054  0.054  0.054  0.054  0.054  0.051  0.051
 Nov    Dec    Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep    Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                   13.02
                   13.03
                   13.14
                   13.00
                   13.06
                   13.24
                   13.16
                   12.87
                   12.93
                   12.95
                   13.00
                   13.02
                   13.18
                   13.11
                   13.12
                   13.13
                   13.12
                   13.14
                   13.41
                   13.42
                   13.41
                   13.25
                   13.28
                   13.33
                   13.19
                   13.16
                   13.14
                   13.26
                   13.24
                   13.28
                   13.14
                   13.02
                   12.88
                   12.62
                   12.60
                   12.78
                   12.67
                   12.54
                   12.42
                   12.55
                   12.70
                   12.41
                   12.35
                   12.46
                   12.59
                   12.67
                   12.54
                   12.49
                   12.45
                   12.34
                   12.28
                   12.45
                   12.21
                   12.18

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $12.18
--------------------------------------------------------------------------------
Common Share Net Asset Value                           $13.73
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                              -11.29%
--------------------------------------------------------------------------------
Market Yield                                             5.07%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.04%
--------------------------------------------------------------------------------
Net Assets Applicable to
--------------------------------------------------------------------------------
Common Shares ($000)                                 $513,021
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                   15.12
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.56
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/22/93)
--------------------------------------------------------------------------------
                                  ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                               -1.77%              1.55%
--------------------------------------------------------------------------------
5-Year                                3.33%              4.97%
--------------------------------------------------------------------------------
10-Year                               5.75%              5.76%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                               16.7%
--------------------------------------------------------------------------------
Texas                                                     9.9%
--------------------------------------------------------------------------------
New York                                                  8.2%
--------------------------------------------------------------------------------
Pennsylvania                                              7.4%
--------------------------------------------------------------------------------
Colorado                                                  5.4%
--------------------------------------------------------------------------------
Hawaii                                                    4.7%
--------------------------------------------------------------------------------
Washington                                                4.2%
--------------------------------------------------------------------------------
Wisconsin                                                 3.7%
--------------------------------------------------------------------------------
Louisiana                                                 3.0%
--------------------------------------------------------------------------------
New Jersey                                                2.9%
--------------------------------------------------------------------------------
Illinois                                                  2.6%
--------------------------------------------------------------------------------
Alabama                                                   2.5%
--------------------------------------------------------------------------------
Georgia                                                   2.3%
--------------------------------------------------------------------------------
North Dakota                                              2.3%
--------------------------------------------------------------------------------
Nebraska                                                  2.2%
--------------------------------------------------------------------------------
Oregon                                                    2.1%
--------------------------------------------------------------------------------
Nevada                                                    1.9%
--------------------------------------------------------------------------------
Virginia                                                  1.8%
--------------------------------------------------------------------------------
Massachusetts                                             1.8%
--------------------------------------------------------------------------------
Other                                                    14.4%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                          21.4%
--------------------------------------------------------------------------------
Utilities                                                19.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                   14.1%
--------------------------------------------------------------------------------
Transportation                                           11.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                   10.4%
--------------------------------------------------------------------------------
Water and Sewer                                           8.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                         6.8%
--------------------------------------------------------------------------------
Health Care                                               5.3%
--------------------------------------------------------------------------------
Other                                                     3.7%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NVG                | Nuveen Insured
PERFORMANCE        | Dividend Advantage
OVERVIEW           | Municipal Fund
                               as of October 31, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $13.71
--------------------------------------------------------------------------------
Common Share Net Asset Value                           $15.09
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -9.15%
--------------------------------------------------------------------------------
Market Yield                                             5.03%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              6.99%
--------------------------------------------------------------------------------
Net Assets Applicable to
--------------------------------------------------------------------------------
Common Shares ($000)                                 $449,982
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                   13.66
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               8.64
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                  ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                               -3.12%              2.25%
--------------------------------------------------------------------------------
5-Year                                4.62%              5.79%
--------------------------------------------------------------------------------
Since Inception                       4.63%              7.01%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Texas                                                    17.5%
--------------------------------------------------------------------------------
Indiana                                                  10.7%
--------------------------------------------------------------------------------
California                                                9.4%
--------------------------------------------------------------------------------
Illinois                                                  8.5%
--------------------------------------------------------------------------------
Washington                                                8.2%
--------------------------------------------------------------------------------
Florida                                                   7.6%
--------------------------------------------------------------------------------
Tennessee                                                 6.2%
--------------------------------------------------------------------------------
Colorado                                                  3.8%
--------------------------------------------------------------------------------
New York                                                  3.2%
--------------------------------------------------------------------------------
Alabama                                                   2.8%
--------------------------------------------------------------------------------
Louisiana                                                 2.4%
--------------------------------------------------------------------------------
Alaska                                                    2.3%
--------------------------------------------------------------------------------
Pennsylvania                                              2.2%
--------------------------------------------------------------------------------
Wisconsin                                                 1.8%
--------------------------------------------------------------------------------
Other                                                    13.4%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                          29.6%
--------------------------------------------------------------------------------
Transportation                                           15.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                   13.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                   10.7%
--------------------------------------------------------------------------------
Utilities                                                 9.2%
--------------------------------------------------------------------------------
Health Care                                               7.7%
--------------------------------------------------------------------------------
Education and Civic Organizations                         6.1%
--------------------------------------------------------------------------------
Water and Sewer                                           5.2%
--------------------------------------------------------------------------------
Other                                                     3.0%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                  [PIE CHART]

         Insured                63%
         U.S. Guaranteed        29%
         AAA (Uninsured)         2%
         AA (Uninsured)          5%
         BBB (Uninsured)         1%

2006-2007 Monthly Tax-Free Dividends Per Share

                                  [BAR CHART]


0.064  0.064   0.064   0.064   0.064   0.064   0.064   0.060   0.060   0.060   0.060   0.057
Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                   14.86
                   14.86
                   15.08
                   15.14
                   14.80
                   15.05
                   15.41
                   15.29
                   15.01
                   15.12
                   15.06
                   14.99
                   15.20
                   15.10
                   15.17
                   15.13
                   15.01
                   14.97
                   15.06
                   15.30
                   15.28
                   15.43
                   15.35
                   15.35
                   15.07
                   15.23
                   15.30
                   15.42
                   15.45
                   15.30
                   15.08
                   15.04
                   14.45
                   14.06
                   14.01
                   14.12
                   14.04
                   13.85
                   13.72
                   13.79
                   13.97
                   13.72
                   13.63
                   13.90
                   13.94
                   14.26
                   14.12
                   14.01
                   14.00
                   13.72
                   13.77
                   13.95
                   14.00
                   13.71

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NEA                | Nuveen Insured
PERFORMANCE        | Tax-Free Advantage
OVERVIEW           | Municipal Fund
                               as of October 31, 2007

Credit Quality (as a % of total investments)

                                  [PIE CHART]

         Insured                62%

         U.S. Guaranteed        28%

         AAA (Uninsured)         4%

         AA (Uninsured)          2%

         A (Uninsured)           2%

         BBB (Uninsured)         2%

2006-2007 Monthly Tax-Free Dividends Per Share

                                  [BAR CHART]


0.059  0.059   0.059   0.059   0.059   0.059   0.059   0.059   0.059   0.059   0.059   0.059
Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                   14.37
                   14.48
                   14.85
                   14.45
                   14.65
                   14.99
                   14.89
                   14.28
                   14.51
                   14.36
                   14.34
                   14.44
                   14.69
                   14.54
                   14.78
                   14.79
                   14.68
                   14.59
                   14.72
                   14.66
                   14.75
                   14.85
                   14.95
                   15.15
                   14.77
                   14.85
                   14.65
                   14.66
                   14.69
                   14.71
                   14.76
                   15.00
                   14.57
                   14.67
                   14.36
                   14.48
                   14.70
                   14.51
                   14.61
                   14.86
                   14.94
                   14.85
                   13.85
                   13.80
                   14.33
                   14.47
                   14.41
                   14.18
                   14.20
                   14.33
                   14.38
                   14.30
                   14.03
                   14.30

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $14.30
--------------------------------------------------------------------------------
Common Share Net Asset Value                           $14.71
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -2.79%
--------------------------------------------------------------------------------
Market Yield                                             4.95%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              6.88%
--------------------------------------------------------------------------------
Net Assets Applicable to
--------------------------------------------------------------------------------
Common Shares ($000)                                 $272,391
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                   16.19
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               7.98
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
--------------------------------------------------------------------------------
                                  ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                                4.59%              3.35%
--------------------------------------------------------------------------------
Since Inception                       4.70%              6.16%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                               17.8%
--------------------------------------------------------------------------------
Texas                                                     8.6%
--------------------------------------------------------------------------------
Michigan                                                  7.9%
--------------------------------------------------------------------------------
New York                                                  7.2%
--------------------------------------------------------------------------------
Indiana                                                   6.3%
--------------------------------------------------------------------------------
Washington                                                6.0%
--------------------------------------------------------------------------------
Alabama                                                   5.7%
--------------------------------------------------------------------------------
Pennsylvania                                              4.9%
--------------------------------------------------------------------------------
South Carolina                                            4.8%
--------------------------------------------------------------------------------
Wisconsin                                                 4.4%
--------------------------------------------------------------------------------
Arizona                                                   3.8%
--------------------------------------------------------------------------------
Colorado                                                  2.7%
--------------------------------------------------------------------------------
Massachusetts                                             2.6%
--------------------------------------------------------------------------------
Illinois                                                  2.5%
--------------------------------------------------------------------------------
Other                                                    14.8%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                          27.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                   21.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                   15.8%
--------------------------------------------------------------------------------
Health Care                                              10.8%
--------------------------------------------------------------------------------
Utilities                                                 9.8%
--------------------------------------------------------------------------------
Transportation                                            6.4%
--------------------------------------------------------------------------------
Other                                                     7.7%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NQI   |     Shareholder MEETING REPORT
NIO   |     The annual meeting of shareholders was held on July 31, 2007, at The
NIF   |     Northern Trust Company, 50 South La Salle Street, Chicago, IL 60675;
            at this meeting shareholders were asked to vote on the election of Board Members. Additionally a special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; at this meeting shareholders were asked to vote on a New Investment
            Management Agreement and to ratify the selection of Ernst and Young
            LLP as the Funds' independent registered public accounting firm; the meeting for Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) was subsequently adjourned to October 22, 2007.


                                     NQI                             NIO                             NIF
---------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
                           Common and                      Common and                     Common and
                        MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred
                       shares voting    shares voting   shares voting   shares voting   shares voting   shares voting
                             together        together        together        together        together        together
                           as a class      as a class      as a class      as a class      as a class      as a class
---------------------------------------------------------------------------------------------------------------------
   For                     19,045,201              --      40,126,446              --       9,568,777              --
   Against                    753,041              --       1,950,827              --         464,869              --
   Abstain                    642,493              --       1,600,085              --         399,171              --
   Broker Non-Votes         6,405,665              --      12,501,833              --       3,251,137              --
---------------------------------------------------------------------------------------------------------------------
   Total                   26,846,400              --      56,179,191              --      13,683,954              --
=====================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                     32,509,030              --      72,087,805              --      17,251,862              --
   Withhold                   551,588              --       1,203,888              --         326,859              --
---------------------------------------------------------------------------------------------------------------------
   Total                   33,060,618              --      73,291,693              --      17,578,721              --
=====================================================================================================================
Jack B. Evans
   For                     32,491,840              --      72,102,370              --      17,244,447              --
   Withhold                   568,778              --       1,189,323              --         334,274              --
---------------------------------------------------------------------------------------------------------------------
   Total                   33,060,618              --      73,291,693              --      17,578,721              --
=====================================================================================================================
William C. Hunter
   For                     32,499,965              --      72,102,418              --      17,246,447              --
   Withhold                   560,653              --       1,189,275              --         332,274              --
---------------------------------------------------------------------------------------------------------------------
   Total                   33,060,618              --      73,291,693              --      17,578,721              --
=====================================================================================================================
David J. Kundert
   For                     32,509,384              --      72,088,848              --      17,253,747              --
   Withhold                   551,234              --       1,202,845              --         324,974              --
---------------------------------------------------------------------------------------------------------------------
   Total                   33,060,618              --      73,291,693              --      17,578,721              --
=====================================================================================================================
William J. Schneider
   For                             --          11,602              --          24,837              --           5,836
   Withhold                        --              16              --              72              --               2
---------------------------------------------------------------------------------------------------------------------
   Total                           --          11,618              --          24,909              --           5,838
=====================================================================================================================
Timothy R. Schwertfeger
   For                             --          11,602              --          24,836              --           5,836
   Withhold                        --              16              --              73              --               2
---------------------------------------------------------------------------------------------------------------------
   Total                           --          11,618              --          24,909              --           5,838
=====================================================================================================================
Judith M. Stockdale
   For                     32,517,284              --      72,094,078              --      17,246,712              --
   Withhold                   543,334              --       1,197,615              --         332,009              --
---------------------------------------------------------------------------------------------------------------------
   Total                   33,060,618              --      73,291,693              --      17,578,721              --
=====================================================================================================================
Carole E. Stone
   For                     32,500,621              --      72,074,510              --      17,249,253              --
   Withhold                   559,997              --       1,217,183              --         329,468              --
---------------------------------------------------------------------------------------------------------------------
   Total                   33,060,618              --      73,291,693              --      17,578,721              --
=====================================================================================================================
Eugene S. Sunshine(1)
   For                     32,493,105              --      72,088,736              --      17,232,400              --
   Withhold                   567,513              --       1,202,957              --         346,321              --
---------------------------------------------------------------------------------------------------------------------
   Total                   33,060,618              --      73,291,693              --      17,578,721              --
=====================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                     26,030,985              --      54,273,425              --      13,236,719              --
   Against                    405,014              --         864,749              --         169,085              --
   Abstain                    410,401              --       1,041,017              --         278,150              --
---------------------------------------------------------------------------------------------------------------------
   Total                   26,846,400              --      56,179,191              --      13,683,954              --
=====================================================================================================================


NPX
NVG
NEA


                                     NPX                             NVG                             NEA
---------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
                           Common and                      Common and                     Common and
                        MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred
                       shares voting    shares voting   shares voting   shares voting   shares voting   shares voting
                             together        together        together        together        together        together
                           as a class      as a class      as a class      as a class      as a class      as a class
---------------------------------------------------------------------------------------------------------------------
   For                     18,676,358              --      15,159,352              --       9,511,149              --
   Against                    809,457              --         783,054              --         493,423              --
   Abstain                    727,055              --         593,948              --         534,118              --
   Broker Non-Votes         6,790,620              --       5,318,655              --       3,494,613              --
---------------------------------------------------------------------------------------------------------------------
   Total                   27,003,490              --      21,855,009              --      14,033,303              --
=====================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                             --              --              --              --              --              --
   Withhold                        --              --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                           --              --              --              --              --              --
=====================================================================================================================
Jack B. Evans
   For                             --              --              --              --              --              --
   Withhold                        --              --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                           --              --              --              --              --              --
=====================================================================================================================
William C. Hunter
   For                             --              --              --              --              --              --
   Withhold                        --              --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                           --              --              --              --              --              --
=====================================================================================================================
David J. Kundert
   For                             --              --              --              --              --              --
   Withhold                        --              --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                           --              --              --              --              --              --
=====================================================================================================================
William J. Schneider
   For                             --           9,960              --           8,590              --           5,295
   Withhold                        --              43              --             109              --               3
---------------------------------------------------------------------------------------------------------------------
   Total                           --          10,003              --           8,699              --           5,298
=====================================================================================================================
Timothy R. Schwertfeger
   For                             --           9,959              --           8,590              --           5,295
   Withhold                        --              44              --             109              --               3
---------------------------------------------------------------------------------------------------------------------
   Total                           --          10,003              --           8,699              --           5,298
=====================================================================================================================
Judith M. Stockdale
   For                     33,759,050              --      27,600,450              --      17,634,465              --
   Withhold                   433,682              --         331,055              --         227,829              --
---------------------------------------------------------------------------------------------------------------------
   Total                   34,192,732              --      27,931,505              --      17,862,294              --
=====================================================================================================================
Carole E. Stone
   For                     33,740,649              --      27,609,445              --      17,620,986              --
   Withhold                   452,083              --         322,060              --         241,308              --
---------------------------------------------------------------------------------------------------------------------
   Total                   34,192,732              --      27,931,505              --      17,862,294              --
=====================================================================================================================
Eugene S. Sunshine (1)
   For                             --              --              --              --              --              --
   Withhold                        --              --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                           --              --              --              --              --              --
=====================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                     26,289,311              --      21,174,849              --      13,583,871              --
   Against                    307,440              --         292,590              --         126,882              --
   Abstain                    406,739              --         387,570              --         322,550              --
---------------------------------------------------------------------------------------------------------------------
   Total                   27,003,490              --      21,855,009              --      14,033,303              --
=====================================================================================================================


(1) Mr. Sunshine resigned from the Funds' Board of Directors/Trustees on July 31, 2007.

REPORT OF
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund and Nuveen Insured Tax-Free Advantage Municipal Fund (the "Funds") as of October 31, 2007, and the related statements of operations and cash flows (Nuveen Insured Premium Income Municipal Fund 2 only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund and Nuveen Insured Tax-Free Advantage Municipal Fund at October 31, 2007, the results of their operations and cash flows (Nuveen Insured Premium Income Municipal Fund 2 only) for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                     /s/ Ernst & Young LLP

Chicago, Illinois
December 27, 2007

     |  Nuveen Insured Quality Municipal Fund, Inc.
NQI  |  Portfolio of INVESTMENTS

                                                                October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.6% (1.0% OF TOTAL INVESTMENTS)

$      1,135    Birmingham Waterworks and Sewerage Board, Alabama, Water             1/13 at 100.00        AAA        $   1,224,461
                  and Sewerage Revenue Bonds, Series 2002B, 5.250%, 1/01/20
                  (Pre-refunded 1/01/13) - MBIA Insured

       7,500    Huntsville Healthcare Authority, Alabama, Revenue Bonds,             6/15 at 100.00        AAA            7,779,900
                  Series 2005A, 5.000%, 6/01/24 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       8,635    Total Alabama                                                                                             9,004,361
-----------------------------------------------------------------------------------------------------------------------------------

                ARIZONA - 3.5% (2.1% OF TOTAL INVESTMENTS)

       3,670    Mesa, Arizona, Utility System Revenue Bonds, Reset Option            7/17 at 100.00        Aaa            3,039,971
                  Longs, Series 11032- 11034, 5.258%, 7/01/31 - FSA Insured (IF)

       9,200    Phoenix, Arizona, Civic Improvement Corporation, Senior              7/12 at 100.00        Aaa            9,386,024
                  Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 -
                  FGIC Insured (Alternative Minimum Tax)

       8,755    Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic               No Opt. Call        AAA            7,435,972
                  Plaza, Series 2005B, 0.000%, 7/01/39 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      21,625    Total Arizona                                                                                            19,861,967
-----------------------------------------------------------------------------------------------------------------------------------

                ARKANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

       4,250    University of Arkansas, Fayetteville, Revenue Bonds,                11/14 at 100.00        Aaa            4,434,705
                  Medical Sciences Campus, Series 2004B, 5.000%, 11/01/24 -
                  MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA - 31.3% (19.2% OF TOTAL INVESTMENTS)

                California Department of Water Resources, Water System
                Revenue Bonds, Central Valley Project, Series 2005AC:

       4,045      5.000%, 12/01/24 - MBIA Insured                                   12/14 at 100.00        AAA            4,235,034
       4,000      5.000%, 12/01/26 - MBIA Insured                                   12/14 at 100.00        AAA            4,156,880
       1,275    California Educational Facilities Authority, Revenue Bonds,         10/15 at 100.00        Aaa            1,367,438
                  Occidental College, Series 2005A,5.250%, 10/01/23 - MBIA
                  Insured

       7,115    California Infrastructure Economic Development Bank, First           1/28 at 100.00        AAA            7,756,488
                  Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
                  Series 2003A, 5.000%, 7/01/33 (Pre-refunded 1/01/28) -
                  AMBAC Insured (UB)

      13,175    California Pollution Control Financing Authority, Revenue            9/09 at 101.00        AAA           13,630,723
                  Refunding Bonds, Southern California Edison Company, Series
                  1999A, 5.450%, 9/01/29 - MBIA Insured

      13,445    California State, General Obligation Bonds, Series 2002,             4/12 at 100.00        AAA           13,950,801
                  5.000%, 4/01/27 - AMBAC Insured

       7,055    California State, General Obligation Bonds, Series 2002,             4/12 at 100.00        Aaa            7,503,698
                  5.000%, 4/01/27 (Pre-refunded 4/01/12) - AMBAC Insured

           5    California State, General Obligation Bonds, Series 2004,             4/14 at 100.00        AAA                5,136
                  5.000%, 4/01/31 - AMBAC Insured

       3,745    California State, General Obligation Bonds, Series 2004,             4/14 at 100.00        Aaa            4,066,358
                  5.000%, 4/01/31 (Pre-refunded 4/01/14) - AMBAC Insured

       8,000    California, General Obligation Bonds, Series 2002, 5.000%,          10/12 at 100.00        AAA            8,164,800
                  10/01/32 - MBIA Insured

       2,340    Cerritos Public Financing Authority, California, Tax                11/17 at 102.00        AAA            2,473,169
                  Allocation Revenue Bonds, Los Cerritos Redevelopment
                  Projects, Series 2002A, 5.000%, 11/01/24 - AMBAC Insured

       5,000    Clovis Unified School District, Fresno County, California,             No Opt. Call        AAA            2,207,300
                  General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 -
                  FGIC Insured


     |  Nuveen Insured Quality Municipal Fund, Inc. (continued)
NQI  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (CONTINUED)

                Foothill/Eastern Transportation Corridor Agency,
                California, Toll Road Revenue Refunding Bonds, Series 1999:

$     22,985      0.000%, 1/15/24 - MBIA Insured                                      1/10 at 44.52        AAA        $   9,350,988
      22,000      0.000%, 1/15/31 - MBIA Insured                                      1/10 at 29.11        AAA            5,835,280
      50,000      0.000%, 1/15/37 - MBIA Insured                                      1/10 at 20.19        AAA            9,196,500

       5,000    Garden Grove, California, Certificates of Participation,             3/12 at 101.00        AAA            5,142,500
                  Financing Project, Series 2002A, 5.125%, 3/01/32 - AMBAC
                  Insured

       5,500    Golden State Tobacco Securitization Corporation,                     6/15 at 100.00        AAA            5,619,845
                  California, Tobacco Settlement Asset-Backed Revenue Bonds,
                  Series 2005A, 5.000%, 6/01/35 - FGIC Insured

       3,795    Kern Community College District, California, General                11/15 at 100.00        AAA            4,027,823
                  Obligation Bonds, Series 2005, 5.000%, 11/01/20 - FSA
                  Insured

       5,795    Kern Community College District, California, General                   No Opt. Call        AAA            2,528,532
                  Obligation Bonds, Series 2006, 0.000%, 11/01/25 - FSA
                  Insured

       5,388    Moreno Valley Public Finance Authority, California, GNMA             1/12 at 105.00        Aaa            5,693,015
                  Collateralized Assisted Living Housing Revenue Bonds, CDC
                  Assisted Living Project, Series 2000A, 7.500%, 1/20/42

       5,425    Ontario Redevelopment Financing Authority, San Bernardino           12/07 at 100.00        AAA            5,884,335
                  County, California, Revenue Bonds, Redevelopment Project 1,
                  Series 1993, 5.850%, 8/01/22 - MBIA Insured (ETM)

       3,615    Pasadena Unified School District, Los Angeles County,                5/13 at 100.00        AAA            3,890,716
                  California, General Obligation Bonds, Series 2003D, 5.000%,
                  5/01/24 (Pre-refunded 5/01/13) - MBIA Insured

       2,590    Riverside County Public Financing Authority, California,            10/14 at 100.00        AAA            2,679,381
                  Tax Allocation Bonds, Multiple Projects, Series 2004,
                  5.000%, 10/01/25 - XLCA Insured

       2,000    San Diego Redevelopment Agency, California, Subordinate              9/14 at 100.00        AAA            2,102,940
                  Lien Tax Allocation Bonds, Centre City Project, Series
                  2004A, 5.000%, 9/01/21 - XLCA Insured

                San Francisco Airports Commission, California, Revenue
                Refunding Bonds, San Francisco International Airport,
                Second Series 2001, Issue 27A:

       7,200    5.125%, 5/01/21 - MBIA Insured (Alternative Minimum Tax)             5/11 at 100.00        AAA            7,411,176
      12,690    5.250%, 5/01/31 - MBIA Insured (Alternative Minimum Tax)             5/11 at 100.00        AAA           12,867,914

                San Francisco Bay Area Rapid Transit District, California,
                Sales Tax Revenue Bonds, Series 2005A:

       2,000      5.000%, 7/01/21 - MBIA Insured                                     7/15 at 100.00        AAA            2,105,180
       3,655      5.000%, 7/01/22 - MBIA Insured                                     7/15 at 100.00        AAA            3,837,421
       3,840      5.000%, 7/01/23 - MBIA Insured                                     7/15 at 100.00        AAA            4,040,640

       8,965    San Jose Redevelopment Agency, California, Tax Allocation            8/17 at 100.00        AAA            8,318,086
                  Bonds, Merged Area Redevelopment Project, Series 2006C,
                  4.250%, 8/01/30 - MBIA Insured (UB)

       3,500    Saugus Union School District, Los Angeles County,                      No Opt. Call        AAA            1,712,585
                  California, General Obligation Bonds, Series 2006, 0.000%,
                  8/01/23 - FGIC Insured

       1,000    Sierra Joint Community College District, Tahoe Truckee,              8/14 at 100.00        AAA            1,037,010
                  California, General Obligation Bonds, School Facilities
                  Improvement District 1, Series 2005A, 5.000%, 8/01/27 -
                  FGIC Insured

       1,575    Sierra Joint Community College District, Western Nevada,             8/14 at 100.00        AAA            1,631,432
                  California, General Obligation Bonds, School Facilities
                  Improvement District 2, Series 2005A, 5.000%, 8/01/27 -
                  FGIC Insured

       3,600    Ventura County Community College District, California,               8/15 at 100.00        AAA            3,753,504
                  General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 -
                  MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
     251,318    Total California                                                                                        178,184,628
-----------------------------------------------------------------------------------------------------------------------------------

                COLORADO - 2.3% (1.4% OF TOTAL INVESTMENTS)

       2,015    Board of Trustees of the University of Northern Colorado,            6/15 at 100.00        AAA            2,120,022
                  Revenue Bonds, Series 2005, 5.000%, 6/01/22 - FSA Insured

                Denver City and County, Colorado, Airport Revenue Bonds,
                Series 2006:

       5,365      5.000%, 11/15/23 - FGIC Insured (UB)                              11/16 at 100.00        AAA            5,625,256
       1,100      7.501%, 11/15/24 - FGIC Insured (IF)                              11/16 at 100.00        AAA            1,250,865
       1,445      7.501%, 11/15/25 - FGIC Insured (IF)                              11/16 at 100.00        AAA            1,643,182



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COLORADO (CONTINUED)

$      1,250    Jefferson County School District R1, Colorado, General              12/14 at 100.00        AAA        $   1,305,863
                  Obligation Bonds, Series 2004, 5.000%, 12/15/24 - FSA
                  Insured

       1,000    University of Colorado, Enterprise System Revenue Bonds,             6/15 at 100.00        AAA            1,039,280
                  Series 2005, 5.000%, 6/01/30 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      12,175    Total Colorado                                                                                           12,984,468
-----------------------------------------------------------------------------------------------------------------------------------

                CONNECTICUT - 0.3% (0.2% OF TOTAL INVESTMENTS)

       2,000    Connecticut, General Obligation Bonds, Series 2004D,                12/14 at 100.00        AAA            2,124,660
                 5.000%, 12/01/22 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                DISTRICT OF COLUMBIA - 2.2% (1.4% OF TOTAL INVESTMENTS)

       8,000    Washington Convention Center Authority, District of                 10/08 at 101.00        AAA            8,190,080
                  Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
                  1998, 5.000%, 10/01/21 (Pre-refunded 10/01/08) - AMBAC
                  Insured

       1,335    Washington Convention Center Authority, District of                 10/16 at 100.00        AAA            1,231,444
                  Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
                  2007, Residuals 1606, 6.094%, 10/01/30 - AMBAC Insured (IF)

       3,920    Washington DC Convention Center Authority, Dedicated Tax            10/16 at 100.00        AAA            3,397,621
                  Revenue Bonds, Residual Series 1730, 1731, 1736, 6.092%,
                  10/01/36 - AMBAC Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
      13,255    Total District of Columbia                                                                               12,819,145
-----------------------------------------------------------------------------------------------------------------------------------

                FLORIDA - 7.6% (4.7% OF TOTAL INVESTMENTS)

       3,450    Collier County, Florida, Capital Improvement Revenue Bonds,         10/14 at 100.00        AAA            3,585,723
                  Series 2005, 5.000%, 10/01/24 - MBIA Insured

       3,250    Florida State Board of Education, Full Faith and Credit              6/13 at 101.00        AAA            3,411,980
                  Public Education Capital Outlay Bonds, Series 2003J,
                  5.000%, 6/01/22 - AMBAC Insured

      20,000    Lee County, Florida, Airport Revenue Bonds, Series 2000A,           10/10 at 101.00        AAA           21,050,000
                  5.750%, 10/01/25 - FSA Insured (Alternative Minimum Tax)

       4,115    Miami-Dade County Housing Finance Authority, Florida,                7/11 at 100.00        AAA            4,216,023
                  Multifamily Housing Revenue Bonds, Monterey Pointe
                  Apartments, Series 2001-2A, 5.850%, 7/01/37 - FSA Insured
                  (Alternative Minimum Tax)

       7,000    Miami-Dade County, Florida, Aviation Revenue Bonds, Miami           10/12 at 100.00        AAA            7,179,340
                  International Airport, Series 2002, 5.375%, 10/01/32 - FGIC
                  Insured (Alternative Minimum Tax)

       3,780    Palm Beach County School Board, Florida, Certificates of             8/13 at 100.00        AAA            3,974,821
                  Participation, Series 2003A, 5.000%, 8/01/16 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      41,595    Total Florida                                                                                            43,417,887
-----------------------------------------------------------------------------------------------------------------------------------

                GEORGIA - 0.1% (0.1% OF TOTAL INVESTMENTS)

       1,000    Atlanta, Georgia, Water and Wastewater Revenue Bonds,               11/14 at 100.00        AAA            1,044,080
                  Series 2004, 5.000%, 11/01/22 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                HAWAII - 3.3% (2.0% OF TOTAL INVESTMENTS)

       1,620    Hawaii County, Hawaii, General Obligation Bonds, Series              7/13 at 100.00        AAA            1,706,459
                  2003A, 5.000%, 7/15/21 - FSA Insured

                Hawaii Department of Transportation, Airport System
                Revenue Refunding Bonds, Series 2000B:

       8,785      6.625%, 7/01/18 - FGIC Insured (Alternative Minimum Tax)           7/10 at 101.00        AAA            9,423,933
       7,000      6.000%, 7/01/19 - FGIC Insured (Alternative Minimum Tax)           7/10 at 101.00        AAA            7,399,630
-----------------------------------------------------------------------------------------------------------------------------------
      17,405    Total Hawaii                                                                                             18,530,022
-----------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS - 15.5% (9.5% OF TOTAL INVESTMENTS)

       9,500    Chicago, Illinois, Second Lien General Airport Revenue               1/10 at 101.00        AAA            9,929,970
                  Refunding Bonds, O'Hare International Airport, Series 1999,
                  5.500%, 1/01/15 - AMBAC Insured (Alternative Minimum Tax)

       2,875    Chicago, Illinois, Third Lien General Airport Revenue                1/16 at 100.00        AAA            3,056,154
                  Bonds, O'Hare International Airport, Series 2005A, 5.250%,
                  1/01/24 - MBIA Insured

      25,000    Illinois Health Facilities Authority, Revenue Bonds, Iowa            2/10 at 101.00        AAA           26,342,250
                  Health System, Series 2000, 5.875%, 2/15/30 - AMBAC Insured
                  (ETM)

      13,275    Illinois, General Obligation Bonds, Illinois FIRST Program,          5/11 at 100.00        AAA           13,794,451
                  Series 2001, 5.250%, 5/01/26 - FSA Insured


     |  Nuveen Insured Quality Municipal Fund, Inc. (continued)
NQI  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (CONTINUED)

$     15,785    Illinois, General Obligation Bonds, Illinois FIRST Program,          4/12 at 100.00        AAA        $  16,536,997
                  Series 2002, 5.250%, 4/01/27 - FSA Insured

      18,000    Metropolitan Pier and Exposition Authority, Illinois,                  No Opt. Call        AAA            8,220,600
                  Revenue Bonds, McCormick Place Expansion Project, Series
                  2002A, 0.000%, 12/15/24 - MBIA Insured

      10,000    University of Illinois, Certificates of Participation,               8/11 at 100.00        AAA           10,617,200
                  Utility Infrastructure Projects, Series 2001B, 5.250%,
                  8/15/21 (Pre-refunded 8/15/11) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      94,435    Total Illinois                                                                                           88,497,622
-----------------------------------------------------------------------------------------------------------------------------------

                INDIANA - 2.3% (1.4% OF TOTAL INVESTMENTS)

       3,730    Indiana Municipal Power Agency, Power Supply Revenue Bonds,          1/17 at 100.00        AAA            3,822,094
                  Series 2007A, 5.000%, 1/01/42 - MBIA Insured

       7,790    Indiana Transportation Finance Authority, Highway Revenue              No Opt. Call        AAA            9,140,552
                  Bonds, Series 1990A, 7.250%, 6/01/15 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      11,520    Total Indiana                                                                                            12,962,646
-----------------------------------------------------------------------------------------------------------------------------------

                KANSAS - 0.5% (0.4% OF TOTAL INVESTMENTS)

       3,000    Wichita, Kansas, Water and Sewerage Utility Revenue Bonds,          10/13 at 100.00        AAA            3,164,160
                  Series 2003, 5.000%, 10/01/21 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                KENTUCKY - 5.8% (3.6% OF TOTAL INVESTMENTS)

       3,015    Kentucky Asset/Liability Commission, General Fund Revenue            5/15 at 100.00        AAA            3,140,243
                  Project Notes, First Series 2005, 5.000%, 5/01/25 - MBIA
                  Insured

                Kentucky Economic Development Finance Authority, Health
                System Revenue Bonds, Norton Healthcare Inc., Series 2000C:

       2,530      6.150%, 10/01/27 - MBIA Insured                                   10/13 at 101.00        AAA            2,819,837
      12,060      6.150%, 10/01/28 - MBIA Insured                                   10/13 at 101.00        AAA           13,441,594
                Kentucky Economic Development Finance Authority, Health
                System Revenue Bonds, Norton Healthcare Inc., Series 2000C:

       3,815      6.150%, 10/01/27 (Pre-refunded 10/01/13) - MBIA Insured           10/13 at 101.00        Aaa            4,363,330
       6,125      6.150%, 10/01/28 (Pre-refunded 10/01/13) - MBIA Insured           10/13 at 101.00        Aaa            7,005,346
       2,230    Kentucky State Property and Buildings Commission, Revenue            8/15 at 100.00        AAA            2,426,017
                  Bonds, Project 85, Series 2005, 5.000%, 8/01/23
                  (Pre-refunded 8/01/15) - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      29,775    Total Kentucky                                                                                           33,196,367
-----------------------------------------------------------------------------------------------------------------------------------

                LOUISIANA - 4.1% (2.5% OF TOTAL INVESTMENTS)

          10    Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,            5/16 at 100.00        AAA                8,822
                  Residuals 660-1, 5.940%, 5/01/41 - FGIC Insured (IF)

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds,
                Series 2006:

      11,325      4.750%, 5/01/39 - FSA Insured (UB)                                 5/16 at 100.00        AAA           11,344,706
       8,940      4.500%, 5/01/41 - FGIC Insured (UB)                                5/16 at 100.00        AAA            8,588,837
           5    Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,            5/16 at 100.00        AAA                4,411
                  Residuals 660-3, 5.939%, 5/01/41 - FGIC Insured (IF)

       3,225    Orleans Levee District, Louisiana, Levee District General           12/07 at 102.00        AAA            3,293,596
                  Obligation Bonds, Series 1986, 5.950%, 11/01/15 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      23,505    Total Louisiana                                                                                          23,240,372
-----------------------------------------------------------------------------------------------------------------------------------

                MAINE - 1.5% (0.9% OF TOTAL INVESTMENTS)

         555    Maine Health and Higher Educational Facilities Authority,            7/09 at 101.00        AAA              578,982
                  Revenue Bonds, Series 1999B, 6.000%, 7/01/29 - MBIA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                MAINE (CONTINUED)

$      7,445    Maine Health and Higher Educational Facilities Authority,            7/09 at 101.00        Aaa        $   7,822,908
                  Revenue Bonds, Series 1999B, 6.000%, 7/01/29 (Pre-refunded
                  7/01/09) - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       8,000    Total Maine                                                                                               8,401,890
-----------------------------------------------------------------------------------------------------------------------------------

                MARYLAND - 1.8% (1.1% OF TOTAL INVESTMENTS)

       2,100    Maryland Health and Higher Educational Facilities                    7/16 at 100.00        AAA            2,105,061
                  Authority, Revenue Bonds, Western Maryland Health, Series
                  2006A, 4.750%, 7/01/36 - MBIA Insured (UB)

       7,535    Maryland Transportation Authority, Airport Parking Revenue           3/12 at 101.00        AAA            7,983,408
                  Bonds, Baltimore-Washington International Airport Passenger
                  Facility, Series 2002B, 5.500%, 3/01/18 - AMBAC Insured
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       9,635    Total Maryland                                                                                           10,088,469
-----------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 2.7% (1.6% OF TOTAL INVESTMENTS)

       5,000    Massachusetts Bay Transportation Authority, Senior Sales             7/12 at 100.00        AAA            5,316,800
                  Tax Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                  (Pre-refunded 7/01/12) - FGIC Insured

       1,680    Massachusetts College Building Authority, Project Revenue            5/16 at 100.00        AAA            1,738,195
                  Bonds, Series 2006A, 5.000%, 5/01/36 - AMBAC Insured

       1,100    Massachusetts Water Resources Authority, General Revenue             8/17 at 100.00        AAA            1,187,439
                  Bonds, Series 2005A, 5.250%, 8/01/26 - MBIA Insured

       1,155    Massachusetts Water Resources Authority, General Revenue             2/17 at 100.00        AAA              987,294
                  Bonds, Series 2007, Residual Trust 7039, 6.272%, 8/01/46 -
                  FSA Insured (IF)

                Massachusetts, Special Obligation Dedicated Tax
                Revenue Bonds, Series 2004:


       1,250      5.250%, 1/01/21 (Pre-refunded 1/01/14) - FGIC Insured              1/14 at 100.00        AAA            1,358,400
       1,000      5.250%, 1/01/22 (Pre-refunded 1/01/14) - FGIC Insured              1/14 at 100.00        AAA            1,086,720
       1,195      5.250%, 1/01/23 (Pre-refunded 1/01/14) - FGIC Insured              1/14 at 100.00        AAA            1,298,630
       2,000      5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured              1/14 at 100.00        AAA            2,173,440
-----------------------------------------------------------------------------------------------------------------------------------
      14,380    Total Massachusetts                                                                                      15,146,918
-----------------------------------------------------------------------------------------------------------------------------------

                MICHIGAN - 0.9% (0.5% OF TOTAL INVESTMENTS)

       4,750    Michigan Strategic Fund, Collateralized Limited Obligation           9/09 at 102.00        AAA            4,921,618
                  Pollution Control Revenue Refunding Bonds, Detroit Edison
                  Company, Series 1999A, 5.550%, 9/01/29 - MBIA Insured
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------

                MINNESOTA - 0.0% (0.0% OF TOTAL INVESTMENTS)

          12    St. Louis Park, Minnesota, GNMA Mortgage-Backed Securities           4/08 at 100.00        Aaa               12,171
                  Program Single Family Residential Mortgage Revenue Bonds,
                  Series 1991A, 7.250%, 4/20/23
-----------------------------------------------------------------------------------------------------------------------------------

                MISSISSIPPI - 1.1% (0.7% OF TOTAL INVESTMENTS)

       2,715    Harrison County Wastewater Management District,                        No Opt. Call        AAA            3,327,585
                  Mississippi, Revenue Refunding Bonds, Wastewater Treatment
                  Facilities, Series 1991B, 7.750%, 2/01/14 - FGIC Insured
                  (ETM)

       2,545    Harrison County Wastewater Management District,                        No Opt. Call        AAA            3,129,637
                  Mississippi, Wastewater Treatment Facilities Revenue
                  Refunding Bonds, Series 1991A, 8.500%, 2/01/13 - FGIC
                  Insured (ETM)
-----------------------------------------------------------------------------------------------------------------------------------
       5,260    Total Mississippi                                                                                         6,457,222
-----------------------------------------------------------------------------------------------------------------------------------

                NEBRASKA - 0.7% (0.4% OF TOTAL INVESTMENTS)

       4,335    Lincoln Electric System, Nebraska, Electric System Revenue           9/17 at 100.00        AAA            3,949,749
                  Bonds, Series 2007A, Residuals 07-1007-9, 5.973%, 9/01/37 -
                  FGIC Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------

                NEVADA - 7.1% (4.4% OF TOTAL INVESTMENTS)

      33,700    Director of Nevada State Department of Business and                  1/10 at 100.00        AAA           34,580,240
                Industry, Revenue Bonds, Las Vegas Monorail Project, First
                Tier, Series 2000, 5.375%, 1/01/40 - AMBAC Insured


     |  Nuveen Insured Quality Municipal Fund, Inc. (continued)
NQI  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                NEVADA (CONTINUED)

$      5,720    Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds,          6/12 at 100.00        AAA        $   6,099,064
                  Reno Transportation Rail Access Corridor Project, Series
                  2002, 5.125%, 6/01/32 (Pre-refunded 6/01/12) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      39,420    Total Nevada                                                                                             40,679,304
-----------------------------------------------------------------------------------------------------------------------------------

                NEW JERSEY - 1.5% (0.9% OF TOTAL INVESTMENTS)

                New Jersey Economic Development Authority, Revenue Bonds,
                Motor Vehicle Surcharge, Series 2004A:

       1,700      5.000%, 7/01/22 - MBIA Insured                                     7/14 at 100.00        AAA            1,790,593
       1,700      5.000%, 7/01/23 - MBIA Insured                                     7/14 at 100.00        AAA            1,785,034
       2,230    New Jersey Educational Facilities Authority, Revenue Bonds,          7/17 at 100.00        AAA            2,119,214
                  Rowan College, Series 2007B, 4.250%, 7/01/34 - FGIC Insured

       2,500    New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,          7/13 at 100.00        AAA            2,633,925
                  5.000%, 1/01/19 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       8,130    Total New Jersey                                                                                          8,328,766
-----------------------------------------------------------------------------------------------------------------------------------

                NEW MEXICO - 1.1% (0.7% OF TOTAL INVESTMENTS)

                New Mexico Finance Authority, Public Project Revolving Fund
                Revenue Bonds, Series 2004C:

       1,420      5.000%, 6/01/22 - AMBAC Insured                                    6/14 at 100.00        AAA            1,495,374
       3,290      5.000%, 6/01/23 - AMBAC Insured                                    6/14 at 100.00        AAA            3,427,423
       1,530    New Mexico State University, Revenue Bonds, Series 2004,             4/14 at 100.00        AAA            1,594,245
                  5.000%, 4/01/23 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       6,240    Total New Mexico                                                                                          6,517,042
-----------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 15.7% (9.6% OF TOTAL INVESTMENTS)

      11,760    Dormitory Authority of the State of New York, New York               5/10 at 101.00        AAA           12,538,982
                  City, Lease Revenue Bonds, Court Facilities, Series 1999,
                  5.750%, 5/15/30 (Pre-refunded 5/15/10) - AMBAC Insured

       1,100    Dormitory Authority of the State of New York, Revenue                2/15 at 100.00        AAA            1,143,835
                  Bonds, Mental Health Services Facilities Improvements,
                  Series 2005A, 5.000%, 2/15/24 - AMBAC Insured

      15,000    Dormitory Authority of the State of New York, Revenue               10/12 at 100.00        AAA           16,259,250
                  Bonds, School Districts Financing Program, Series 2002D,
                  5.500%, 10/01/17 - MBIA Insured

       4,070    Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00        AAA            3,885,914
                  Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

       3,300    Long Island Power Authority, New York, Electric System              11/16 at 100.00        AAA            3,081,177
                  Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - MBIA Insured
                  (UB)

       5,000    Long Island Power Authority, New York, Electric System               6/16 at 100.00        AAA            5,247,000
                  General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 -
                  FGIC Insured

       8,000    Metropolitan Transportation Authority, New York, State               7/12 at 100.00        AAA            8,311,840
                  Service Contract Refunding Bonds, Series 2002A, 5.000%,
                  7/01/25 - FGIC Insured

       6,940    New York Convention Center Development Corporation, Hotel           11/15 at 100.00        AAA            7,100,800
                  Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 -
                  AMBAC Insured (UB)

      10,150    New York State Housing Finance Agency, Mortgage Revenue             11/07 at 101.00        AAA           10,264,492
                  Refunding Bonds, Housing Project, Series 1996A, 6.125%,
                  11/01/20 - FSA Insured

       4,200    New York State Mortgage Agency, Homeowner Mortgage Revenue          10/09 at 100.00        AAA            4,261,740
                  Bonds, Series 82, 5.550%, 10/01/19 - MBIA Insured
                  (Alternative Minimum Tax)

       6,595    New York State Thruway Authority, State Personal Income Tax          3/15 at 100.00        AAA            6,890,060
                  Revenue Bonds, Series 2005A, 5.000%, 3/15/25 - FSA Insured

                New York State Urban Development Corporation, Service
                Contract Revenue Bonds, Series 2005B:

       2,460      5.000%, 3/15/24 - FSA Insured                                      3/15 at 100.00        AAA            2,574,808
       2,465      5.000%, 3/15/25 - FSA Insured                                      3/15 at 100.00        AAA            2,575,284

       5,000    Triborough Bridge and Tunnel Authority, New York,                   11/13 at 100.00        AAA            5,142,550
                  Subordinate Lien General Purpose Revenue Bonds, Series
                  2003A, 5.000%, 11/15/32 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      86,040    Total New York                                                                                           89,277,732
-----------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.6% (2.8% OF TOTAL INVESTMENTS)

$      1,585    Cincinnati City School District, Hamilton County, Ohio,                No Opt. Call        AAA        $   1,771,206
                  General Obligation Bonds, Series 2006, 5.250%, 12/01/23 -
                  FGIC Insured

       7,000    Cleveland State University, Ohio, General Receipts Bonds,            6/14 at 100.00        AAA            7,510,160
                  Series 2004, 5.250%, 6/01/19 - FGIC Insured

       9,200    Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series          12/16 at 100.00        Aaa            8,620,676
                  2006, 4.250%, 12/01/32 - AMBAC Insured (UB)

       5,000    Lorain County, Ohio, Health Facilities Revenue Bonds,                9/09 at 102.00        AAA            5,221,300
                  Catholic Healthcare Partners, Series 1999A, 5.500%, 9/01/29
                  - AMBAC Insured

       3,065    Oak Hills Local School District, Hamilton County, Ohio,             12/15 at 100.00        AAA            3,211,139
                  General Obligation Bonds, Series 2005, 5.000%, 12/01/24 -
                  FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      25,850    Total Ohio                                                                                               26,334,481
-----------------------------------------------------------------------------------------------------------------------------------

                OKLAHOMA - 0.4% (0.3% OF TOTAL INVESTMENTS)

       2,250    Oklahoma Capitol Improvement Authority, State Facilities             7/15 at 100.00        AAA            2,357,055
                  Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA - 4.0% (2.4% OF TOTAL INVESTMENTS)

       3,000    Allegheny County Sanitary Authority, Pennsylvania, Sewerage         12/15 at 100.00        AAA            3,151,410
                  Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA Insured

       7,000    Allegheny County, Pennsylvania, Airport Revenue Refunding            1/08 at 101.00        AAA            7,087,080
                  Bonds, Pittsburgh International Airport, Series 1997A,
                  5.250%, 1/01/16 (Pre-refunded 1/01/08) - MBIA Insured
                  (Alternative Minimum Tax)

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                Villanova University, Series 2006:

       3,260      5.000%, 8/01/23 - AMBAC Insured                                    8/16 at 100.00        AAA            3,435,681
       1,600      5.000%, 8/01/24 - AMBAC Insured                                    8/16 at 100.00        AAA            1,683,840

       5,400    Pennsylvania Public School Building Authority, Lease                12/16 at 100.00        AAA            5,278,014
                  Revenue Bonds, School District of
                  Philadelphia, Series 2006B, 4.500%, 6/01/32 - FSA Insured (UB)

       2,000    Pittsburgh Public Parking Authority, Pennsylvania, Parking          12/15 at 100.00        AAA            2,093,980
                  Revenue Bonds, Series 2005B, 5.000%, 12/01/23 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      22,260    Total Pennsylvania                                                                                       22,730,005
-----------------------------------------------------------------------------------------------------------------------------------

                PUERTO RICO - 1.5% (0.9% OF TOTAL INVESTMENTS)

       2,500    Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/15 at 100.00        AAA            2,647,450
                  Series 2005RR, 5.000%, 7/01/22 - FGIC Insured

       5,000    Puerto Rico, Highway Revenue Bonds, Highway and                        No Opt. Call        AAA            5,620,400
                  Transportation Authority, Series 2003AA, 5.500%, 7/01/16 -
                  FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       7,500    Total Puerto Rico                                                                                         8,267,850
-----------------------------------------------------------------------------------------------------------------------------------

                SOUTH CAROLINA - 1.1% (0.7% OF TOTAL INVESTMENTS)

       3,000    Charleston County School District, South Carolina, General           2/14 at 100.00        AAA            3,153,270
                  Obligation Bonds, Series 2004A, 5.000%, 2/01/22 - AMBAC
                  Insured

       3,335    South Carolina Transportation Infrastructure Bank, Revenue          10/16 at 100.00        Aaa            3,008,604
                  Bonds, Series 2007A, Lehman Municipal Trust Receipts K35W,
                  5.953%, 10/01/34 - XLCA Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
       6,335    Total South Carolina                                                                                      6,161,874
-----------------------------------------------------------------------------------------------------------------------------------

                TENNESSEE - 1.1% (0.6% OF TOTAL INVESTMENTS)

                Knox County Health, Educational and Housing Facilities
                Board, Tennessee, Hospital Revenue Refunding Bonds,
                Covenant Health, Series 2002A:

       7,500      0.000%, 1/01/24 - FSA Insured                                       1/13 at 52.75        AAA            3,093,150
       5,000      0.000%, 1/01/25 - FSA Insured                                       1/13 at 49.71        AAA            1,940,450
       2,750      0.000%, 1/01/26 - FSA Insured                                       1/13 at 46.78        AAA            1,001,303
-----------------------------------------------------------------------------------------------------------------------------------
      15,250    Total Tennessee                                                                                           6,034,903
-----------------------------------------------------------------------------------------------------------------------------------


     |  Nuveen Insured Quality Municipal Fund, Inc. (continued)
NQI  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 19.0% (11.7% OF TOTAL INVESTMENTS)

 $     8,000    Abilene Health Facilities Development Corporation, Texas,            3/08 at 100.00        AAA        $   8,014,080
                  Hospital Revenue Refunding and Improvement Bonds, Hendrick
                  Medical Center Project, Series 1995C, 6.150%, 9/01/25 -
                  MBIA Insured

       1,595    Austin, Texas, Combined Utility System Revenue Refunding            11/07 at 100.00        AAA            1,596,675
                  Bonds, Series 1997, 5.125%, 11/15/20 - FSA Insured

       3,135    Corpus Christi, Texas, Utility System Revenue Bonds, Series          7/14 at 100.00        AAA            3,355,673
                  2004, 5.250%, 7/15/20 - FSA Insured

       3,000    Dallas-Ft. Worth International Airport, Texas, Joint                11/11 at 100.00        AAA            3,209,460
                  Revenue Refunding and Improvement Bonds, Series 2001A,
                  5.750%, 11/01/13 - FGIC Insured (Alternative Minimum Tax)

       3,735    Grand Prairie Independent School District, Dallas County,            2/13 at 100.00        AAA            4,013,407
                  Texas, General Obligation Bonds, Series 2003, 5.125%,
                  2/15/31 (Pre-refunded 2/15/13) - FSA Insured

       1,465    Harris County Hospital District, Texas, Revenue Refunding              No Opt. Call        AAA            1,533,093
                  Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured

         495    Harris County Hospital District, Texas, Revenue Refunding              No Opt. Call        AAA              512,063
                  Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured (ETM)

       5,000    Houston, Texas, First Lien Combined Utility System Revenue           5/14 at 100.00        AAA            5,319,400
                  Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured

       4,500    Houston, Texas, General Obligation Public Improvement                3/11 at 100.00        AAA            4,638,870
                  Bonds, Series 2001A, 5.000%, 3/01/22 - FSA Insured

      17,000    Houston, Texas, Junior Lien Water and Sewerage System                  No Opt. Call        AAA           20,333,530
                  Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 -
                  FSA Insured (ETM)

       4,685    Houston, Texas, Subordinate Lien Airport System Revenue              7/10 at 100.00        AAA            4,827,893
                  Bonds, Series 2000A, 5.500%, 7/01/19 - FSA Insured
                  (Alternative Minimum Tax)

      19,200    Jefferson County Health Facilities Development Corporation,          8/11 at 100.00        AAA           19,952,256
                  Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital
                  of Southeast Texas, Series 2001, 5.400%, 8/15/31 - AMBAC
                  Insured

       6,000    Laredo Community College District, Texas, Limited Tax                8/10 at 100.00        AAA            6,303,780
                  General Obligation Bonds, Series 2001, 5.375%, 8/01/31
                  (Pre-refunded 8/01/10) - AMBAC Insured

       2,000    Laredo Independent School District Public Facilities                 8/11 at 100.00        AAA            2,045,440
                  Corporation, Texas, Lease Revenue Bonds, Series 2004A,
                  5.000%, 8/01/24 - AMBAC Insured

      22,045    North Central Texas Health Facilities Development                    8/12 at 101.00        AAA           22,781,303
                  Corporation, Revenue Bonds, Children's Medical Center of
                  Dallas, Series 2002, 5.250%, 8/15/32 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
     101,855    Total Texas                                                                                             108,436,923
-----------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 12.9% (7.9% OF TOTAL INVESTMENTS)

      10,730    Chelan County Public Utility District 1, Washington, Hydro           7/11 at 101.00        AAA           11,335,709
                  Consolidated System Revenue Refunding Bonds, Series 2001C,
                  5.650%, 7/01/32 - MBIA Insured (Alternative Minimum Tax)

      15,025    Seattle Housing Authority, Washington, GNMA Collateralized          11/11 at 105.00        AAA           16,608,485
                  Mortgage Loan Low Income Housing Assistance Revenue Bonds,
                  Park Place Project, Series 2000A, 7.000%, 5/20/42

       4,570    Seattle Housing Authority, Washington, GNMA Collateralized           9/11 at 102.00        AAA            4,856,402
                  Mortgage Loan Low Income Housing Assistance Revenue Bonds,
                  RHF/Esperanza Apartments Project, Series 2000A, 6.125%,
                  3/20/42 (Alternative Minimum Tax)

       5,000    Seattle, Washington, Municipal Light and Power Revenue              12/10 at 100.00        AAA            5,214,100
                  Bonds, Series 2000, 5.250%, 12/01/21 - FSA Insured

      11,750    Washington Public Power Supply System, Revenue Refunding             7/08 at 102.00        AAA           12,089,575
                  Bonds, Nuclear Project 1, Series 1998A, 5.125%, 7/01/17 -
                  MBIA Insured

       2,500    Washington State Healthcare Facilities Authority, Revenue           12/09 at 101.00        AAA            2,618,375
                  Bonds, Providence Services, Series 1999, 5.375%, 12/01/19
                  (Pre-refunded 12/01/09) - MBIA Insured

      21,510    Washington State, Motor Vehicle Fuel Tax General Obligation            No Opt. Call        AAA            8,135,297
                  Bonds, Series 2002-03C, 0.000%, 6/01/28 - MBIA Insured (UB)

      10,000    Washington State, General Obligation Bonds, Series R-2003A,          1/12 at 100.00        AAA           10,432,400
                  5.000%, 1/01/19 - MBIA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (CONTINUED)

 $     2,250    Washington, Certificates of Participation, Washington                7/09 at 100.00        AAA        $   2,306,858
                  Convention and Trade Center, Series 1999, 5.250%, 7/01/14 -
                  MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      83,335    Total Washington                                                                                         73,597,201
-----------------------------------------------------------------------------------------------------------------------------------

                WEST VIRGINIA - 2.4% (1.5% OF TOTAL INVESTMENTS)

      12,845    West Virginia Water Development Authority, Infrastructure           10/10 at 100.00        AAA           13,574,853
                  Revenue Bonds, Infrastructure and Jobs Development Council
                  Program, Series 2000A, 5.500%, 10/01/39 (Pre-refunded
                  10/01/10) - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                WISCONSIN - 0.7% (0.4% OF TOTAL INVESTMENTS)

       1,635    Green Bay, Wisconsin, Water System Revenue Bonds, Series            11/14 at 100.00        Aaa            1,773,942
                  2004, 5.000%, 11/01/26 (Pre-refunded 11/01/14) - FSA Insured

         545    Green Bay, Wisconsin, Water System Revenue Bonds, Series            11/14 at 100.00        Aaa              566,015
                  2004, 5.000%, 11/01/26 - FSA Insured

       1,675    Wisconsin Public Power Incorporated System, Power Supply             7/15 at 100.00        AAA            1,735,837
                  System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 - AMBAC
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
       3,855    Total Wisconsin                                                                                           4,075,794
-----------------------------------------------------------------------------------------------------------------------------------
 $ 1,003,030    Total Investments (cost $893,218,583) - 163.0%                                                          928,818,910
-----------------------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (9.5)%                                                                      (54,140,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                     13,279,266
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.8)%                                                       (318,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 569,958,176
                ===================================================================================================================


      All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax- exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     |  Nuveen Insured Municipal Opportunity Fund, Inc.
NIO  |  Portfolio of INVESTMENTS

                                                                October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 11.0% (6.9% OF TOTAL INVESTMENTS)

$     10,500    Birmingham Waterworks and Sewerage Board, Alabama, Water and         1/17 at 100.00        AAA        $  10,044,195
                  Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/43 -
                  AMBAC Insured (UB)

      11,175    Hoover Board of Education, Alabama, Capital Outlay Tax               2/11 at 100.00        AAA           11,642,786
                  Anticipation Warrants, Series 2001, 5.250%, 2/15/22 - MBIA
                  Insured

                Jefferson County, Alabama, Sewer Revenue Capital Improvement
                Warrants, Series 1999A:

      10,815      5.000%, 2/01/33 (Pre-refunded 2/01/09) - FGIC Insured              2/09 at 101.00        AAA           11,115,333
       9,790      5.000%, 2/01/33 (Pre-refunded 2/01/09) - FGIC Insured              2/09 at 101.00        AAA           10,070,386
      29,860      5.750%, 2/01/38 (Pre-refunded 2/01/09) - FGIC Insured              2/09 at 101.00        AAA           30,986,916

       2,500    Jefferson County, Alabama, Sewer Revenue Capital Improvement         8/12 at 100.00        AAA            2,673,400
                  Warrants, Series 2002B, 5.125%, 2/01/42 (Pre-refunded
                  8/01/12) - FGIC Insured

                Jefferson County, Alabama, Sewer Revenue Capital Improvement
                Warrants, Series 2002D:

         425      5.000%, 2/01/38 (Pre-refunded 8/01/12) - FGIC Insured              8/12 at 100.00        AAA              451,218
      14,800      5.000%, 2/01/42 (Pre-refunded 8/01/12) - FGIC Insured              8/12 at 100.00        AAA           15,746,312

      18,760    Jefferson County, Alabama, Sewer Revenue Capitol Improvement         2/11 at 101.00        AAA           19,763,285
                  Warrants, Series 2001A, 5.000%, 2/01/41 (Pre-refunded
                  2/01/11) - FGIC Insured

      10,195    Jefferson County, Alabama, Sewer Revenue Refunding Warrants,         1/08 at 100.00        AAA           10,206,215
                  Series 1997A, 5.375%, 2/01/27 - FGIC Insured

       5,240    Jefferson County, Alabama, Sewer Revenue Refunding Warrants,         2/11 at 101.00        AAA            5,526,838
                  Series 2003B, 5.000%, 2/01/41 (Pre-refunded 2/01/11) - FGIC
                  Insured

       6,000    University of Alabama, Tuscaloosa, General Revenue Bonds,            7/14 at 100.00        AAA            6,175,980
                  Series 2004A, 5.000%, 7/01/29 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
     130,060    Total Alabama                                                                                           134,402,864
-----------------------------------------------------------------------------------------------------------------------------------

                ALASKA - 1.5% (0.9% OF TOTAL INVESTMENTS)

       3,190    Alaska Housing Finance Corporation, Collateralized Veterans         12/09 at 100.00        AAA            3,263,530
                  Mortgage Program Bonds, First Series 1999A-1, 6.150%, 6/01/39

      11,245    Alaska Housing Finance Corporation, General Mortgage Revenue         6/09 at 100.00        AAA           11,430,093
                  Bonds, Series 1999A, 6.050%, 6/01/39 - MBIA Insured

       3,000    Alaska Student Loan Corporation, Student Loan Revenue Bonds,         7/08 at 100.00        AAA            3,025,230
                  Series 1998A, 5.250%, 7/01/14 - AMBAC Insured (Alternative
                  Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      17,435    Total Alaska                                                                                             17,718,853
-----------------------------------------------------------------------------------------------------------------------------------

                ARIZONA - 2.5% (1.6% OF TOTAL INVESTMENTS)

                Arizona State University, Certificates of Participation,
                Resh Infrastructure Projects, Series 2005A:

       2,000      5.000%, 9/01/25 - AMBAC Insured                                    3/15 at 100.00        AAA            2,075,040
       2,000      5.000%, 9/01/27 - AMBAC Insured                                    3/15 at 100.00        AAA            2,068,700

       1,000    Arizona State University, System Revenue Bonds, Series 2005,         7/15 at 100.00        AAA            1,040,940
                  5.000%, 7/01/27 - AMBAC Insured

       1,000    Maricopa County Union High School District 210, Phoenix,             7/14 at 100.00        AAA            1,081,350
                  Arizona, General Obligation Bonds,
                  Series 2004A, 5.000%, 7/01/22 (Pre-refunded 7/01/14) - FSA
                  Insured

       6,940    Mesa, Arizona, Utility System Revenue Bonds, Reset Option            7/17 at 100.00        Aaa            5,748,610
                  Longs, Series 11032- 11034, 5.258%, 7/01/31 - FSA Insured
                  (IF)

       1,150    Phoenix Civic Improvement Corporation, Arizona, Junior Lien          7/14 at 100.00        AAA            1,193,125
                  Wastewater System Revenue Bonds, Series 2004, 5.000%,
                  7/01/27 - MBIA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ARIZONA (CONTINUED)

$     13,490    Phoenix Civic Improvement Corporation, Arizona, Junior Lien          7/15 at 100.00        AAA        $  13,762,903
                  Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 -
                  MBIA Insured

       3,895    Pima County Industrial Development Authority, Arizona, Lease         1/08 at 100.00        Aaa            4,007,020
                  Obligation Revenue Refunding Bonds, Tucson Electric Power
                  Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      31,475    Total Arizona                                                                                            30,977,688
-----------------------------------------------------------------------------------------------------------------------------------

                ARKANSAS - 0.7% (0.5% OF TOTAL INVESTMENTS)

       3,660    Arkansas State University, Student Fee Revenue Bonds, Beebe          9/15 at 100.00        Aaa            3,766,067
                  Campus, Series 2006, 5.000%, 9/01/35 - AMBAC Insured

                Pulaski County, Arkansas, Hospital Revenue Bonds, Arkansas
                  Children's Hospital, Series 2005:

       2,000      5.000%, 3/01/25 - AMBAC Insured                                    3/15 at 100.00        AAA            2,069,960
       3,000      5.000%, 3/01/30 - AMBAC Insured                                    3/15 at 100.00        AAA            3,093,570
-----------------------------------------------------------------------------------------------------------------------------------
       8,660    Total Arkansas                                                                                            8,929,597
-----------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA - 32.7% (20.4% OF TOTAL INVESTMENTS)

       5,600    Alameda Corridor Transportation Authority, California,                 No Opt. Call        AAA            3,195,864
                  Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
                  10/01/20 - AMBAC Insured

      10,000    California Department of Veterans Affairs, Home Purchase             6/12 at 101.00        AAA           10,569,600
                  Revenue Bonds, Series 2002A, 5.300%, 12/01/21 - AMBAC Insured

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:

      30,000      5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured              5/12 at 101.00        AAA           32,664,899
      25,000      5.375%, 5/01/18 (Pre-refunded 5/01/12) - AMBAC Insured             5/12 at 101.00        AAA           27,220,750

                California Department of Water Resources, Water System
                Revenue Bonds, Central Valley Project, Series 2005AC:

       3,700      5.000%, 12/01/24 - MBIA Insured                                   12/14 at 100.00        AAA            3,873,826
       2,820      5.000%, 12/01/27 - MBIA Insured                                   12/14 at 100.00        AAA            2,925,383

      18,000    California Infrastructure Economic Development Bank, First           1/28 at 100.00        AAA           19,622,880
                  Lien Revenue Bonds, San Francisco
                  Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/33
                  (Pre-refunded 1/01/28) - AMBAC Insured (UB)

       4,500    California, General Obligation Bonds, Series 1998, 5.000%,          10/08 at 101.00        AAA            4,590,900
                  10/01/19 - FGIC Insured

      10,150    California, General Obligation Bonds, Series 2004, 5.000%,          12/14 at 100.00        AAA           10,451,455
                  6/01/31 - AMBAC Insured

       3,500    Coachella Valley Unified School District, Riverside County,          8/15 at 100.00        AAA            3,663,310
                  California, General Obligation
                  Bonds, Series 2005A, 5.000%, 8/01/26 - FGIC Insured

      20,000    Cucamonga County Water District, San Bernardino County,              9/11 at 101.00        AAA           20,696,200
                  California, Certificates of
                  Participation, Water Shares Purchase, Series 2000, 5.125%,
                  9/01/35 - FGIC Insured

       5,750    East Bay Municipal Utility District, Alameda and Contra              6/15 at 100.00        AAA            6,002,253
                  Costa Counties, California, Water
                  System Subordinated Revenue Bonds, Series 2005A, 5.000%,
                  6/01/27 - MBIA Insured

      10,000    Golden State Tobacco Securitization Corporation, California,         6/15 at 100.00        AAA           10,211,500
                  Tobacco Settlement Asset-Backed
                  Revenue Bonds, Series 2005A, 5.000%, 6/01/38 - FGIC Insured

       1,520    Hayward Redevelopment Agency, California, Downtown                   3/16 at 100.00        AAA            1,560,006
                  Redevelopment Project Tax Allocation Bonds, Series 2006,
                  5.000%, 3/01/36 - XLCA Insured

       4,000    Kern Community College District, California, General                11/15 at 100.00        AAA            4,245,400
                  Obligation Bonds, Series 2005, 5.000%, 11/01/20 - FSA Insured

       5,600    Kern Community College District, California, General                   No Opt. Call        AAA            2,570,176
                  Obligation Bonds, Series 2006, 0.000%, 11/01/24 - FSA Insured

       5,000    Long Beach Bond Financing Authority, California, Lease              11/11 at 101.00        AAA            5,194,600
                  Revenue Refunding Bonds, Long Beach
                  Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30
                  - AMBAC Insured

       1,875    Los Angeles Department of Water and Power, California,               7/16 at 100.00        AAA            1,943,588
                  Waterworks Revenue Bonds, Series 2006A-1, 5.000%, 7/01/36 -
                  AMBAC Insured

       2,740    Los Angeles Harbors Department, California, Revenue Bonds,           8/16 at 102.00        AAA            2,862,697
                  Series 2006A, 5.000%, 8/01/22 -
                  FGIC Insured (Alternative Minimum Tax)


     | Nuveen Insured Municipal Opportunity Fund, Inc. (continued) NIO | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (CONTINUED)

$     20,000    Los Angeles Unified School District, California, General             7/13 at 100.00        AAA        $  21,081,800
                  Obligation Bonds, Series 2003A, 5.000%, 7/01/21 - FSA Insured

       2,000    Los Angeles Unified School District, California, General             7/15 at 100.00        AAA            2,104,500
                  Obligation Bonds, Series 2005A-2, 5.000%, 7/01/23 - MBIA
                  Insured

       3,000    Los Angeles Unified School District, California, General             7/16 at 100.00        AAA            3,162,630
                  Obligation Bonds, Series 2006F, 5.000%, 7/01/24 - FGIC
                  Insured

       6,205    Port of Oakland, California, Revenue Bonds, Series 2002L,           11/12 at 100.00        AAA            6,336,980
                  5.000%, 11/01/22 - FGIC Insured (Alternative Minimum Tax)

                Poway Redevelopment Agency, California, Tax Allocation
                Bonds, Paguay Redevelopment Project, Series 2001:

      15,000      5.200%, 6/15/30 - AMBAC Insured                                   12/11 at 101.00        AAA           15,542,100
       5,000      5.125%, 6/15/33 - AMBAC Insured                                   12/11 at 101.00        AAA            5,140,150
       2,035    Redding, California, Electric System Revenue Certificates of         6/15 at 100.00        AAA            2,091,125
                  Participation, Series 2005, 5.000%, 6/01/30 - FGIC Insured

       6,000    Redlands Unified School District, San Bernardino County,             7/13 at 100.00        AAA            6,258,240
                  California, General Obligation Bonds, Series 2003, 5.000%,
                  7/01/26 - FSA Insured

       2,285    Rio Hondo Community College District, California, General            8/15 at 100.00        AAA            2,423,014
                  Obligation Bonds, Series 2005A, 5.000%, 8/01/20 - FGIC
                  Insured

       2,970    Riverside Community College District, California, General            8/15 at 100.00        AAA            3,127,618
                  Obligation Bonds, Series 2005, 5.000%, 8/01/22 - FSA Insured

       2,500    Sacramento County Sanitation District Financing Authority,          12/15 at 100.00        AAA            2,602,900
                  California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 -
                  FGIC Insured

      13,710    San Francisco Airports Commission, California, Revenue               5/11 at 100.00        AAA           13,964,046
                  Refunding Bonds, San Francisco
                  International Airport, Second Series 2001, Issue 27A,
                  5.250%, 5/01/26 - MBIA Insured (Alternative Minimum Tax)

       3,030    San Francisco Bay Area Rapid Transit District, California,           7/11 at 100.00        AAA            3,143,443
                  Sales Tax Revenue Bonds, Series
                  2001, 5.125%, 7/01/36 - AMBAC Insured

       8,470    San Francisco Bay Area Rapid Transit District, California,           7/11 at 100.00        AAA            8,967,782
                  Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36
                  (Pre-refunded 7/01/11) - AMBAC Insured

                San Francisco Bay Area Rapid Transit District, California,
                Sales Tax Revenue Bonds, Series 2005A:

       1,220      5.000%, 7/01/22 - MBIA Insured                                     7/15 at 100.00        AAA            1,280,890
       1,280      5.000%, 7/01/23 - MBIA Insured                                     7/15 at 100.00        AAA            1,346,880

      66,685    San Joaquin Hills Transportation Corridor Agency, Orange               No Opt. Call        AAA           37,452,294
                  County, California, Senior Lien Toll
                  Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)

                San Joaquin Hills Transportation Corridor Agency, Orange
                County, California, Toll Road Revenue
                Refunding Bonds, Series 1997A:

      31,615      5.250%, 1/15/30 - MBIA Insured                                     1/08 at 101.00        AAA           32,084,798
      21,500      0.000%, 1/15/32 - MBIA Insured                                       No Opt. Call        AAA            6,708,430

      12,525    San Jose Redevelopment Agency, California, Tax Allocation            8/10 at 101.00        AAA           13,174,547
                  Bonds, Merged Area Redevelopment
                  Project, Series 2002, 5.000%, 8/01/20 (Pre-refunded 8/01/10)
                  - MBIA Insured

      19,595    San Jose Redevelopment Agency, California, Tax Allocation            8/17 at 100.00        AAA           18,181,025
                  Bonds, Merged Area Redevelopment
                  Project, Series 2006C, 4.250%, 8/01/30 - MBIA Insured (UB)

      11,000    Santa Ana Financing Authority, California, Lease Revenue               No Opt. Call        AAA           13,446,840
                  Bonds, Police Administration and
                  Housing Facility, Series 1994A, 6.250%, 7/01/24 - MBIA
                  Insured

       5,000    Walnut Energy Center Authority, California, Electric Revenue         1/14 at 100.00        AAA            5,110,050
                  Bonds, Turlock Irrigation
                  District, Series 2004A, 5.000%, 1/01/34 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
     432,380    Total California                                                                                        398,797,369
-----------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.7% (4.2% OF TOTAL INVESTMENTS)

$      1,080    Arkansas River Power Authority, Colorado, Power Revenue             10/16 at 100.00        AAA        $   1,129,626
                  Bonds, Series 2006, 5.250%, 10/01/40 - XLCA Insured

       1,900    Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open            11/15 at 100.00        AAA            2,031,043
                  Space, Series 2005B, 5.250%, 11/01/24 - FSA Insured

       1,000    Colorado Department of Transportation, Certificates of               6/14 at 100.00        AAA            1,034,390
                  Participation, Series 2004, 5.000%, 6/15/25 - MBIA Insured

       4,950    Denver Convention Center Hotel Authority, Colorado, Senior          12/13 at 100.00        Aaa            5,329,616
                  Revenue Bonds, Convention Center
                  Hotel, Series 2003A, 5.000%, 12/01/33 (Pre-refunded
                  12/01/13) - XLCA Insured

       1,740    Douglas County School District RE1, Douglas and Elbert              12/14 at 100.00        Aaa            1,805,842
                  Counties, Colorado, General Obligation
                  Bonds, Series 2005B, 5.000%, 12/15/28 - FSA Insured

      35,995    E-470 Public Highway Authority, Colorado, Senior Revenue               No Opt. Call        AAA           17,411,141
                  Bonds, Series 1997B, 0.000%, 9/01/23 - MBIA Insured

      30,800    E-470 Public Highway Authority, Colorado, Senior Revenue             9/10 at 102.00        AAA           33,226,115
                  Bonds, Series 2000A, 5.750%, 9/01/35 (Pre-refunded 9/01/10)
                  - MBIA Insured

      11,800    E-470 Public Highway Authority, Colorado, Senior Revenue              9/10 at 74.80        AAA            7,955,678
                  Bonds, Series 2000B, 0.000%, 9/01/15 (Pre-refunded 9/01/10)
                  - MBIA Insured

      10,000    E-470 Public Highway Authority, Colorado, Toll Revenue                 No Opt. Call        AAA            3,926,100
                  Bonds, Series 2004A, 0.000%, 9/01/27 - MBIA Insured

       4,520    Jefferson County School District R1, Colorado, General              12/14 at 100.00        AAA            4,721,999
                  Obligation Bonds, Series 2004, 5.000%, 12/15/24 - FSA Insured

       2,500    Summit County School District RE-1, Summit, Colorado,               12/14 at 100.00        Aaa            2,615,900
                  General Obligation Bonds, Series 2004B, 5.000%, 12/01/24 -
                  FGIC Insured

       1,000    University of Colorado, Enterprise System Revenue Bonds,             6/15 at 100.00        AAA            1,039,280
                  Series 2005, 5.000%, 6/01/30 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
     107,285    Total Colorado                                                                                           82,226,730
-----------------------------------------------------------------------------------------------------------------------------------

                DISTRICT OF COLUMBIA - 1.1% (0.7% OF TOTAL INVESTMENTS)

                District of Columbia Water and Sewerage Authority,
                Subordinate Lien Public Utility Revenue Bonds, Series 2003:

       5,000      5.125%, 10/01/24 - FGIC Insured                                   10/13 at 100.00        AAA            5,263,150
       5,000      5.125%, 10/01/25 - FGIC Insured                                   10/13 at 100.00        AAA            5,248,200

       2,670    Washington Convention Center Authority, District of                 10/16 at 100.00        AAA            2,462,888
                  Columbia, Senior Lien Dedicated Tax
                  Revenue Bonds, Series 2007, Residuals 1606, 6.094%, 10/01/30
                  - AMBAC Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
      12,670    Total District of Columbia                                                                               12,974,238
-----------------------------------------------------------------------------------------------------------------------------------

                FLORIDA - 5.5% (3.5% OF TOTAL INVESTMENTS)

       1,000    Hillsborough County School Board, Florida, Certificates of           7/15 at 100.00        AAA            1,033,690
                  Participation, Master Lease
                  Program, Series 2005A, 5.000%, 7/01/26 - MBIA Insured

                Indian Trace Development District, Florida, Water Management
                Special Benefit Assessment Bonds, Series 2005:

         645      5.000%, 5/01/25 - MBIA Insured                                     5/15 at 102.00        Aaa              675,554
       1,830      5.000%, 5/01/27 - MBIA Insured                                     5/15 at 102.00        Aaa            1,906,567

       4,425    Jacksonville Economic Development Commission, Florida,              11/12 at 100.00        AAA            4,702,802
                  Healthcare Facilities Revenue Bonds,
                  Mayo Clinic, Series 2001C, 5.500%, 11/15/36 - MBIA Insured

       1,505    Lee County, Florida, Transportation Facilities Revenue              10/14 at 100.00        AAA            1,585,623
                  Bonds, Series 2004B, 5.000%, 10/01/21 - AMBAC Insured

       2,000    Marco Island, Florida, Water Utility System Revenue Bonds,          10/13 at 100.00        AAA            2,071,220
                  Series 2003, 5.000%, 10/01/27 - MBIA Insured

       2,150    Miami-Dade County, Florida, Aviation Revenue Bonds, Miami           10/12 at 100.00        AAA            2,168,017
                  International Airport, Series 2002A,
                  5.125%, 10/01/35 - FSA Insured (Alternative Minimum Tax)


     | Nuveen Insured Municipal Opportunity Fund, Inc. (continued) NIO | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (CONTINUED)

$     35,920    Miami-Dade County, Florida, Aviation Revenue Bonds, Miami           10/12 at 100.00        AAA        $  36,840,269
                  International Airport, Series 2002, 5.375%, 10/01/32 - FGIC
                  Insured (Alternative Minimum Tax)

       5,320    Miami-Dade County, Florida, Public Facilities Revenue Bonds,         6/15 at 100.00        AAA            5,497,741
                  Jackson Health System, Series 2005B, 5.000%, 6/01/25 - MBIA
                  Insured

                Northern Palm Beach County Improvement District, Florida,
                Revenue Bonds, Water Control and Improvement Development
                Unit 9B, Series 2005:

       1,290      5.000%, 8/01/23 - MBIA Insured                                     8/15 at 102.00        AAA            1,358,589
       2,145      5.000%, 8/01/29 - MBIA Insured                                     8/15 at 102.00        AAA            2,226,167

       2,590    Ocala, Florida, Utility System Revenue Bonds, Series 2005B,         10/15 at 100.00        Aaa            2,686,711
                  5.000%, 10/01/27 - FGIC Insured

       2,320    Osceola County, Florida, Transportation Revenue Bonds,               4/14 at 100.00        Aaa            2,412,127
                  Osceola Parkway, Series 2004, 5.000%, 4/01/23 - MBIA Insured

       2,225    Plantation, Florida, Non-Ad Valorem Revenue Refunding and            8/13 at 100.00        Aaa            2,345,306
                  Improvement Bonds, Series 2003, 5.000%, 8/15/18 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      65,365    Total Florida                                                                                            67,510,383
-----------------------------------------------------------------------------------------------------------------------------------

                GEORGIA - 1.0% (0.6% OF TOTAL INVESTMENTS)

       1,000    Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series        11/14 at 100.00        AAA            1,044,080
                  2004, 5.000%, 11/01/22 - FSA Insured

       1,520    College Park Business and Industrial Development Authority,          9/14 at 102.00        AAA            1,633,194
                  Georgia, Revenue Bonds, Public Safety Project, Series 2004,
                  5.250%, 9/01/23 - MBIA Insured

                Fulton County Development Authority, Georgia, Revenue Bonds,
                Georgia Tech Molecular Science Building, Series 2004:

       1,695      5.250%, 5/01/19 - MBIA Insured                                     5/14 at 100.00        AAA            1,817,226
       1,135      5.250%, 5/01/20 - MBIA Insured                                     5/14 at 100.00        AAA            1,216,845
       4,500      5.000%, 5/01/36 - MBIA Insured                                     5/14 at 100.00        AAA            4,629,420

       1,250    Glynn-Brunswick Memorial Hospital Authority, Georgia,                2/08 at 101.00        AAA            1,263,938
                  Revenue Bonds, Southeast Georgia Health
                  Systems, Series 1996, 5.250%, 8/01/13 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      11,100    Total Georgia                                                                                            11,604,703
-----------------------------------------------------------------------------------------------------------------------------------

                HAWAII - 0.4% (0.3% OF TOTAL INVESTMENTS)

       5,000    Hawaii, General Obligation Bonds, Series 2005DF, 5.000%,             7/15 at 100.00        AAA            5,224,600
                7/01/25 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                IDAHO - 0.2% (0.1% OF TOTAL INVESTMENTS)

         345    Idaho Housing Agency, Single Family Mortgage Senior Bonds,             No Opt. Call        Aa1              354,746
                  Series 1994B-1, 6.750%, 7/01/22

         300    Idaho Housing Agency, Single Family Mortgage Senior Bonds,             No Opt. Call        Aa1              308,955
                  Series 1994B-2, 6.900%, 7/01/26 (Alternative Minimum Tax)

         375    Idaho Housing Agency, Single Family Mortgage Senior Bonds,           1/08 at 100.00        Aaa              384,229
                  Series 1995B, 6.600%, 7/01/27 (Alternative Minimum Tax)

                Idaho Housing and Finance Association, Grant and Revenue
                  Anticipation Bonds, Federal Highway Trust Funds, Series 2006:

       1,000      5.000%, 7/15/23 - MBIA Insured                                     7/16 at 100.00        Aaa            1,053,670
       1,065      5.000%, 7/15/24 - MBIA Insured                                     7/16 at 100.00        Aaa            1,120,572
-----------------------------------------------------------------------------------------------------------------------------------
       3,085    Total Idaho                                                                                               3,222,172
-----------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS - 6.6% (4.2% OF TOTAL INVESTMENTS)

       1,050    Bedford Park, Illinois, General Obligation Bonds, Series            12/14 at 100.00        AAA            1,131,942
                  2004A, 5.250%, 12/15/20 - FSA Insured

                Chicago, Illinois, Second Lien Passenger Facility Charge
                Revenue Refunding Bonds, O'Hare International Airport,
                Series 2001E:

       4,615      5.500%, 1/01/17 - AMBAC Insured (Alternative Minimum Tax)          1/11 at 101.00        AAA            4,833,428
       4,870      5.500%, 1/01/18 - AMBAC Insured (Alternative Minimum Tax)          1/11 at 101.00        AAA            5,093,143

       7,200    Chicago, Illinois, Third Lien General Airport Revenue Bonds,         1/16 at 100.00        AAA            7,653,672
                O'Hare International Airport,
                Series 2005A, 5.250%, 1/01/24 - MBIA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (CONTINUED)

$     10,000    Illinois Development Finance Authority, Revenue Bonds,               5/08 at 101.00        AAA        $  10,175,300
                  Provena Health, Series 1998A, 5.500%, 5/15/21 - MBIA Insured

       2,095    Illinois Educational Facilities Authority, Revenue Bonds,           12/07 at 100.00        Aaa            2,098,059
                  Robert Morris College, Series 2000, 5.800%, 6/01/30 - MBIA
                  Insured

       4,500    Illinois Health Facilities Authority, Revenue Bonds, Alexian         1/09 at 101.00        AAA            4,621,320
                  Brothers Health System, Series 1999, 5.000%, 1/01/19
                  (Pre-refunded 1/01/09) - FSA Insured

       7,000    Illinois Health Facilities Authority, Revenue Bonds,                 6/08 at 101.00        Aaa            7,107,940
                  Hospital Sisters Services Inc. Obligated
                  Group, Series 1998A, 5.000%, 6/01/18 - MBIA Insured

       6,000    Illinois Toll Highway Authority, State Toll Highway                  7/16 at 100.00        AAA            6,280,920
                  Authority Revenue Bonds, Series 2006, 5.000%, 1/01/26 - FSA
                  Insured

      22,510    Illinois, General Obligation Bonds, Illinois FIRST Program,          2/12 at 100.00        AAA           23,417,828
                Series 2002, 5.125%, 2/01/27 - FGIC Insured

                Schaumburg, Illinois, General Obligation Bonds, Series 2004B:

       4,260      5.000%, 12/01/22 - FGIC Insured                                   12/14 at 100.00        AAA            4,446,886
       2,365      5.000%, 12/01/23 - FGIC Insured                                   12/14 at 100.00        AAA            2,462,887

       4,000    Southwestern Illinois Development Authority, School Revenue            No Opt. Call        AAA            1,737,080
                  Bonds, Triad School District 2,
                  Madison County, Illinois, Series 2006, 0.000%, 10/01/25 -
                  MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      80,465    Total Illinois                                                                                           81,060,405
-----------------------------------------------------------------------------------------------------------------------------------

                INDIANA - 3.5% (2.2% OF TOTAL INVESTMENTS)

       2,030    Decatur Township-Marion County Multi-School Building                 7/13 at 100.00        AAA            2,179,083
                  Corporation, Indiana, First Mortgage Bonds, Series 2003,
                  5.000%, 7/15/20 (Pre-refunded 7/15/13) - FGIC Insured

       8,000    Indiana Municipal Power Agency, Power Supply Revenue Bonds,          1/17 at 100.00        AAA            8,197,520
                  Series 2007A, 5.000%, 1/01/42 - MBIA Insured

      20,000    Indianapolis Local Public Improvement Bond Bank, Indiana,              No Opt. Call        AAA            7,714,600
                  Series 1999E, 0.000%, 2/01/28 - AMBAC Insured

       3,250    Indianapolis Local Public Improvement Bond Bank, Indiana,            7/12 at 100.00        AAA            3,489,135
                  Waterworks Project, Series 2002A, 5.250%, 7/01/33
                  (Pre-refunded 7/01/12) - MBIA Insured

       1,340    Monroe-Gregg Grade School Building Corporation, Morgan               1/14 at 100.00        AAA            1,442,269
                  County, Indiana, First Mortgage Bonds, Series 2004, 5.000%,
                  1/15/25 (Pre-refunded 1/15/14) - FSA Insured

       5,000    Noblesville Redevelopment Authority, Indiana, Economic               7/13 at 100.00        AAA            5,130,550
                  Development Lease Rental Bonds, Exit 10 Project, Series
                  2003, 5.000%, 1/15/28 - AMBAC Insured

      10,000    Purdue University, Indiana, Student Fee Bonds, Series 2002O,         1/12 at 100.00        AAA           10,424,600
                  5.000%, 7/01/19 - MBIA Insured

       3,705    Whitley County Middle School Building Corporation, Columbia          7/13 at 100.00        AAA            3,942,639
                  City, Indiana, First Mortgage Bonds, Series 2003, 5.000%,
                  7/15/16 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      53,325    Total Indiana                                                                                            42,520,396
-----------------------------------------------------------------------------------------------------------------------------------

                KANSAS - 1.2% (0.7% OF TOTAL INVESTMENTS)

       2,055    Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2,            9/14 at 101.00        AAA            2,163,997
                  5.000%, 9/01/23 - FSA Insured

                Neosho County Unified School District 413, Kansas, General
                Obligation Bonds, Series 2006:

       2,145      5.000%, 9/01/27 - FSA Insured                                      9/14 at 100.00        Aaa            2,229,749
       4,835      5.000%, 9/01/29 - FSA Insured                                      9/14 at 100.00        Aaa            5,011,526

       5,000    University of Kansas Hospital Authority, Health Facilities           9/09 at 100.00        AAA            5,195,800
                  Revenue Bonds, KU Health System, Series 1999A, 5.650%,
                  9/01/29 (Pre-refunded 9/01/09) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      14,035    Total Kansas                                                                                             14,601,072
-----------------------------------------------------------------------------------------------------------------------------------

                KENTUCKY - 2.1% (1.3% OF TOTAL INVESTMENTS)

       3,870    Kenton County School District Finance Corporation, Kentucky,         6/14 at 100.00        Aaa            4,096,511
                  School Building Revenue Bonds, Series 2004, 5.000%, 6/01/20
                  - MBIA Insured

       7,500    Kentucky Turnpike Authority, Economic Development Road               7/16 at 100.00        AAA            7,878,825
                  Revenue Bonds, Revitalization Project, Series 2006B, 5.000%,
                  7/01/25 - AMBAC Insured


     | Nuveen Insured Municipal Opportunity Fund, Inc. (continued) NIO | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY (CONTINUED)

$     12,980    Louisville and Jefferson County Metropolitan Sewer District,        11/11 at 101.00        AAA        $  13,824,868
                  Kentucky, Sewer and Drainage System Revenue Bonds, Series
                  2001A, 5.500%, 5/15/34 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      24,350    Total Kentucky                                                                                           25,800,204
-----------------------------------------------------------------------------------------------------------------------------------

                LOUISIANA - 5.7% (3.6% OF TOTAL INVESTMENTS)

       5,000    DeSoto Parish, Louisiana, Pollution Control Revenue                  9/09 at 102.00        AAA            5,265,050
                  Refunding Bonds, Cleco Utility Group Inc. Project, Series
                  1999, 5.875%, 9/01/29 - AMBAC Insured

       3,025    Lafayette City and Parish, Louisiana, Utilities Revenue             11/14 at 100.00        AAA            3,247,005
                  Bonds, Series 2004, 5.250%, 11/01/22 - MBIA Insured

       5,140    Louisiana Public Facilities Authority, Revenue Bonds, Baton          7/14 at 100.00        AAA            5,385,229
                  Rouge General Hospital, Series 2004, 5.250%, 7/01/24 - MBIA
                  Insured

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds,
                Series 2005A:

       2,400      5.000%, 5/01/25 - FGIC Insured                                     5/15 at 100.00        AAA            2,501,256
       4,415      5.000%, 5/01/26 - FGIC Insured                                     5/15 at 100.00        AAA            4,595,529
       5,000      5.000%, 5/01/27 - FGIC Insured                                     5/15 at 100.00        AAA            5,198,000

          38    Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,            5/16 at 100.00        AAA               33,817
                  Residuals 660-1, 5.940%, 5/01/41 - FGIC Insured (IF)

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds,
                Series 2006:

       3,300      4.750%, 5/01/39 - FSA Insured (UB)                                 5/16 at 100.00        AAA            3,305,742
      35,725      4.500%, 5/01/41 - FGIC Insured (UB)                                5/16 at 100.00        AAA           34,321,722

       5,485    Orleans Levee District, Louisiana, Levee District General           12/07 at 102.00        AAA            5,601,666
                  Obligation Bonds, Series 1986,
                  5.950%, 11/01/15 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      69,528    Total Louisiana                                                                                          69,455,016
-----------------------------------------------------------------------------------------------------------------------------------

                MAINE - 0.3% (0.2% OF TOTAL INVESTMENTS)

       3,000    Maine Health and Higher Educational Facilities Authority,            7/13 at 100.00        AAA            3,078,630
                  Revenue Bonds, Series 2003B, 5.000%, 7/01/28 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                MARYLAND - 0.5% (0.2% OF TOTAL INVESTMENTS)

       5,345    Baltimore, Maryland, Senior Lien Convention Center Hotel             9/16 at 100.00        AAA            5,696,380
                  Revenue Bonds, Series 2006A, 5.250%, 9/01/28 - XLCA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 4.8% (3.0% OF TOTAL INVESTMENTS)

      22,500    Massachusetts Development Finance Authority, Revenue Bonds,          1/12 at 101.00        AAA           24,302,475
                  WGBH Educational Foundation, Series 2002A, 5.375%, 1/01/42
                  (Pre-refunded 1/01/12) - AMBAC Insured

      11,000    Massachusetts School Building Authority, Dedicated Sales Tax         8/15 at 100.00        AAA           11,552,640
                  Revenue Bonds, Series 2005A, 5.000%, 8/15/23 - FSA Insured

       2,420    Massachusetts Water Resources Authority, General Revenue             2/17 at 100.00        AAA            2,068,616
                  Bonds, Series 2007, Residual Trust 7039, 6.272%, 8/01/46 -
                  FSA Insured (IF)

      15,000    Massachusetts, Special Obligation Dedicated Tax Revenue              1/14 at 100.00        AAA           16,300,800
                  Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) -
                  FGIC Insured

                University of Massachusetts Building Authority, Senior Lien
                  Project Revenue Bonds, Series 2004-1:

       1,500      5.375%, 11/01/20 (Pre-refunded 11/01/14) - AMBAC Insured          11/14 at 100.00        AAA            1,662,960
       2,500      5.375%, 11/01/21 (Pre-refunded 11/01/14) - AMBAC Insured          11/14 at 100.00        AAA            2,771,600
-----------------------------------------------------------------------------------------------------------------------------------
      54,920    Total Massachusetts                                                                                      58,659,091
-----------------------------------------------------------------------------------------------------------------------------------

                MICHIGAN - 6.3% (3.9% OF TOTAL INVESTMENTS)

       5,490    Detroit City School District, Wayne County, Michigan,                  No Opt. Call        AAA            6,627,308
                  Unlimited Tax School Building and Site Improvement Bonds,
                  Series 2001A, 6.000%, 5/01/29 - FSA Insured

       6,000    Detroit, Michigan, General Obligation Bonds, Series 2001A-1,        10/11 at 100.00        AAA            6,357,480
                  5.375%, 4/01/18 - MBIA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (CONTINUED)

$      7,420    Detroit, Michigan, Senior Lien Water Supply System Revenue           7/08 at 100.00        AAA        $   7,466,449
                  Bonds, Series 1997A, 5.000%, 7/01/27 - MBIA Insured

                Detroit, Michigan, Sewerage Disposal System Revenue Bonds,
                Series 1999A:

      15,825      5.750%, 7/01/26 (Pre-refunded 1/01/10) - FGIC Insured              1/10 at 101.00        AAA           16,726,392
      20,000      5.875%, 7/01/27 (Pre-refunded 1/01/10) - FGIC Insured              1/10 at 101.00        AAA           21,191,000

       1,085    Grand Rapids Community College, Kent County, Michigan,               5/13 at 100.00        AAA            1,157,153
                  General Obligation Refunding Bonds, Series 2003, 5.250%,
                  5/01/20 - AMBAC Insured

       6,850    Wayne County, Michigan, Airport Revenue Bonds, Detroit              12/08 at 101.00        AAA            7,014,606
                Metropolitan Wayne County Airport, Series 1998A, 5.375%,
                12/01/15 - MBIA Insured (Alternative Minimum Tax)

      10,000    Wayne County, Michigan, Limited Tax General Obligation              12/11 at 101.00        AAA           10,549,000
                  Airport Hotel Revenue Bonds, Detroit
                  Metropolitan Wayne County Airport, Series 2001A, 5.250%,
                  12/01/25 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      72,670    Total Michigan                                                                                           77,089,388
-----------------------------------------------------------------------------------------------------------------------------------

                MINNESOTA - 1.2% (0.8% OF TOTAL INVESTMENTS)

      13,020    Saint Paul Housing and Redevelopment Authority, Minnesota,          12/11 at 102.00        Aaa           14,693,070
                  Multifamily Housing Revenue Bonds, Marian Center Project,
                  Series 2001A, 6.450%, 6/20/43 (Pre-refunded 12/20/11)
-----------------------------------------------------------------------------------------------------------------------------------

                NEBRASKA - 0.9% (0.6% OF TOTAL INVESTMENTS)

       9,680    Lincoln Electric System, Nebraska, Electric System Revenue           9/17 at 100.00        AAA            8,819,738
                  Bonds, Series 2007A, Residuals 07-1007-9, 5.973%, 9/01/37 -
                  FGIC Insured (IF)

                Nebraska Public Power District, General Revenue Bonds,
                Series 2005A:

       1,000    5.000%, 1/01/24 - FSA Insured                                        1/15 at 100.00        AAA            1,041,780
       1,000    5.000%, 1/01/25 - FSA Insured                                        1/15 at 100.00        AAA            1,039,910
-----------------------------------------------------------------------------------------------------------------------------------
      11,680    Total Nebraska                                                                                           10,901,428
-----------------------------------------------------------------------------------------------------------------------------------

                NEVADA - 8.4% (5.3% OF TOTAL INVESTMENTS)

       8,475    Clark County, Nevada, General Obligation Bank Bonds,                12/12 at 100.00        AAA            8,688,570
                  Southern Nevada Water Authority Loan, Series 2002, 5.000%,
                  6/01/32 - MBIA Insured

       3,630    Clark County, Nevada, General Obligation Bank Bonds,                12/12 at 100.00        Aaa            3,877,094
                  Southern Nevada Water Authority Loan, Series 2002, 5.000%,
                  6/01/32 (Pre-refunded 12/01/12) - MBIA Insured

       7,370    Clark County, Nevada, Subordinate Lien Airport Revenue               7/14 at 100.00        AAA            7,674,086
                  Bonds, Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

                Director of Nevada State Department of Business and
                Industry, Revenue Bonds, Las Vegas Monorail Project, First
                Tier, Series 2000:

      15,000      5.625%, 1/01/34 - AMBAC Insured                                    1/10 at 102.00        AAA           15,762,750
      13,000      5.375%, 1/01/40 - AMBAC Insured                                    1/10 at 100.00        AAA           13,339,560

      14,985    Reno, Nevada, Capital Improvement Revenue Bonds, Series              6/12 at 100.00        AAA           15,788,196
                  2002, 5.375%, 6/01/32 - FGIC Insured

      25,300    Reno, Nevada, Capital Improvement Revenue Bonds, Series              6/12 at 100.00        AAA           27,264,292
                  2002, 5.375%, 6/01/32 (Pre-refunded 6/01/12) - FGIC Insured

      10,000    Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds,          6/12 at 100.00        AAA           10,662,700
                  Reno Transportation Rail Access Corridor Project, Series
                  2002, 5.125%, 6/01/27 (Pre-refunded 6/01/12) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      97,760    Total Nevada                                                                                            103,057,248
-----------------------------------------------------------------------------------------------------------------------------------

                NEW JERSEY - 2.4% (1.5% OF TOTAL INVESTMENTS)

                Essex County Improvement Authority, New Jersey, Guaranteed
                Revenue Bonds, Project Consolidation, Series 2004:

       2,000      5.125%, 10/01/21 - MBIA Insured                                   10/14 at 100.00        Aaa            2,134,960
       2,250      5.125%, 10/01/22 - MBIA Insured                                   10/14 at 100.00        Aaa            2,396,655

                New Jersey Economic Development Authority, Revenue Bonds,
                Motor Vehicle Surcharge, Series 2004A:

       3,850      5.000%, 7/01/22 - MBIA Insured                                     7/14 at 100.00        AAA            4,055,167
       3,850      5.000%, 7/01/23 - MBIA Insured                                     7/14 at 100.00        AAA            4,042,577


     | Nuveen Insured Municipal Opportunity Fund, Inc. (continued) NIO | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (CONTINUED)

                New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
$      8,250      5.000%, 1/01/19 - FGIC Insured                                     7/13 at 100.00        AAA        $   8,691,953
       2,000      5.000%, 1/01/23 - FSA Insured                                      7/13 at 100.00        AAA            2,086,380

       3,320    New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,          1/15 at 100.00        AAA            3,501,006
                  5.000%, 1/01/21 - FSA Insured

       2,795    Rutgers State University, New Jersey, Revenue Bonds, Series          5/14 at 100.00        AAA            2,942,800
                  2004E, 5.000%, 5/01/22 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      28,315    Total New Jersey                                                                                         29,851,498
-----------------------------------------------------------------------------------------------------------------------------------

                NEW MEXICO - 0.3% (0.1% OF TOTAL INVESTMENTS)

       3,660    San Juan County, New Mexico, Subordinate Gross Receipts Tax          6/15 at 100.00        AAA            3,818,771
                  Revenue Bonds, Series 2005, 5.000%, 6/15/25 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 7.8% (4.9% OF TOTAL INVESTMENTS)

       1,880    Dormitory Authority of the State of New York, FHA-Insured            2/15 at 100.00        AAA            1,959,317
                  Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                  5.000%, 8/01/23 - FGIC Insured

       3,335    Dormitory Authority of the State of New York, State Personal         3/15 at 100.00        AAA            3,490,644
                  Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                  AMBAC Insured

       3,820    Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00        AAA            3,647,221
                  Bonds, 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

       8,685    Long Island Power Authority, New York, Electric System               6/08 at 101.00        AAA            8,865,127
                  General Revenue Bonds, Series 1998A, 5.300%, 12/01/19
                  (Pre-refunded 6/01/08) - FSA Insured

       6,900    Long Island Power Authority, New York, Electric System              11/16 at 100.00        AAA            6,442,461
                  Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - MBIA Insured
                  (UB)

      12,500    Long Island Power Authority, New York, Electric System               6/16 at 100.00        AAA           13,117,500
                  General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 - FGIC
                  Insured

                Metropolitan Transportation Authority, New York, State
                Service Contract Refunding Bonds, Series 2002A:

       2,500      5.000%, 7/01/21 - FGIC Insured                                     7/12 at 100.00        AAA            2,621,050
       5,000      5.000%, 7/01/25 - FGIC Insured                                     7/12 at 100.00        AAA            5,194,900

       5,000    New York City, New York, General Obligation Bonds, Fiscal            9/15 at 100.00        AAA            5,293,800
                  Series 2005F-1, 5.000%, 9/01/21 - AMBAC Insured

      10,000    New York City, New York, General Obligation Bonds, Fiscal            4/15 at 100.00        AAA           10,424,000
                  Series 2005M, 5.000%, 4/01/26 - FGIC Insured

       5,000    New York State Thruway Authority, General Revenue Bonds,             1/15 at 100.00        AAA            5,215,200
                  Series 2005F, 5.000%, 1/01/26 - AMBAC Insured

       3,000    New York State Thruway Authority, General Revenue Bonds,             7/15 at 100.00        AAA            3,045,090
                  Series 2005G, 4.750%, 1/01/29 - FSA Insured

       3,650    New York State Urban Development Corporation, Service                3/15 at 100.00        AAA            3,813,301
                  Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 - FSA
                  Insured

                New York State Urban Development Corporation, State Personal
                Income Tax Revenue Bonds, Series 2004A-1:

       1,000      5.000%, 3/15/23 - FGIC Insured                                     3/14 at 100.00        AAA            1,041,720
       5,000      5.000%, 3/15/25 - FGIC Insured                                     3/14 at 100.00        AAA            5,197,250

      15,000    Triborough Bridge and Tunnel Authority, New York,                   11/12 at 100.00        AAA           15,425,700
                  Subordinate Lien General Purpose Revenue Refunding Bonds,
                  Series 2002E, 5.000%, 11/15/32 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      92,270    Total New York                                                                                           94,794,281
-----------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.4% (0.9% OF TOTAL INVESTMENTS)

                Mooresville, North Carolina, Enterprise System Revenue
                Bonds, Series 2004:

$      2,115      5.000%, 5/01/22 - FGIC Insured                                     5/14 at 100.00        AAA        $   2,226,841
       2,575      5.000%, 5/01/26 - FGIC Insured                                     5/14 at 100.00        AAA            2,674,060

       5,000    North Carolina Municipal Power Agency 1, Catawba Electric            1/13 at 100.00        AAA            5,353,900
                  Revenue Bonds, Series 2003A, 5.250%, 1/01/16 - FSA Insured

                Raleigh Durham Airport Authority, North Carolina, Airport
                Revenue Bonds, Series 2005A:

       3,205      5.000%, 5/01/23 - AMBAC Insured                                    5/15 at 100.00        Aaa            3,340,219
       3,295      5.000%, 5/01/24 - AMBAC Insured                                    5/15 at 100.00        Aaa            3,429,733
-----------------------------------------------------------------------------------------------------------------------------------
      16,190    Total North Carolina                                                                                     17,024,753
-----------------------------------------------------------------------------------------------------------------------------------

                NORTH DAKOTA - 0.6% (0.3% OF TOTAL INVESTMENTS)

                Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus
                Project, Series 2005A:

       2,195      5.000%, 12/15/22 - MBIA Insured                                   12/15 at 100.00        Aaa            2,310,062
       1,355      5.000%, 12/15/23 - MBIA Insured                                   12/15 at 100.00        Aaa            1,421,747
       3,000      5.000%, 12/15/24 - MBIA Insured                                   12/15 at 100.00        Aaa            3,143,580
-----------------------------------------------------------------------------------------------------------------------------------
       6,550    Total North Dakota                                                                                        6,875,389
-----------------------------------------------------------------------------------------------------------------------------------

                OHIO - 4.6% (2.9% OF TOTAL INVESTMENTS)

       3,485    Cincinnati City School District, Hamilton County, Ohio,                No Opt. Call        AAA            3,894,418
                  General Obligation Bonds, Series 2006,
                  5.250%, 12/01/23 - FGIC Insured

       2,650    Cleveland State University, Ohio, General Receipts Bonds,            6/14 at 100.00        AAA            2,841,860
                  Series 2004, 5.250%, 6/01/24 - FGIC Insured

       2,000    Columbus City School District, Franklin County, Ohio,               12/14 at 100.00        AAA            2,202,680
                  General Obligation Bonds, Series 2004,
                  5.250%, 12/01/25 (Pre-refunded 12/01/14) - FSA Insured

       2,385    Columbus, Ohio, Tax Increment Financing Bonds, Easton                6/14 at 100.00        AAA            2,477,681
                  Project, Series 2004A, 5.000%, 12/01/22 - AMBAC Insured

       2,205    Hamilton City School District, Ohio, General Obligation              6/15 at 100.00        Aaa            2,307,533
                  Bonds, Series 2005, 5.000%, 12/01/24 - MBIA Insured

      19,600    Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series          12/16 at 100.00        Aaa           18,365,788
                  2006, 4.250%, 12/01/32 - AMBAC Insured (UB)

      20,100    Lucas County, Ohio, Hospital Revenue Bonds, ProMedica               11/09 at 101.00        AAA           20,797,068
                  Healthcare Obligated Group, Series 1999, 5.375%, 11/15/39 -
                  AMBAC Insured

       3,000    Ross Local School District, Butler County, Ohio, General            12/13 at 100.00        Aaa            3,233,490
                  Obligation Bonds, Series 2003, 5.000%, 12/01/28
                  (Pre-refunded 12/01/13) - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      55,425    Total Ohio                                                                                               56,120,518
-----------------------------------------------------------------------------------------------------------------------------------

                OKLAHOMA - 2.1% (1.3% OF TOTAL INVESTMENTS)

       3,500    Oklahoma Capitol Improvement Authority, State Facilities             7/15 at 100.00        AAA            3,666,530
                  Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured

       3,910    Oklahoma Housing Finance Agency, GNMA Collateralized Single            No Opt. Call        AAA            4,201,139
                  Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18
                  (Alternative Minimum Tax)

       6,605    Oklahoma Municipal Power Authority, Power Supply System              1/17 at 100.00        Aaa            6,785,581
                  Revenue Bonds, Series 2007, Drivers 1904, 6.834%, 1/01/47 -
                  FGIC Insured (IF)

       5,245    Oklahoma State Industries Authority, Revenue Bonds, Oklahoma         2/11 at 100.00        Aaa            5,445,884
                  Medical Research Foundation, Series 2001, 5.250%, 2/01/21 -
                  AMBAC Insured

       4,880    University of Oklahoma, Student Housing Revenue Bonds,               7/14 at 100.00        Aaa            5,134,834
                  Series 2004, 5.000%, 7/01/22 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      24,140    Total Oklahoma                                                                                           25,233,968
-----------------------------------------------------------------------------------------------------------------------------------


     | Nuveen Insured Municipal Opportunity Fund, Inc. (continued) NIO | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.8% (0.5% OF TOTAL INVESTMENTS)

                Oregon Department of Administrative Services, Certificates
                  of Participation, Series 2005A:

$      2,535      5.000%, 5/01/25 - FSA Insured                                      5/15 at 100.00        AAA        $   2,633,738
       2,115      5.000%, 5/01/30 - FSA Insured                                      5/15 at 100.00        AAA            2,182,363

       3,470    Oregon Department of Administrative Services, Certificates          11/15 at 100.00        AAA            3,680,456
                  of Participation, Series 2005B, 5.000%, 11/01/18 - FGIC
                  Insured

       1,115    Oregon Housing and Community Services Department, Single             1/08 at 100.00        Aa2            1,116,204
                  Family Mortgage Revenue Bonds, Series 1995A, 6.450%, 7/01/26
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       9,235    Total Oregon                                                                                              9,612,761
-----------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA - 3.1% (1.9% OF TOTAL INVESTMENTS)

       7,925    Commonwealth Financing Authority, Pennsylvania, State                6/16 at 100.00        AAA            8,287,569
                  Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 -
                  FSA Insured

       1,800    Pennsylvania Higher Educational Facilities Authority,                5/15 at 100.00        AAA            1,871,280
                  Revenue Bonds, Drexel University, Series 2005A, 5.000%,
                  5/01/28 - MBIA Insured

      11,740    Pennsylvania Public School Building Authority, Lease Revenue        12/16 at 100.00        AAA           11,474,793
                  Bonds, School District of Philadelphia, Series 2006B,
                  4.500%, 6/01/32 - FSA Insured (UB)

       2,625    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            6/16 at 100.00        AAA            2,750,843
                  Series 2006A, 5.000%, 12/01/26 - AMBAC Insured

       6,335    Radnor Township School District, Delaware County,                    8/15 at 100.00        Aaa            6,585,042
                  Pennsylvania, General Obligation Bonds, Series 2005B,
                  5.000%, 2/15/30 - FSA Insured

                Reading School District, Berks County, Pennsylvania, General
                Obligation Bonds, Series 2005:

       3,285      5.000%, 1/15/22 - FSA Insured                                      1/16 at 100.00        AAA            3,462,127
       3,450      5.000%, 1/15/23 - FSA Insured                                      1/16 at 100.00        AAA            3,626,226
-----------------------------------------------------------------------------------------------------------------------------------
      37,160    Total Pennsylvania                                                                                       38,057,880
-----------------------------------------------------------------------------------------------------------------------------------

                PUERTO RICO - 0.5% (0.3% OF TOTAL INVESTMENTS)

       2,500    Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/15 at 100.00        AAA            2,726,425
                  Series 2005RR, 5.000%, 7/01/30 (Pre-refunded 7/01/15) - XLCA
                  Insured

       2,000    Puerto Rico Highway and Transportation Authority, Highway            7/13 at 100.00        AAA            2,142,800
                  Revenue Bonds, Series 2003G, 5.250%, 7/01/19 - FGIC Insured

       1,550    Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,            No Opt. Call        AAA            1,728,049
                  8/01/21 - CIFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
       6,050    Total Puerto Rico                                                                                         6,597,274
-----------------------------------------------------------------------------------------------------------------------------------

                RHODE ISLAND - 2.1% (1.3% OF TOTAL INVESTMENTS)

       2,195    Providence Housing Development Corporation, Rhode Island,            1/08 at 100.00        AAA            2,269,959
                  FHA-Insured Section 8 Assisted
                  Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments,
                  Series 1994A, 6.750%, 7/01/25 - MBIA Insured

      20,475    Rhode Island Depositors Economic Protection Corporation,             2/11 at 100.00        AAA           21,568,775
                  Special Obligation Refunding Bonds, Series 1993B, 5.250%,
                  8/01/21 (Pre-refunded 2/01/11) - MBIA Insured

       1,405    Rhode Island Health & Educational Building Corporation,              9/14 at 100.00        Aaa            1,516,023
                  Higher Education Auxiliary Enterprise
                  Revenue Bonds, Series 2004A, 5.500%, 9/15/24 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      24,075    Total Rhode Island                                                                                       25,354,757
-----------------------------------------------------------------------------------------------------------------------------------

                SOUTH CAROLINA - 4.4% (2.8% OF TOTAL INVESTMENTS)

      10,000    Beaufort County, South Carolina, Tax Increment Bonds, New           12/12 at 100.00        AAA           10,351,300
                  River Redevelopment Project, Series 2002, 5.000%, 6/01/27 -
                  MBIA Insured

                Medical University Hospital Authority, South Carolina,
                FHA-Insured Mortgage Revenue Bonds, Series 2004A:

       2,000      5.250%, 8/15/22 - MBIA Insured                                     8/14 at 100.00        AAA            2,112,520
       2,105      5.250%, 8/15/23 - MBIA Insured                                     8/14 at 100.00        AAA            2,219,617

       4,855    Piedmont Municipal Power Agency, South Carolina, Electric              No Opt. Call        AAA            3,815,156
                  Revenue Bonds, Series 1988A, 0.000%,
                  1/01/13 - AMBAC Insured (ETM)




   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (CONTINUED)

$      6,980    Piedmont Municipal Power Agency, South Carolina, Electric             7/09 at 76.63        AAA        $   5,038,583
                  Revenue Bonds, Series 1988A, 0.000%, 1/01/13 (Pre-refunded
                  7/01/09) - AMBAC Insured

       7,955    Piedmont Municipal Power Agency, South Carolina, Electric              No Opt. Call        AAA            6,228,208
                  Revenue Bonds, Series 1988A, 0.000%, 1/01/13 - AMBAC Insured

       8,000    South Carolina JOBS Economic Development Authority,                 11/12 at 100.00        AAA            8,413,360
                  Industrial Revenue Bonds, South Carolina
                  Electric and Gas Company, Series 2002A, 5.200%, 11/01/27 -
                  AMBAC Insured

      10,000    South Carolina JOBS Economic Development Authority,                 11/12 at 100.00        AAA           10,309,700
                  Industrial Revenue Bonds, South Carolina
                  Electric and Gas Company, Series 2002B, 5.450%, 11/01/32 -
                  AMBAC Insured (Alternative Minimum Tax)

       5,835    South Carolina Transportation Infrastructure Bank, Excise           10/16 at 100.00        Aaa            5,263,929
                  Tax Revenue Bonds, Series 2007, RI Trust K30W, 6.034%,
                  10/01/34 - XLCA Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
      57,730    Total South Carolina                                                                                     53,752,373
-----------------------------------------------------------------------------------------------------------------------------------

                TENNESSEE - 0.6% (0.3% OF TOTAL INVESTMENTS)

       6,455    Memphis-Shelby County Airport Authority, Tennessee, Airport          3/11 at 100.00        AAA            6,714,104
                  Revenue Bonds, Series 2001A, 5.500%, 3/01/18 - FSA Insured
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------

                TEXAS - 15.9% (9.9% OF TOTAL INVESTMENTS)

      22,650    Brazos River Authority, Texas, Revenue Refunding Bonds,              5/08 at 102.00        AAA           23,229,840
                  Houston Industries Inc., Series 1998C, 5.125%, 5/01/19 -
                  AMBAC Insured

         521    Capital Area Housing Finance Corporation, Texas, FNMA Backed         4/12 at 106.00        AAA              533,822
                  Single Family Mortgage Revenue
                  Refunding Bonds, Series 2002A-2, 6.300%, 4/01/35 - AMBAC
                  Insured (Alternative Minimum Tax)

      12,500    Dallas-Ft. Worth International Airport, Texas, Joint Revenue        11/09 at 100.00        AAA           12,989,875
                  Bonds, Series 2000A, 6.125%, 11/01/35 - FGIC Insured
                  (Alternative Minimum Tax)

                Harris County, Texas, Toll Road Senior Lien Revenue Bonds,
                Series 1989:

       9,000      0.000%, 8/15/18 (Pre-refunded 8/15/09) - AMBAC Insured              8/09 at 53.84        AAA            4,541,670
      39,000      0.000%, 8/15/19 (Pre-refunded 8/15/09) - AMBAC Insured              8/09 at 50.26        AAA           18,371,730
       7,280      0.000%, 8/15/20 (Pre-refunded 8/15/09) - AMBAC Insured              8/09 at 46.91        AAA            3,201,380
       5,085      0.000%, 8/15/21 (Pre-refunded 8/15/09) - AMBAC Insured              8/09 at 43.80        AAA            2,087,443

      25,000    Harris County-Houston Sports Authority, Texas, Junior Lien          11/11 at 100.00        AAA           25,614,500
                  Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 -
                  MBIA Insured

       4,671    Houston Housing Finance Corporation, Texas, GNMA                     9/11 at 105.00        Aaa            4,884,979
                  Collateralized Mortgage Multifamily Housing
                  Revenue Bonds, RRG Apartments Project, Series 2001, 6.350%,
                  3/20/42

                Houston, Texas, First Lien Combined Utility System Revenue
                Bonds, Series 2004A:

       4,000      5.250%, 5/15/24 - FGIC Insured                                     5/14 at 100.00        AAA            4,255,520
       5,000      5.250%, 5/15/25 - MBIA Insured                                     5/14 at 100.00        AAA            5,295,050

       6,570    Houston, Texas, General Obligation Public Improvement Bonds,         3/11 at 100.00        AAA            6,955,133
                  Series 2001A, 5.375%, 3/01/19 (Pre-refunded 3/01/11) - FSA
                  Insured

      17,500    Houston, Texas, Hotel Occupancy Tax and Special Revenue              9/11 at 100.00        AAA           18,220,125
                  Bonds, Convention and Entertainment
                  Project, Series 2001B, 5.250%, 9/01/33 - AMBAC Insured

       4,170    Houston, Texas, Subordinate Lien Airport System Revenue              7/10 at 100.00        AAA            4,388,508
                  Bonds, Series 2000B, 5.500%, 7/01/30 (Pre-refunded 7/01/10)
                  - FSA Insured

      23,865    Jefferson County Health Facilities Development Corporation,          8/11 at 100.00        AAA           24,904,082
                  Texas, FHA-Insured Mortgage
                  Revenue Bonds, Baptist Hospital of Southeast Texas, Series
                  2001, 5.500%, 8/15/41 - AMBAC Insured

         140    Lower Colorado River Authority, Texas, Revenue Refunding and         5/11 at 100.00        Aaa              146,955
                  Improvement Bonds, Series 2001A,
                  5.000%, 5/15/21 (Pre-refunded 5/15/11) - MBIA Insured

       8,065    Lower Colorado River Authority, Texas, Revenue Refunding and         5/11 at 100.00        AAA            8,364,937
                  Improvement Bonds, Series 2001A, 5.000%, 5/15/21 - MBIA
                  Insured


     | Nuveen Insured Municipal Opportunity Fund, Inc. (continued) NIO | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TEXAS (CONTINUED)

                Port of Houston Authority, Harris County, Texas, General
                Obligation Port Improvement Bonds,
                Series 2001B:

$      3,205      5.500%, 10/01/18 - FGIC Insured (Alternative Minimum Tax)         10/11 at 100.00        AAA        $   3,342,751
       3,375      5.500%, 10/01/19 - FGIC Insured (Alternative Minimum Tax)         10/11 at 100.00        AAA            3,520,058

       7,205    San Antonio, Texas, Airport System Improvement Revenue               7/11 at 101.00        AAA            7,575,193
                  Bonds, Series 2001, 5.375%, 7/01/15 - FGIC Insured
                  (Alternative Minimum Tax)

                Tarrant County Health Facilities Development Corporation,
                Texas, Revenue Bonds, Texas Health Resources System, Series
                1997A:

       2,900      5.250%, 2/15/22 (Pre-refunded 2/15/08) - MBIA Insured              2/08 at 102.00        AAA            2,971,746
         165      5.000%, 2/15/26 (Pre-refunded 2/15/08) - MBIA Insured              2/08 at 101.00        Aaa              167,331
       6,655      5.000%, 2/15/26 (Pre-refunded 2/15/08) - MBIA Insured              2/08 at 101.00        AAA            6,749,035

       1,840    Ysleta Independent School District Public Facility                  11/09 at 100.00        AAA            1,890,122
                  Corporation, Texas, Lease Revenue Refunding
                  Bonds, Series 2001, 5.375%, 11/15/24 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
     220,362    Total Texas                                                                                             194,201,785
-----------------------------------------------------------------------------------------------------------------------------------

                UTAH - 0.2% (0.1% OF TOTAL INVESTMENTS)

       2,000    Clearfield City, Utah, Sales Tax Revenue Bonds, Series 2003,         7/13 at 100.00        AAA            2,145,980
                  5.000%, 7/01/28 (Pre-refunded 7/01/13) - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                VIRGINIA - 2.0% (1.3% OF TOTAL INVESTMENTS)

       8,000    Greater Richmond Convention Center Authority, Virginia,              6/15 at 100.00        AAA            8,289,200
                  Hotel Tax Revenue Bonds, Series 2005, 5.000%, 6/15/30 - MBIA
                  Insured

       1,035    Loudoun County Industrial Development Authority, Virginia,           6/14 at 100.00        AAA            1,112,056
                  Lease Revenue Bonds, Public Safety
                  Facilities, Series 2003A, 5.250%, 12/15/20 - FSA Insured

       4,840    Metropolitan Washington D.C. Airports Authority, Airport            10/11 at 101.00        AAA            5,092,551
                  System Revenue Bonds, Series 2001A,
                  5.500%, 10/01/19 - MBIA Insured (Alternative Minimum Tax)

      10,000    Virginia Housing Development Authority, Commonwealth                 7/11 at 100.00        AAA           10,232,700
                  Mortgage Bonds, Series 2001H-1, 5.375%, 7/01/36 - MBIA
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
      23,875    Total Virginia                                                                                           24,726,507
-----------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 2.3% (1.4% OF TOTAL INVESTMENTS)

       2,500    Grant County Public Utility District 2, Washington, Revenue          1/15 at 100.00        AAA            2,579,575
                  Bonds, Wanapum Hydroelectric
                  Development, Series 2005A, 5.000%, 1/01/29 - FGIC Insured

       3,500    King County School District 401, Highline, Washington,              12/14 at 100.00        AAA            3,642,695
                  General Obligation Bonds, Series 2004, 5.000%, 10/01/24 -
                  FGIC Insured

       3,195    Kitsap County, Washington, Limited Tax General Obligation            7/10 at 100.00        AAA            3,362,418
                  Bonds, Series 2000, 5.500%, 7/01/25 (Pre-refunded 7/01/10) -
                  AMBAC Insured

       4,250    Snohomish County Public Utility District 1, Washington,                No Opt. Call        AAA            5,097,620
                  Generation System Revenue Bonds, Series 1989, 6.650%,
                  1/01/16 - FGIC Insured (ETM)

                Tacoma, Washington, Solid Waste Utility Revenue Refunding
                Bonds, Series 2006:

       3,890      5.000%, 12/01/24 - XLCA Insured                                   12/16 at 100.00        AAA            4,064,544
       4,085      5.000%, 12/01/25 - XLCA Insured                                   12/16 at 100.00        AAA            4,258,980
       4,290      5.000%, 12/01/26 - XLCA Insured                                   12/16 at 100.00        AAA            4,462,930
-----------------------------------------------------------------------------------------------------------------------------------
      25,710    Total Washington                                                                                         27,468,762
-----------------------------------------------------------------------------------------------------------------------------------

                WISCONSIN - 4.1% (2.6% OF TOTAL INVESTMENTS)

      18,000    Wisconsin Health and Educational Facilities Authority,              12/07 at 102.00        AAA           18,383,940
                  Revenue Bonds, Aurora Healthcare Inc., Series 1997, 5.250%,
                  8/15/17 (Pre-refunded 12/04/07) - MBIA Insured

      15,000    Wisconsin Health and Educational Facilities Authority,               2/08 at 101.00        AAA           15,319,350
                  Revenue Bonds, Marshfield Clinic, Series 1997, 5.750%,
                  2/15/27 - MBIA Insured

       1,675    Wisconsin Public Power Incorporated System, Power Supply             7/15 at 100.00        AAA            1,735,836
                  System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 - AMBAC
                  Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (CONTINUED)

$        290    Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%,          5/14 at 100.00        AAA        $     310,742
                  5/01/20 - FGIC Insured

       2,600    Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%,          5/14 at 100.00        Aaa            2,844,296
                  5/01/20 (Pre-refunded 5/01/14) - FGIC Insured

      10,945    Wisconsin, General Obligation Bonds, Series 2004-4, 5.000%,          5/14 at 100.00        AAA           11,541,065
                  5/01/20 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      48,510    Total Wisconsin                                                                                          50,135,229
-----------------------------------------------------------------------------------------------------------------------------------
$  2,012,325    Total Investments (cost $1,862,743,204) - 160.0%                                                      1,952,688,115
-----------------------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (7.1)%                                                                      (86,103,333)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                     33,711,902
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.7)%                                                       (680,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $1,220,296,684
                ===================================================================================================================


      All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Taxexempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     |  Nuveen Premier Insured Municipal Income Fund, Inc.
NIF  |  Portfolio of INVESTMENTS

                                                                October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.1% (0.7% OF TOTAL INVESTMENTS)

$      3,200    Auburn, Alabama, General Obligation Warrants, Series 2005,           8/15 at 100.00        AAA        $   3,313,024
                  5.000%, 8/01/30 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                ARIZONA - 3.0% (1.9% OF TOTAL INVESTMENTS)

       4,370    Phoenix Civic Improvement Corporation, Arizona, Junior Lien          7/15 at 100.00        AAA            4,458,405
                  Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 -
                  MBIA Insured

       5,000    Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic               No Opt. Call        AAA            4,254,650
                  Plaza, Series 2005B, 0.000%, 7/01/40 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       9,370    Total Arizona                                                                                             8,713,055
-----------------------------------------------------------------------------------------------------------------------------------

                ARKANSAS - 1.5% (0.9% OF TOTAL INVESTMENTS)

       4,020    Northwest Community College District, Arkansas, General              5/15 at 100.00        AAA            4,211,352
                  Obligation Bonds, Series 2005, 5.000%, 5/15/23 - AMBAC
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA - 33.0% (21.0% OF TOTAL INVESTMENTS)

                ABAG Finance Authority for Non-Profit Corporations,
                California, Insured Certificates of Participation,
                Children's Hospital Medical Center of Northern California,
                Series 1999:

       6,750      5.875%, 12/01/19 (Pre-refunded 12/01/09) - AMBAC Insured          12/09 at 101.00        AAA            7,146,698
      10,000      6.000%, 12/01/29 (Pre-refunded 12/01/09) - AMBAC Insured          12/09 at 101.00        AAA           10,612,600

       1,000    California Department of Water Resources, Water System              12/14 at 100.00        AAA            1,039,220
                  Revenue Bonds, Central Valley Project, Series 2005AC,
                  5.000%, 12/01/26 - MBIA Insured

       1,250    California Pollution Control Financing Authority, Remarketed         4/11 at 102.00        AAA            1,314,538
                  Revenue Bonds, Pacific Gas and Electric Company, Series
                  1996A, 5.350%, 12/01/16 - MBIA Insured (Alternative Minimum
                  Tax)

       4,775    Clovis Unified School District, Fresno County, California,             No Opt. Call        AAA            2,107,972
                  General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 -
                  FGIC Insured

       1,005    Folsom Cordova Unified School District, Sacramento County,          10/14 at 100.00        AAA            1,044,838
                  California, General Obligation Bonds, School Facilities
                  Improvement District 2, Series 2004B, 5.000%, 10/01/26 - FSA
                  Insured

       1,150    Kern Community College District, California, General                   No Opt. Call        AAA              556,014
                  Obligation Bonds, Series 2006, 0.000%, 11/01/23 - FSA Insured

          50    Kern County Housing Authority, California, GNMA Guaranteed             No Opt. Call        AAA               51,574
                  Tax-Exempt Mortgage Obligation Bonds, Series 1994A-I,
                  7.150%, 12/30/24 (Alternative Minimum Tax)

          35    Kern County Housing Authority, California, GNMA Guaranteed             No Opt. Call        AAA               36,188
                  Tax-Exempt Mortgage Obligation Bonds, Series 1994A-III,
                  7.450%, 6/30/25 (Alternative Minimum Tax)

       4,500    La Verne-Grand Terrace Housing Finance Agency, California,             No Opt. Call        AAA            5,893,380
                Single Family Residential Mortgage Revenue Bonds, Series
                1984A, 10.250%, 7/01/17 (ETM)

       5,000    Ontario Redevelopment Financing Authority, San Bernardino              No Opt. Call        AAA            6,683,100
                  County, California, Revenue Refunding Bonds, Redevelopment
                  Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

       8,880    Pomona, California, GNMA/FHLMC Collateralized Single Family            No Opt. Call        AAA           11,449,961
                  Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%,
                  8/01/23 (ETM)

      11,470    San Bernardino County, California, GNMA Mortgage-Backed                No Opt. Call        AAA           13,251,405
                  Securities Program Single Family Home Mortgage Revenue
                  Bonds, Series 1988A, 8.300%, 9/01/14 (Alternative Minimum
                  Tax) (ETM)

       9,685    San Bernardino, California, GNMA Mortgage-Backed Securities            No Opt. Call        AAA           12,219,565
                  Program Single Family Mortgage Revenue Refunding Bonds,
                  Series 1990A, 7.500%, 5/01/23 (ETM)



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (CONTINUED)

$      4,300    San Francisco Airports Commission, California, Revenue               5/11 at 100.00        AAA        $   4,426,119
                  Refunding Bonds, San Francisco International Airport, Second
                  Series 2001, Issue 27A, 5.125%, 5/01/19 - MBIA Insured
                  (Alternative Minimum Tax)

       3,055    San Joaquin Hills Transportation Corridor Agency, Orange               No Opt. Call        AAA            3,396,457
                  County, California, Toll Road Revenue Refunding Bonds,
                  Series ROLS 11094Z-1, 7.296%, 1/15/31 - MBIA Insured (IF)

       2,000    San Jose Redevelopment Agency, California, Tax Allocation            8/14 at 100.00        AAA            2,144,660
                  Bonds, Merged Area Redevelopment Project, Series 2004A,
                  5.250%, 8/01/19 - MBIA Insured

       4,475    San Jose Redevelopment Agency, California, Tax Allocation            8/17 at 100.00        AAA            4,152,084
                  Bonds, Merged Area Redevelopment Project, Series 2006C,
                  4.250%, 8/01/30 - MBIA Insured (UB)

       4,455    San Mateo County Community College District, California,               No Opt. Call        AAA            2,420,179
                  General Obligation Bonds, Series 2006B, 0.000%, 9/01/21 -
                  MBIA Insured

       1,815    University of California, General Revenue Bonds, Series              5/13 at 101.00        AAA            1,832,733
                  2005G, 4.750%, 5/15/31 - MBIA Insured

       3,600    Ventura County Community College District, California,               8/15 at 100.00        AAA            3,753,504
                  General Obligation Bonds, Series 2005B,
                  5.000%, 8/01/28 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      89,250    Total California                                                                                         95,532,789
-----------------------------------------------------------------------------------------------------------------------------------

                COLORADO - 9.6% (6.1% OF TOTAL INVESTMENTS)

       1,500    Adams and Arapahoe Counties Joint School District 28J,              12/13 at 100.00        AAA            1,597,350
                  Aurora, Colorado, General Obligation Bonds, Series 2003A,
                  5.125%, 12/01/21 - FSA Insured

       2,500    Denver City and County, Colorado, Airport System Revenue            11/12 at 100.00        AAA            2,638,625
                  Refunding Bonds, Series 2002E, 5.500%, 11/15/18 - FGIC
                  Insured (Alternative Minimum Tax)

       6,000    E-470 Public Highway Authority, Colorado, Senior Revenue             9/10 at 102.00        AAA            6,472,620
                  Bonds, Series 2000A, 5.750%, 9/01/29 (Pre-refunded 9/01/10)
                  - MBIA Insured

      20,000    E-470 Public Highway Authority, Colorado, Senior Revenue               No Opt. Call        AAA            6,696,200
                  Bonds, Series 2000B, 0.000%, 9/01/30 - MBIA Insured

       4,405    Garfield, Eagle and Pitkin Counties School District RE-1,           12/14 at 100.00        AAA            4,601,859
                  Roaring Fork, Colorado, General Obligation Bonds, Series
                  2005A, 5.000%, 12/15/24 - FSA Insured

       2,065    Jefferson County School District R1, Colorado, General              12/14 at 100.00        AAA            2,157,285
                  Obligation Bonds, Series 2004, 5.000%, 12/15/24 - FSA Insured

       1,390    Teller County School District RE-2, Woodland Park, Colorado,        12/14 at 100.00        AAA            1,464,087
                  General Obligation Bonds, Series 2004, 5.000%, 12/01/22 -
                  MBIA Insured

       1,000    University of Colorado, Enterprise System Revenue Bonds,             6/12 at 100.00        AAA            1,061,890
                  Series 2002A, 5.000%, 6/01/19 (Pre-refunded 6/01/12) - FGIC
                  Insured

       1,000    University of Colorado, Enterprise System Revenue Bonds,             6/15 at 100.00        AAA            1,039,280
                  Series 2005, 5.000%, 6/01/30 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      39,860    Total Colorado                                                                                           27,729,196
-----------------------------------------------------------------------------------------------------------------------------------

                DISTRICT OF COLUMBIA - 0.1% (0.1% OF TOTAL INVESTMENTS)

         665    Washington Convention Center Authority, District of                 10/16 at 100.00        AAA              613,416
                  Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
                  2007, Residuals 1606, 6.094%, 10/01/30 - AMBAC Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------

                FLORIDA - 3.7% (2.3% OF TOTAL INVESTMENTS)

       2,285    Florida Municipal Loan Council, Revenue Bonds, Series 2005A,         2/15 at 100.00        AAA            2,378,525
                  5.000%, 2/01/23 - MBIA Insured

       1,500    JEA, Florida, Water and Sewerage System Revenue Bonds,              10/13 at 100.00        AAA            1,582,740
                  Series 2004A, 5.000%, 10/01/19 - FGIC Insured

       4,240    Reedy Creek Improvement District, Florida, Utility Revenue          10/13 at 100.00        AAA            4,579,200
                  Bonds, Series 2003-1, 5.250%, 10/01/17 - MBIA Insured

       2,000    Tallahassee, Florida, Energy System Revenue Bonds, Series           10/15 at 100.00        AAA            2,067,920
                  2005, 5.000%, 10/01/28 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      10,025    Total Florida                                                                                            10,608,385
-----------------------------------------------------------------------------------------------------------------------------------


     | Nuveen Premier Insured Municipal Income Fund, Inc. (continued) NIF | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 3.4% (2.2% OF TOTAL INVESTMENTS)

$      2,950    Atlanta, Georgia, Airport General Revenue Bonds, Series              1/15 at 100.00        AAA        $   3,060,360
                  2004G, 5.000%, 1/01/25 - FSA Insured

       6,500    Medical Center Hospital Authority, Georgia, Revenue                  8/09 at 102.00        AAA            6,785,220
                  Anticipation Certificates, Columbus Regional Healthcare
                  System, Inc. Project, Series 1999, 5.500%, 8/01/25 - MBIA
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
       9,450    Total Georgia                                                                                             9,845,580
-----------------------------------------------------------------------------------------------------------------------------------

                HAWAII - 3.8% (2.4% OF TOTAL INVESTMENTS)

       2,250    Hawaii Department of Budget and Finance, Special Purpose             1/09 at 101.00        AAA            2,325,960
                  Revenue Bonds, Hawaiian Electric Company Inc., Series 1999D,
                  6.150%, 1/01/20 - AMBAC Insured (Alternative Minimum Tax)

       8,030    Hawaii Department of Transportation, Airport System Revenue          7/10 at 101.00        AAA            8,620,526
                  Refunding Bonds, Series 2000B, 6.500%, 7/01/15 - FGIC
                  Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      10,280    Total Hawaii                                                                                             10,946,486
-----------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS - 17.2% (11.0% OF TOTAL INVESTMENTS)

       4,000    Bridgeview, Illinois, General Obligation Bonds, Series 2002,        12/12 at 100.00        AAA            4,174,720
                  5.000%, 12/01/22 - FGIC Insured

       8,200    Chicago Board of Education, Illinois, General Obligation               No Opt. Call        AAA            9,208,928
                  Lease Certificates, Series 1992A, 6.250%, 1/01/15 - MBIA
                  Insured

      10,000    Chicago, Illinois, General Obligation Refunding Bonds,               1/10 at 101.00        AAA           10,405,900
                  Series 2000D, 5.500%, 1/01/35 - FGIC Insured

       1,450    Chicago, Illinois, Third Lien General Airport Revenue Bonds,         1/16 at 100.00        AAA            1,541,365
                  O'Hare International Airport, Series 2005A, 5.250%, 1/01/24
                  - MBIA Insured

      23,110    Illinois Development Finance Authority, Local Government               No Opt. Call        Aaa           15,802,152
                  Program Revenue Bonds, Kane, Cook and DuPage Counties School
                  District U46 - Elgin, Series 2002, 0.000%, 1/01/17 - FSA
                  Insured

       2,500    Illinois Municipal Electric Agency, Power Supply System              2/17 at 100.00        AAA            2,581,125
                  Revenue Bonds, Series 2007A, 5.000%, 2/01/35 - FGIC Insured

       5,010    Metropolitan Pier and Exposition Authority, Illinois,                  No Opt. Call        AAA            2,668,727
                  Revenue Refunding Bonds, McCormick Place Expansion Project,
                  Series 1996A, 0.000%, 12/15/21 - MBIA Insured

       3,225    Regional Transportation Authority, Cook, DuPage, Kane, Lake,           No Opt. Call        AAA            3,494,965
                  McHenry and Will Counties, Illinois, General Obligation
                  Bonds, Series 1992A, 9.000%, 6/01/09 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      57,495    Total Illinois                                                                                           49,877,882
-----------------------------------------------------------------------------------------------------------------------------------

                INDIANA - 3.8% (2.4% OF TOTAL INVESTMENTS)

       2,130    Indiana Municipal Power Agency, Power Supply Revenue Bonds,          1/17 at 100.00        AAA            2,182,590
                Series 2007A, 5.000%, 1/01/42 - MBIA Insured

                Indiana University, Parking Facility Revenue Bonds, Series
                2004:

       1,015      5.250%, 11/15/19 - AMBAC Insured                                  11/14 at 100.00        AAA            1,093,439
       1,060      5.250%, 11/15/20 - AMBAC Insured                                  11/14 at 100.00        AAA            1,141,917
       1,100      5.250%, 11/15/21 - AMBAC Insured                                  11/14 at 100.00        AAA            1,185,008

       9,255    Indianapolis Local Public Improvement Bond Bank, Indiana,              No Opt. Call        AAA            4,180,946
                  Series 1999E, 0.000%, 2/01/25 - AMBAC Insured

       1,000    Metropolitan School District Steuben County K-5 Building             7/14 at 102.00        AAA            1,075,460
                  Corporation, Indiana, First Mortgage Bonds, Series 2003,
                  5.250%, 1/15/21 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      15,560    Total Indiana                                                                                            10,859,360
-----------------------------------------------------------------------------------------------------------------------------------

                IOWA - 1.2% (0.8% OF TOTAL INVESTMENTS)

       3,345    Ames, Iowa, Hospital Revenue Refunding Bonds, Mary Greeley           6/13 at 100.00        Aaa            3,493,786
                  Medical Center, Series 2003, 5.000%, 6/15/17 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                KANSAS - 1.0% (0.6% OF TOTAL INVESTMENTS)

       2,760    Neosho County Unified School District 413, Kansas, General           9/14 at 100.00        Aaa            2,852,543
                  Obligation Bonds, Series 2006, 5.000%, 9/01/31 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.8% (1.8% OF TOTAL INVESTMENTS)

$      1,000    Louisiana Public Facilities Authority, Revenue Bonds, Baton          7/14 at 100.00        AAA        $   1,047,710
                  Rouge General Hospital, Series 2004, 5.250%, 7/01/24 - MBIA
                  Insured

       7,160    Louisiana State, Gasoline and Fuels Tax Revenue Bonds,               5/16 at 100.00        AAA            7,172,458
                  Series 2006, 4.750%, 5/01/39 - FSA Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
       8,160    Total Louisiana                                                                                           8,220,168
-----------------------------------------------------------------------------------------------------------------------------------

                MARYLAND - 2.2% (1.4% OF TOTAL INVESTMENTS)

       1,200    Maryland Economic Development Corporation, Student Housing           6/16 at 100.00        AAA            1,246,176
                  Revenue Refunding Bonds, University of Maryland College Park
                  Projects, Series 2006, 5.000%, 6/01/28 - CIFG Insured

       5,000    Maryland Transportation Authority, Airport Parking Revenue           3/12 at 101.00        AAA            5,162,700
                  Bonds, Baltimore-Washington International Airport Passenger
                  Facility, Series 2002B, 5.125%, 3/01/21 - AMBAC Insured
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       6,200    Total Maryland                                                                                            6,408,876
-----------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 1.8% (1.1% OF TOTAL INVESTMENTS)

       4,400    Massachusetts School Building Authority, Dedicated Sales Tax         8/15 at 100.00        AAA            4,621,056
                  Revenue Bonds, Series 2005A, 5.000%, 8/15/23 - FSA Insured

         575    Massachusetts Water Resources Authority, General Revenue             2/17 at 100.00        AAA              491,510
                  Bonds, Series 2007, Residual Trust 7039, 6.272%, 8/01/46 -
                  FSA Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
       4,975    Total Massachusetts                                                                                       5,112,566
-----------------------------------------------------------------------------------------------------------------------------------

                MICHIGAN - 3.7% (2.3% OF TOTAL INVESTMENTS)

       6,500    Michigan Higher Education Student Loan Authority, Revenue              No Opt. Call        AAA            6,720,675
                  Bonds, Series 2000 XII-T, 5.300%, 9/01/10 - AMBAC Insured
                  (Alternative Minimum Tax)

       3,810    Michigan Housing Development Authority, GNMA Collateralized          8/12 at 102.00        Aaa            3,884,295
                  Limited Obligation Multifamily Housing Revenue Bonds,
                  Cranbrook Apartments, Series 2001A, 5.500%, 2/20/43
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      10,310    Total Michigan                                                                                           10,604,970
-----------------------------------------------------------------------------------------------------------------------------------

                MINNESOTA - 1.8% (1.2% OF TOTAL INVESTMENTS)

       4,860    Minneapolis-St. Paul Metropolitan Airports Commission,               1/11 at 100.00        AAA            5,115,490
                  Minnesota, Airport Revenue Bonds, Series 2001B, 5.750%,
                  1/01/15 - FGIC Insured (Alternative Minimum Tax)

         145    Minnesota Housing Finance Agency, Rental Housing Bonds,              2/08 at 100.00        AAA              145,287
                  Series 1995D, 5.950%, 2/01/18 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       5,005    Total Minnesota                                                                                           5,260,777
-----------------------------------------------------------------------------------------------------------------------------------

                MISSOURI - 0.6% (0.5% OF TOTAL INVESTMENTS)

       2,000    Missouri Western State College, Auxiliary System Revenue            10/13 at 100.00        AAA            2,111,400
                  Bonds, Series 2003, 5.000%, 10/01/21 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                NEVADA - 7.0% (4.4% OF TOTAL INVESTMENTS)

       2,100    Clark County, Nevada, General Obligation Bank Bonds,                12/12 at 100.00        AAA            2,152,920
                  Southern Nevada Water Authority Loan, Series 2002, 5.000%,
                  6/01/32 - MBIA Insured

         900    Clark County, Nevada, General Obligation Bank Bonds,                12/12 at 100.00        Aaa              961,263
                  Southern Nevada Water Authority Loan, Series 2002, 5.000%,
                  6/01/32 (Pre-refunded 12/01/12) - MBIA Insured

       8,000    Clark County, Nevada, Subordinate Lien Airport Revenue               7/11 at 100.00        AAA            8,444,720
                  Bonds, Series 2001B, 5.125%, 7/01/21 (Pre-refunded 7/01/11)
                  - FGIC Insured

       7,990    Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds,          6/12 at 100.00        AAA            8,561,365
                  Reno Transportation Rail Access Corridor Project, Series
                  2002, 5.250%, 6/01/41 (Pre-refunded 6/01/12) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      18,990    Total Nevada                                                                                             20,120,268
-----------------------------------------------------------------------------------------------------------------------------------


     | Nuveen Premier Insured Municipal Income Fund, Inc. (continued) NIF | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.6% (1.0% OF TOTAL INVESTMENTS)

                New Jersey Economic Development Authority, Revenue Bonds,
                Motor Vehicle Surcharge, Series 2004A:

$      1,200      5.000%, 7/01/22 - MBIA Insured                                     7/14 at 100.00        AAA        $   1,263,948
       1,200      5.000%, 7/01/23 - MBIA Insured                                     7/14 at 100.00        AAA            1,260,024

       1,280    New Jersey Educational Facilities Authority, Revenue Bonds,          7/17 at 100.00        AAA            1,216,410
                  Rowan College, Series 2007B, 4.250%, 7/01/34 - FGIC Insured

         800    Rutgers State University, New Jersey, Certificates of                1/14 at 100.00        AAA              828,912
                  Participation, Lower Georges Street University Redevelopment
                  Associates LLC, Series 2004, 5.000%, 1/01/24 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       4,480    Total New Jersey                                                                                          4,569,294
-----------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 6.6% (4.2% OF TOTAL INVESTMENTS)

       1,000    Dormitory Authority of the State of New York, FHA-Insured            2/15 at 100.00        AAA            1,042,190
                  Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                  5.000%, 8/01/23 - FGIC Insured

          20    Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00        AAA               17,287
                  Bonds, Driver Trust 1649, 2006, 6.058%, 2/15/47 - MBIA
                  Insured (IF)

       2,125    Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00        AAA            2,028,886
                  Bonds, Series 2006A, 4.500% 2/15/47 - MBIA Insured (UB)

       5,000    Long Island Power Authority, New York, Electric System               6/16 at 100.00        AAA            5,247,000
                  General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 - FGIC
                  Insured

      10,000    Metropolitan Transportation Authority, New York,                    11/12 at 100.00        AAA           10,809,100
                  Transportation Revenue Refunding Bonds, Series 2002F,
                  5.250%, 11/15/27 (Pre-refunded 11/15/12) - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      18,145    Total New York                                                                                           19,144,463
-----------------------------------------------------------------------------------------------------------------------------------

                NORTH CAROLINA - 2.2% (1.4% OF TOTAL INVESTMENTS)

       3,100    North Carolina Medical Care Commission, FHA-Insured Mortgage        10/13 at 100.00        AAA            3,186,583
                  Revenue Bonds, Betsy Johnson Regional Hospital Project,
                  Series 2003, 5.125%, 10/01/32 - FSA Insured

       3,050    Raleigh Durham Airport Authority, North Carolina, Airport            5/15 at 100.00        Aaa            3,186,640
                  Revenue Bonds, Series 2005A, 5.000%, 5/01/22 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       6,150    Total North Carolina                                                                                      6,373,223
-----------------------------------------------------------------------------------------------------------------------------------

                OHIO - 1.8% (1.1% OF TOTAL INVESTMENTS)

         820    Cincinnati City School District, Hamilton County, Ohio,                No Opt. Call        AAA              914,964
                  General Obligation Bonds, Series 2006, 5.250%, 12/01/22 -
                  FGIC Insured

       4,600    Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series          12/16 at 100.00        Aaa            4,310,338
                  2006, 4.250%, 12/01/32 - AMBAC Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
       5,420    Total Ohio                                                                                                5,225,302
-----------------------------------------------------------------------------------------------------------------------------------

                OKLAHOMA - 1.6% (1.0% OF TOTAL INVESTMENTS)

       3,500    Oklahoma Capitol Improvement Authority, State Facilities             7/15 at 100.00        AAA            3,666,530
                  Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured

         815    Oklahoma Housing Finance Agency, GNMA Collateralized Single            No Opt. Call        AAA              875,685
                  Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       4,315    Total Oklahoma                                                                                            4,542,215
-----------------------------------------------------------------------------------------------------------------------------------

                OREGON - 4.3% (2.7% OF TOTAL INVESTMENTS)

                Oregon Health Sciences University, Revenue Bonds, Series
                2002A:

       5,000      5.000%, 7/01/26 - MBIA Insured                                     1/13 at 100.00        AAA            5,189,400
       7,000      5.000%, 7/01/32 - MBIA Insured                                     1/13 at 100.00        AAA            7,176,540
-----------------------------------------------------------------------------------------------------------------------------------
      12,000    Total Oregon                                                                                             12,365,940
-----------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA - 3.3% (2.1% OF TOTAL INVESTMENTS)

       1,500    Allegheny County Sanitary Authority, Pennsylvania, Sewerage         12/15 at 100.00        AAA            1,575,705
                  Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (CONTINUED)

$      4,000    Commonwealth Financing Authority, Pennsylvania, State                6/16 at 100.00        AAA        $   4,183,000
                  Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 -
                  FSA Insured

       2,680    Pennsylvania Public School Building Authority, Lease Revenue        12/16 at 100.00        AAA            2,619,459
                  Bonds, School District of Philadelphia, Series 2006B,
                  4.500%, 6/01/32 - FSA Insured (UB)

       1,050    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            6/16 at 100.00        AAA            1,100,337
                  Series 2006A, 5.000%, 12/01/26 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       9,230    Total Pennsylvania                                                                                        9,478,501
-----------------------------------------------------------------------------------------------------------------------------------

                PUERTO RICO - 2.1% (1.3% OF TOTAL INVESTMENTS)

       2,500    Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/15 at 100.00        AAA            2,647,450
                  Series 2005RR, 5.000%, 7/01/22 - FGIC Insured

       1,000    Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,            No Opt. Call        AAA            1,114,870
                  8/01/21 - CIFG Insured

       2,000    Puerto Rico, Highway Revenue Bonds, Highway and                        No Opt. Call        AAA            2,258,120
                  Transportation Authority, Series 2003AA, 5.500%, 7/01/17 -
                  MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       5,500    Total Puerto Rico                                                                                         6,020,440
-----------------------------------------------------------------------------------------------------------------------------------

                TENNESSEE - 3.7% (2.3% OF TOTAL INVESTMENTS)

       3,000    Blount County Public Building Authority, Tennessee, Local            6/15 at 100.00        Aaa            3,137,520
                  Government Public Improvement Lease Bonds, Oak Ridge, Series
                  2005B-9-A, 5.000%, 6/01/24 - AMBAC Insured

       2,055    Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds,         10/14 at 100.00        AAA            2,163,689
                  Series 2004, 5.000%, 10/01/22 - FSA Insured

       5,000    Metropolitan Government of Nashville-Davidson County Health         11/09 at 101.00        AAA            5,290,950
                  and Educational Facilities Board, Tennessee, Revenue Bonds,
                  Ascension Health Credit Group, Series 1999A, 6.000%,
                  11/15/30 (Pre-refunded 11/15/09) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      10,055    Total Tennessee                                                                                          10,592,159
-----------------------------------------------------------------------------------------------------------------------------------

                TEXAS - 10.6% (6.8% OF TOTAL INVESTMENTS)

      12,500    Dallas-Ft. Worth International Airport, Texas, Joint Revenue        11/09 at 100.00        AAA           12,797,749
                  Refunding and Improvement Bonds,
                  Series 2001A, 5.500%, 11/01/35 - FGIC Insured (Alternative
                  Minimum Tax)

                North Harris County Regional Water Authority,
                Texas, Senior Water Revenue Bonds, Series 2003:

       4,565      5.250%, 12/15/20 - FGIC Insured                                   12/13 at 100.00        AAA            4,880,898
       4,800      5.250%, 12/15/21 - FGIC Insured                                   12/13 at 100.00        AAA            5,120,064

       7,600    San Antonio, Texas, Airport System Improvement Revenue               7/11 at 101.00        AAA            7,971,184
                  Bonds, Series 2001, 5.375%, 7/01/16 - FGIC Insured
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      29,465    Total Texas                                                                                              30,769,895
-----------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 17.3% (11.0% OF TOTAL INVESTMENTS)

       5,000    Chelan County Public Utility District 1, Washington, Hydro           7/11 at 101.00        AAA            5,267,400
                  Consolidated System Revenue Bonds, Series 2001B, 5.600%,
                  1/01/36 - MBIA Insured (Alternative Minimum Tax)

                King County School District 405, Bellevue, Washington, General
                Obligation Bonds, Series 2002:
      12,060      5.000%, 12/01/19 - FGIC Insured                                   12/12 at 100.00        AAA           12,685,913
      12,785      5.000%, 12/01/20 - FGIC Insured                                   12/12 at 100.00        AAA           13,448,541

                Pierce County School District 343, Dieringer, Washington,
                General Obligation Refunding Bonds, Series 2003:
       2,755      5.250%, 12/01/18 - FGIC Insured                                    6/13 at 100.00        Aaa            2,937,767
       2,990      5.250%, 12/01/19 - FGIC Insured                                    6/13 at 100.00        Aaa            3,188,357

       4,715    Port of Seattle, Washington, Revenue Bonds, Series 2001B,           10/11 at 100.00        AAA            4,964,706
                  5.625%, 4/01/17 - FGIC Insured (Alternative Minimum Tax)

         895    Port of Seattle, Washington, Special Facility Revenue Bonds,         3/10 at 101.00        AAA              939,437
                  Terminal 18, Series 1999C, 6.000%, 9/01/29 - MBIA Insured
                  (Alternative Minimum Tax)

       1,265    Tacoma, Washington, General Obligation Bonds, Series 2002,          12/12 at 100.00        AAA            1,330,654
                  5.000%, 12/01/18 - FGIC Insured


     | Nuveen Premier Insured Municipal Income Fund, Inc. (continued) NIF | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (CONTINUED)

$      5,000    Washington, General Obligation Bonds, Series 2001C, 5.250%,
                1/01/26 - FSA Insured                                                1/11 at 100.00        AAA        $   5,182,401
-----------------------------------------------------------------------------------------------------------------------------------
      47,465    Total Washington                                                                                         49,945,176
-----------------------------------------------------------------------------------------------------------------------------------
$    463,145    Total Investments (cost $434,330,405) - 157.4%                                                          455,462,487
-----------------------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.8)%                                                                      (14,015,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                      8,952,803
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.6)%                                                       (161,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 289,400,290
                ===================================================================================================================


      All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax- exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     |  Nuveen Insured Premium Income Municipal Fund 2
NPX  |  Portfolio of INVESTMENTS

                                                                October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.3% (2.5% OF TOTAL INVESTMENTS)

$      3,750    Huntsville Healthcare Authority, Alabama, Revenue Bonds,             6/15 at 100.00        AAA        $   3,889,950
                  Series 2005A, 5.000%, 6/01/24 - MBIA Insured

                Jefferson County, Alabama, General Obligation
                Warrants, Series 2004A:
-----------------------------------------------------------------------------------------------------------------------------------

       1,395      5.000%, 4/01/22 - MBIA Insured                                     4/14 at 100.00        AAA            1,466,926
       1,040      5.000%, 4/01/23 - MBIA Insured                                     4/14 at 100.00        AAA            1,083,077

      11,135    Limestone County Water and Sewer Authority, Alabama, Water           3/17 at 100.00        AAA           10,665,548
                  Revenue Bonds, Series 2007, 4.500%, 12/01/37 - XLCA Insured
                  (UB)

                Montgomery Water and Sewerage Board, Alabama, Water and
                Sewerage Revenue Bonds, Series 2005:
       2,220      5.000%, 3/01/24 - FSA Insured                                      3/15 at 100.00        AAA            2,320,277
       2,590      5.000%, 3/01/25 - FSA Insured                                      3/15 at 100.00        AAA            2,702,018
-----------------------------------------------------------------------------------------------------------------------------------
      22,130    Total Alabama                                                                                            22,127,796
-----------------------------------------------------------------------------------------------------------------------------------

                ARIZONA - 2.5% (1.4% OF TOTAL INVESTMENTS)

      12,365    Phoenix Civic Improvement Corporation, Arizona, Junior Lien          7/15 at 100.00        AAA           12,558,883
                  Water System Revenue Bonds, Series 2005, 4.750%, 7/01/27 -
                  MBIA Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------

                ARKANSAS - 2.9% (1.7% OF TOTAL INVESTMENTS)

       7,745    Arkansas Development Finance Authority, State Facility               6/14 at 100.00        AAA            8,278,940
                  Revenue Bonds, Donaghey Plaza Project, Series 2004, 5.250%,
                  6/01/25 - FSA Insured

                University of Arkansas, Fayetteville, Revenue Bonds, Medical
                Sciences Campus, Series 2004B:

       2,000      5.000%, 11/01/27 - MBIA Insured                                   11/14 at 100.00        Aaa            2,077,120
       2,000      5.000%, 11/01/28 - MBIA Insured                                   11/14 at 100.00        Aaa            2,075,900
       2,480    University of Arkansas, Monticello Campus, Revenue Bonds,           12/13 at 100.00        Aaa            2,543,934
                  Series 2005, 5.000%, 12/01/35 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      14,225    Total Arkansas                                                                                           14,975,894
-----------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA - 28.0% (16.7% OF TOTAL INVESTMENTS)

      22,880    Alameda Corridor Transportation Authority, California, Senior          No Opt. Call        AAA            6,966,502
                  Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/32 - MBIA
                  Insured (UB)

       2,000    California Department of Water Resources, Water System              12/14 at 100.00        AAA            2,093,960
                  Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%,
                  12/01/24 - MBIA Insured

       1,800    California Educational Facilities Authority, Revenue Bonds,         10/15 at 100.00        Aaa            1,861,128
                  Occidental College, Series 2005A, 5.000%, 10/01/33 - MBIA
                  Insured

       7,000    California Infrastructure Economic Development Bank, First           1/28 at 100.00        AAA            7,631,120
                  Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
                  Series 2003A, 5.000%, 7/01/33 (Pre-refunded 1/01/28) - AMBAC
                  Insured (UB)

      31,200    Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 24.23        AAA            6,886,464
                  Toll Road Revenue Refunding Bonds, Series 1999, 0.000%,
                  1/15/34 - MBIA Insured

       1,735    Fullerton Public Financing Authority, California, Tax                9/15 at 100.00        AAA            1,795,690
                  Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 -
                  AMBAC Insured

       7,000    Golden State Tobacco Securitization Corporation, California,         6/15 at 100.00        AAA            7,152,530
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  5.000%, 6/01/35 - FGIC Insured

       1,870    Kern Community College District, California, General                   No Opt. Call        AAA              904,126
                  Obligation Bonds, Series 2006, 0.000%, 11/01/23 - FSA Insured


     | Nuveen Insured Premium Income Municipal Fund 2 (continued) NPX | Portfolio of INVESTMENTS

                                                                October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (CONTINUED)

$      6,520    Los Angeles Unified School District, California, General             7/15 at 100.00        AAA        $   6,862,887
                  Obligation Bonds, Series 2005E, 5.000%, 7/01/22 - AMBAC
                  Insured

       4,000    Los Angeles Unified School District, California, General             7/16 at 100.00        AAA            4,216,840
                  Obligation Bonds, Series 2006F, 5.000%, 7/01/24 - FGIC Insured

      15,000    Orange County Sanitation District, California, Certificates          8/13 at 100.00        AAA           16,384,198
                  of Participation, Series 2003, 5.250%, 2/01/30 (Pre-refunded
                  8/01/13) - FGIC Insured

      10,000    Orange County Water District, California, Revenue                    8/13 at 100.00        AAA           10,202,100
                  Certificates of Participation, Series 2003B, 5.000%, 8/15/34
                  - MBIA Insured

       1,000    Orange County Water District, California, Revenue                    2/15 at 100.00        AAA            1,040,480
                  Certificates of Participation, Series 2005B, 5.000%, 8/15/24
                  - MBIA Insured

       1,435    Pasadena Area Community College District, Los Angeles County,        6/13 at 100.00        AAA            1,545,911
                  California, General Obligation Bonds, Series 2003A, 5.000%,
                  6/01/22 (Pre-refunded 6/01/13) - FGIC Insured

      12,265    Sacramento City Financing Authority, California, Capital            12/09 at 102.00        AAA           13,092,029
                  Improvement Revenue Bonds, Solid Waste and Redevelopment
                  Projects, Series 1999, 5.800%, 12/01/19 (Pre-refunded
                  12/01/09) - AMBAC Insured

         735    Sacramento City Financing Authority, California, Capital            12/09 at 102.00        AAA              781,026
                  Improvement Revenue Bonds, Solid Waste and Redevelopment
                  Projects, Series 1999, 5.800%, 12/01/19 - AMBAC Insured

                San Diego County, California, Certificates of Participation,
                Edgemoor Facility Project and Regional System, Series 2005:

       1,675      5.000%, 2/01/24 - AMBAC Insured                                    2/15 at 100.00        AAA            1,745,668
         720      5.000%, 2/01/25 - AMBAC Insured                                    2/15 at 100.00        AAA              749,016

      14,170    San Diego Unified School District, San Diego County,                 7/15 at 100.00        AAA           15,493,053
                  California, General Obligation Bonds, Series 2005G, 5.000%,
                  7/01/29 (Pre-refunded 7/01/15) - FSA Insured (UB)

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:

       3,825      0.000%, 1/15/32 - MBIA Insured (UB)                                  No Opt. Call        AAA            1,193,477
      26,900      0.000%, 1/15/34 - MBIA Insured (UB)                                  No Opt. Call        AAA            7,623,191

       2,000    San Jose Redevelopment Agency, California, Tax Allocation            8/14 at 100.00        AAA            2,144,660
                  Bonds, Merged Area Redevelopment Project, Series 2004A,
                  5.250%, 8/01/19 - MBIA Insured

       7,845    San Jose Redevelopment Agency, California, Tax Allocation            8/17 at 100.00        AAA            7,278,905
                  Bonds, Merged Area Redevelopment Project, Series 2006C,
                  4.250%, 8/01/30 - MBIA Insured (UB)

       5,000    Torrance, California, Certificates of Participation, Series            No Opt. Call        AAA            5,174,000
                  2005B, 5.000%, 6/01/24 - AMBAC Insured

      12,500    University of California, Revenue Bonds, Multi-Purpose               5/13 at 100.00        AAA           12,877,875
                  Projects, Series 2003A, 5.000%, 5/15/33 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
     201,075    Total California                                                                                        143,696,836
-----------------------------------------------------------------------------------------------------------------------------------

                COLORADO - 9.1% (5.4% OF TOTAL INVESTMENTS)

       1,940    Colorado Educational and Cultural Facilities Authority,              6/13 at 100.00        AAA            2,032,014
                  Charter School Revenue Bonds, Adams School District 12 -
                  Pinnacle School, Series 2003, 5.250%, 6/01/23 - XLCA Insured

       3,405    Colorado Educational and Cultural Facilities Authority,             12/13 at 100.00        AAA            3,579,200
                  Charter School Revenue Bonds, Classical Academy, Series 2003,
                  5.250%, 12/01/23 - XLCA Insured

       3,500    Colorado Health Facilities Authority, Revenue Bonds, Poudre         12/09 at 101.00        Aaa            3,691,870
                  Valley Healthcare Inc., Series 1999A, 5.750%, 12/01/23
                  (Pre-refunded 12/01/09) - FSA Insured

      17,145    Denver Convention Center Hotel Authority, Colorado, Senior          12/13 at 100.00        Aaa           18,459,848
                  Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%,
                  12/01/33 (Pre-refunded 12/01/13) - XLCA Insured

       6,100    Denver School District 1, Colorado, General Obligation Bonds,       12/13 at 100.00        AAA            6,444,833
                  Series 2004, 5.000%, 12/01/18 - FSA Insured

       1,325    El Paso County, Colorado, Certificates of Participation,            12/12 at 100.00        AAA            1,365,254
                  Detention Facility Project, Series 2002B, 5.000%, 12/01/27 -
                  AMBAC Insured

                Jefferson County School District R1, Colorado,
                General Obligation Bonds, Series 2004:

       2,500      5.000%, 12/15/22 - FSA Insured                                    12/14 at 100.00        AAA            2,633,375
       5,125      5.000%, 12/15/23 - FSA Insured                                    12/14 at 100.00        AAA            5,360,443
       2,000      5.000%, 12/15/24 - FSA Insured                                    12/14 at 100.00        AAA            2,089,380




   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COLORADO (CONTINUED)

$      1,000    University of Colorado, Enterprise System Revenue Bonds,             6/15 at 100.00        AAA        $   1,039,280
                  Series 2005, 5.000%, 6/01/30 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      44,040    Total Colorado                                                                                           46,695,497
-----------------------------------------------------------------------------------------------------------------------------------

                DISTRICT OF COLUMBIA - 0.2% (0.1% OF TOTAL INVESTMENTS)

       1,065    Washington Convention Center Authority, District of Columbia,       10/16 at 100.00        AAA              982,388
                  Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                  Residuals 1606, 6.094%, 10/01/30 - AMBAC Insured (IF)

                FLORIDA - 0.8% (0.5% OF TOTAL INVESTMENTS)

       4,000    Florida State Board of Education, Full Faith and Credit              6/13 at 101.00        AAA            4,199,360
                  Public Education Capital Outlay Bonds, Series 2003J, 5.000%,
                  6/01/22 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                GEORGIA - 3.9% (2.3% OF TOTAL INVESTMENTS)

       4,000    Cobb County Development Authority, Georgia, Parking Revenue          7/14 at 100.00        Aaa            4,172,000
                  Bonds, Kennesaw State University, Series 2004, 5.000%,
                  7/15/24 - MBIA Insured

       2,925    Columbus, Georgia, Water and Sewerage Revenue Bonds, Series          5/14 at 100.00        AAA            3,054,373
                  2005, 5.000%, 5/01/23 - MBIA Insured

                Municipal Electric Authority of Georgia, Combustion
                Turbine Revenue Bonds, Series 2003A:

       1,775      5.000%, 11/01/21 - MBIA Insured                                   11/13 at 100.00        AAA            1,864,034
       2,580      5.000%, 11/01/22 - MBIA Insured                                   11/13 at 100.00        AAA            2,705,207

       4,500    South Fulton Municipal Regional Water and Sewerage Authority,        1/13 at 100.00        Aaa            4,802,040
                  Georgia, Water and Sewerage Revenue Bonds, Series 2003,
                  5.000%, 1/01/33 (Pre-refunded 1/01/13) - MBIA Insured

       3,000    Valdosta and Lowndes County Hospital Authority, Georgia,            10/12 at 101.00        AAA            3,134,670
                  Revenue Certificates, South Georgia Medical Center, Series
                  2002, 5.200%, 10/01/22 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      18,780    Total Georgia                                                                                            19,732,324
-----------------------------------------------------------------------------------------------------------------------------------

                HAWAII - 7.8% (4.7% OF TOTAL INVESTMENTS)

       2,375    Hawaii County, Hawaii, General Obligation Bonds, Series              7/13 at 100.00        AAA            2,501,754
                  2003A, 5.000%, 7/15/19 - FSA Insured

      20,000    Hawaii Department of Budget and Finance, Special Purpose             7/10 at 101.00        AAA           20,945,198
                  Revenue Refunding Bonds, Hawaiian Electric Company Inc.,
                  Series 2000, 5.700%, 7/01/20 - AMBAC Insured (Alternative
                  Minimum Tax)

                Hawaii Department of Transportation, Airport
                System Revenue Refunding Bonds, Series 2000B:


       6,105      6.100%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)           7/10 at 101.00        AAA            6,487,967
       9,500      6.625%, 7/01/17 - FGIC Insured (Alternative Minimum Tax)           7/10 at 101.00        AAA           10,203,380
-----------------------------------------------------------------------------------------------------------------------------------
      37,980    Total Hawaii                                                                                             40,138,299
-----------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.1% (0.0% OF TOTAL INVESTMENTS)

         365    Idaho Housing and Finance Association, Single Family Mortgage        1/08 at 101.50        AAA              369,840
                  Bonds, Series 1998E, 5.450%, 7/01/18 - AMBAC Insured
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS - 4.4% (2.6% OF TOTAL INVESTMENTS)

       1,015    Chicago Park District, Illinois, Limited Tax General                 7/11 at 100.00        AAA            1,075,799
                  Obligation Park Bonds, Series 2001C, 5.500%, 1/01/18 - FGIC
                  Insured Illinois Health Facilities Authority, Revenue Bonds,
                  Lutheran General Health System, Series 1993A:

       2,810      6.125%, 4/01/12 - FSA Insured (ETM)                                  No Opt. Call        AAA            2,956,823
       5,000      6.250%, 4/01/18 - FSA Insured (ETM)                                  No Opt. Call        AAA            5,837,600

       1,950    Illinois Health Facilities Authority, Revenue Refunding                No Opt. Call        AAA            2,279,589
                  Bonds, SSM Healthcare System, Series 1992AA, 6.550%, 6/01/14
                  - MBIA Insured (ETM)

       4,000    Illinois Municipal Electric Agency, Power Supply System              2/17 at 100.00        AAA            4,129,800
                  Revenue Bonds, Series 2007A, 5.000%, 2/01/35 - FGIC Insured

       6,000    Illinois Toll Highway Authority, State Toll Highway Authority        7/16 at 100.00        AAA            6,280,920
                  Revenue Bonds, Series 2006, 5.000%, 1/01/26 - FSA Insured


     | Nuveen Insured Premium Income Municipal Fund 2 (continued) NPX | Portfolio of INVESTMENTS

                                                                October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
..               ILLINOIS (CONTINUED)

$        215    Peoria, Moline and Freeport, Illinois, GNMA Collateralized           4/08 at 103.00        AAA        $     218,535
                  Single Family Mortgage Revenue Bonds, Series 1995A, 7.600%,
                  4/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      20,990    Total Illinois                                                                                           22,779,066
-----------------------------------------------------------------------------------------------------------------------------------

                INDIANA - 1.6% (1.0% OF TOTAL INVESTMENTS)

                Hamilton County Public Building Corporation, Indiana, First
                Mortgage Bonds, Series 2004:

       2,105      5.000%, 8/01/23 - FSA Insured                                      8/14 at 100.00        AAA            2,186,021
       2,215      5.000%, 8/01/24 - FSA Insured                                      8/14 at 100.00        AAA            2,297,642

       3,730    Indiana Municipal Power Agency, Power Supply Revenue Bonds,          1/17 at 100.00        AAA            3,822,094
                  Series 2007A, 5.000%, 1/01/42 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       8,050    Total Indiana                                                                                             8,305,757
-----------------------------------------------------------------------------------------------------------------------------------

                KANSAS - 0.3% (0.2% OF TOTAL INVESTMENTS)

       1,500    Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2,            9/14 at 101.00        AAA            1,570,455
                  5.000%, 9/01/27 - FSA Insured

                KENTUCKY - 1.1% (0.7% OF TOTAL INVESTMENTS)

       6,010    Kentucky Economic Development Finance Authority, Health                No Opt. Call        AAA            2,108,909
                  System Revenue Bonds, Norton Healthcare Inc., Series 2000B,
                  0.000%, 10/01/28 - MBIA Insured

       3,575    Kentucky Turnpike Authority, Economic Development Road               7/15 at 100.00        AAA            3,737,949
                  Revenue Bonds, Revitalization Project, Series 2005B, 5.000%,
                  7/01/25 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       9,585    Total Kentucky                                                                                            5,846,858
-----------------------------------------------------------------------------------------------------------------------------------

                LOUISIANA - 5.0% (3.0% OF TOTAL INVESTMENTS)

       4,455    Louisiana Public Facilities Authority, Revenue Bonds, Baton          7/14 at 100.00        AAA            4,667,548
                  Rouge General Hospital, Series 2004, 5.250%, 7/01/24 - MBIA
                  Insured

                Louisiana State, Gasoline and Fuels Tax Revenue
                Bonds, Series 2005A:

       1,200      5.000%, 5/01/25 - FGIC Insured                                     5/15 at 100.00        AAA            1,250,628
       2,210      5.000%, 5/01/26 - FGIC Insured                                     5/15 at 100.00        AAA            2,300,367
       2,500      5.000%, 5/01/27 - FGIC Insured                                     5/15 at 100.00        AAA            2,599,000

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series
                2006:

       1,320      4.750%, 5/01/39 - FSA Insured (UB)                                 5/16 at 100.00        AAA            1,322,297
      14,265      4.500%, 5/01/41 - FGIC Insured (UB)                                5/16 at 100.00        AAA           13,704,671
-----------------------------------------------------------------------------------------------------------------------------------
      25,950    Total Louisiana                                                                                          25,844,511
-----------------------------------------------------------------------------------------------------------------------------------

                MARYLAND - 0.9% (0.5% OF TOTAL INVESTMENTS)

       1,865    Baltimore, Maryland, Senior Lien Convention Center Hotel             9/16 at 100.00        AAA            1,991,839
                  Revenue Bonds, Series 2006A, 5.250%, 9/01/26 - XLCA Insured

       2,580    Maryland Health and Higher Educational Facilities Authority,         7/16 at 100.00        AAA            2,586,218
                  Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%,
                  7/01/36 - MBIA Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
       4,445    Total Maryland                                                                                            4,578,057
-----------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 3.0% (1.8% OF TOTAL INVESTMENTS)

       3,000    Massachusetts Development Finance Authority, Revenue Bonds,            No Opt. Call        AAA            3,573,570
                  WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 -
                  AMBAC Insured

         290    Massachusetts Port Authority, Special Facilities Revenue             1/11 at 101.00        AAA              290,693
                  Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 -
                  AMBAC Insured (Alternative Minimum Tax)

       4,910    Massachusetts, General Obligation Bonds, Consolidated Loan,            No Opt. Call        AAA            5,494,830
                  Series 2002C, 5.500%, 11/01/15 - MBIA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (CONTINUED)

                Massachusetts, Special Obligation Dedicated Tax Revenue
                Bonds, Series 2004:

$      3,650      5.250%, 1/01/22 (Pre-refunded 1/01/14) - FGIC Insured              1/14 at 100.00        AAA        $   3,966,528
       2,000      5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured              1/14 at 100.00        AAA            2,173,440
-----------------------------------------------------------------------------------------------------------------------------------
      13,850    Total Massachusetts                                                                                      15,499,061
-----------------------------------------------------------------------------------------------------------------------------------

                MICHIGAN - 2.0% (1.2% OF TOTAL INVESTMENTS)

      10,000    Michigan Housing Development Authority, Rental Housing               4/08 at 101.00        AAA           10,215,400
                  Revenue Bonds, Series 1997A, 6.000%, 4/01/16 - AMBAC Insured
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------

                MINNESOTA - 0.2% (0.1% OF TOTAL INVESTMENTS)

         885    Minnesota Housing Finance Agency, Rental Housing Bonds,              2/08 at 100.00        AAA              886,752
                  Series 1995D, 5.950%, 2/01/18 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                MISSOURI - 0.5% (0.3% OF TOTAL INVESTMENTS)

       1,000    Jackson County Reorganized School District R-7, Lees Summit,         3/16 at 100.00        Aaa            1,070,590
                  Missouri, General Obligation Bonds, Series 2006, 5.250%,
                  3/01/25 - MBIA Insured

         495    Missouri Housing Development Commission, Multifamily Housing        12/07 at 101.00        AAA              501,212
                  Revenue Bonds, Brookstone Village Apartments, Series 1996A,
                  6.000%, 12/01/16 - FSA Insured (Alternative Minimum Tax)

         750    Missouri Western State College, Auxiliary System Revenue            10/13 at 100.00        AAA              769,650
                  Bonds, Series 2003, 5.000%, 10/01/33 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       2,245    Total Missouri                                                                                            2,341,452
-----------------------------------------------------------------------------------------------------------------------------------

                NEBRASKA - 3.7% (2.2% OF TOTAL INVESTMENTS)

                Nebraska Public Power District, General Revenue Bonds, Series
                2005A:

       1,000      5.000%, 1/01/24 - FSA Insured                                      1/15 at 100.00        AAA            1,041,780
       1,000      5.000%, 1/01/25 - FSA Insured                                      1/15 at 100.00        AAA            1,039,910

      12,520    Nebraska Public Power District, Power Supply System Revenue          2/16 at 100.00        AAA           12,835,629
                  Bonds, Series 2006A, 5.000%, 1/01/41 - FGIC Insured (UB)

       3,875    Omaha Public Power District, Nebraska, Separate Electric             2/17 at 100.00        AAA            3,992,490
                  System Revenue Bonds, Nebraska City 2, Series 2006A, 5.000%,
                  2/01/49 - AMBAC Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
      18,395    Total Nebraska                                                                                           18,909,809
-----------------------------------------------------------------------------------------------------------------------------------

                NEVADA - 3.2% (1.9% OF TOTAL INVESTMENTS)

       5,000    Clark County, Nevada, Industrial Development Revenue Bonds,          7/10 at 102.00        Aaa            5,319,000
                  Southwest Gas Corporation, Series 2000C, 5.950%, 12/01/38 -
                  AMBAC Insured (Alternative Minimum Tax)

       3,280    Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,        7/14 at 100.00        AAA            3,421,106
                  Series 2004A-2, 5.125%, 7/01/24 - FGIC Insured

                Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail
                Project, First Tier, Series 2000:

       5,000      0.000%, 1/01/27 - AMBAC Insured                                      No Opt. Call        AAA            2,006,850
       5,500      5.625%, 1/01/32 - AMBAC Insured                                    1/10 at 102.00        AAA            5,779,675
-----------------------------------------------------------------------------------------------------------------------------------
      18,780    Total Nevada                                                                                             16,526,631
-----------------------------------------------------------------------------------------------------------------------------------

                NEW JERSEY - 4.9% (2.9% OF TOTAL INVESTMENTS)

                Essex County Improvement Authority, New Jersey, Guaranteed
                Revenue Bonds, Project Consolidation, Series 2004:

       2,000      5.125%, 10/01/21 - MBIA Insured                                   10/14 at 100.00        Aaa            2,134,960
       2,250      5.125%, 10/01/22 - MBIA Insured                                   10/14 at 100.00        Aaa            2,396,655

       1,560    Mount Olive Township Board of Education, Morris County, New          1/15 at 100.00        Aaa            1,634,334
                  Jersey, General Obligation Bonds, Series 2004, 5.000%,
                  1/15/22 - MBIA Insured

                New Jersey Economic Development
                Authority, Revenue Bonds, Motor Vehicle Surcharge, Series
                2004A:

       1,475      5.000%, 7/01/22 - MBIA Insured                                     7/14 at 100.00        AAA            1,553,603
       1,475      5.000%, 7/01/23 - MBIA Insured                                     7/14 at 100.00        AAA            1,548,780


     | Nuveen Insured Premium Income Municipal Fund 2 (continued) NPX | Portfolio of INVESTMENTS

                                                                October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (CONTINUED)

                New Jersey Transportation Trust Fund Authority,
                Transportation System Bonds, Series 2006C:

$     25,000      0.000%, 12/15/35 - AMBAC Insured (UB)                                No Opt. Call        AAA        $   6,514,000
      10,000      0.000%, 12/15/36 - AMBAC Insured (UB)                                No Opt. Call        AAA            2,484,000

       3,075    New Jersey Transit Corporation, Certificates of Participation          No Opt. Call        AAA            3,411,651
                  Refunding, Series 2003, 5.500%, 10/01/15 - FSA Insured

       3,315    New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,          1/15 at 100.00        AAA            3,461,821
                  5.000%, 1/01/25 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      50,150    Total New Jersey                                                                                         25,139,804
-----------------------------------------------------------------------------------------------------------------------------------

                NEW MEXICO - 0.9% (0.5% OF TOTAL INVESTMENTS)

                New Mexico Finance Authority, Public Project Revolving Fund
                Revenue Bonds, Series 2004C:

       1,415      5.000%, 6/01/22 - AMBAC Insured                                    6/14 at 100.00        AAA            1,490,108
       1,050      5.000%, 6/01/24 - AMBAC Insured                                    6/14 at 100.00        AAA            1,092,021

       2,000    New Mexico Finance Authority, Public Project Revolving Fund          6/15 at 100.00        Aaa            2,086,760
                  Revenue Bonds, Series 2005E, 5.000%, 6/15/25 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       4,465    Total New Mexico                                                                                          4,668,889
-----------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 13.7% (8.2% OF TOTAL INVESTMENTS)

       1,120    Dormitory Authority of the State of New York, FHA-Insured            2/15 at 100.00        AAA            1,167,253
                  Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                  5.000%, 8/01/23 - FGIC Insured

                Dormitory Authority of the State of New York, Insured
                Revenue Bonds, New Island Hospital, Series 1999B:

       3,400      5.750%, 7/01/19 (Pre-refunded 7/01/09) - MBIA Insured              7/09 at 101.00        AAA            3,561,228
       5,750      6.000%, 7/01/24 (Pre-refunded 7/01/09) - MBIA Insured              7/09 at 101.00        AAA            6,045,723

       1,785    Dormitory Authority of the State of New York, Revenue Bonds,         2/15 at 100.00        AAA            1,856,132
                  Mental Health Services Facilities Improvements, Series 2005A,
                  5.000%, 2/15/24 - AMBAC Insured

       1,000    Dormitory Authority of the State of New York, State Personal         3/15 at 100.00        AAA            1,046,670
                  Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                  AMBAC Insured

         120    Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00        AAA              103,720
                  Bonds, Driver Trust 1649, 2006, 6.058%, 2/15/47 - MBIA
                  Insured (IF)

       3,705    Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00        AAA            3,537,423
                  Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

       2,700    Long Island Power Authority, New York, Electric System              11/16 at 100.00        AAA            2,520,963
                  Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - MBIA Insured
                  (UB)

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 2006A:

      10,675      5.000%, 12/01/23 - FGIC Insured                                    6/16 at 100.00        AAA           11,257,215
       5,000      5.000%, 12/01/25 - FGIC Insured                                    6/16 at 100.00        AAA            5,247,000

       1,755    Nassau County, New York, General Obligation Improvement              3/10 at 100.00        AAA            1,857,036
                  Bonds, Series 2000E, 6.000%, 3/01/16 (Pre-refunded 3/01/10) -
                  FSA Insured

       7,500    Nassau Health Care Corporation, New York, County Guaranteed          8/09 at 102.00        AAA            7,939,950
                  Revenue Bonds, Series 1999, 5.750%, 8/01/29 (Pre-refunded
                  8/01/09) - FSA Insured

       5,000    New York City, New York, General Obligation Bonds, Fiscal           11/14 at 100.00        AAA            5,295,750
                  Series 2004E, 5.000%, 11/01/21 - FSA Insured

       6,160    New York Convention Center Development Corporation, Hotel           11/15 at 100.00        AAA            6,302,727
                  Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 - AMBAC
                  Insured (UB)

       8,495    New York State Housing Finance Agency, Mortgage Revenue             11/07 at 101.00        AAA            8,590,824
                  Refunding Bonds, Housing Project, Series 1996A, 6.125%,
                  11/01/20 - FSA Insured

       3,770    New York State Thruway Authority, General Revenue Bonds,             7/15 at 100.00        AAA            3,944,363
                  Series 2005G, 5.000%, 1/01/25 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      67,935    Total New York                                                                                           70,273,977
-----------------------------------------------------------------------------------------------------------------------------------

                NORTH CAROLINA - 1.8% (1.1% OF TOTAL INVESTMENTS)

       1,250    Appalachian State University, North Carolina, Revenue Bonds,         7/15 at 100.00        Aaa            1,299,725
                  Series 2005, 5.000%, 7/15/30 - MBIA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA (CONTINUED)

                Mooresville, North Carolina, Enterprise System Revenue Bonds,
                Series 2004:

$      2,225      5.000%, 5/01/23 - FGIC Insured                                     5/14 at 100.00        AAA        $   2,320,831
       2,335      5.000%, 5/01/24 - FGIC Insured                                     5/14 at 100.00        AAA            2,432,883

       2,900    Raleigh Durham Airport Authority, North Carolina, Airport            5/15 at 100.00        Aaa            3,037,489
                  Revenue Bonds, Series 2005A, 5.000%, 5/01/21 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       8,710    Total North Carolina                                                                                      9,090,928
-----------------------------------------------------------------------------------------------------------------------------------

                NORTH DAKOTA - 3.8% (2.3% OF TOTAL INVESTMENTS)

      10,715    Fargo, North Dakota, Health System Revenue Bonds, MeritCare          6/10 at 101.00        AAA           11,228,141
                  Obligated Group, Series 2000A, 5.600%, 6/01/21 - FSA Insured

       8,000    North Dakota, Student Loan Trust Revenue Bonds, Series 2000B,       12/10 at 100.00        AAA            8,256,240
                  5.850%, 12/01/25 - AMBAC Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      18,715    Total North Dakota                                                                                       19,484,381
-----------------------------------------------------------------------------------------------------------------------------------

                OHIO - 1.9% (1.2% OF TOTAL INVESTMENTS)

       1,430    Cincinnati City School District, Hamilton County, Ohio,                No Opt. Call        AAA            1,595,608
                  General Obligation Bonds, Series 2006, 5.250%, 12/01/22 -
                  FGIC Insured

       8,100    Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series          12/16 at 100.00        Aaa            7,589,943
                  2006, 4.250%, 12/01/32 - AMBAC Insured (UB)

         700    Shaker Heights, Ohio, General Obligation Bonds, Series 2003,        12/13 at 100.00        AAA              743,701
                  5.250%, 12/01/26 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      10,230    Total Ohio                                                                                                9,929,252
-----------------------------------------------------------------------------------------------------------------------------------

                OKLAHOMA - 1.4% (0.8% OF TOTAL INVESTMENTS)

       1,500    Oklahoma Capitol Improvement Authority, State Facilities             7/15 at 100.00        AAA            1,571,370
                  Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured

                Oklahoma City Airport Trust, Oklahoma, Junior Lien Tax Exempt
                Bonds, Twenty Seventh Series 2000A:


       1,320      5.125%, 7/01/20 (Pre-refunded 7/01/10) - FSA Insured               7/10 at 100.00        AAA            1,377,354
       4,040      5.250%, 7/01/21 (Pre-refunded 7/01/10) - FSA Insured               7/10 at 100.00        AAA            4,228,264
-----------------------------------------------------------------------------------------------------------------------------------
       6,860    Total Oklahoma                                                                                            7,176,988
-----------------------------------------------------------------------------------------------------------------------------------

                OREGON - 3.6% (2.1% OF TOTAL INVESTMENTS)

       2,110    Oregon Department of Administrative Services, Certificates of        5/15 at 100.00        AAA            2,177,204
                  Participation, Series 2005A, 5.000%, 5/01/30 - FSA Insured

       1,520    Portland Housing Authority, Oregon, Multifamily Housing              7/10 at 100.00        Aaa            1,556,434
                  Revenue Bonds, Lovejoy Station Apartments, Series 2000,
                  6.000%, 7/01/33 - MBIA Insured (Alternative Minimum Tax)

                Portland, Oregon, Airport Way Urban Renewal and Redevelopment
                Bonds, Series 2000A:

       4,405      5.700%, 6/15/17 (Pre-refunded 6/15/10) - AMBAC Insured             6/10 at 101.00        Aaa            4,694,409
       3,665      5.750%, 6/15/18 (Pre-refunded 6/15/10) - AMBAC Insured             6/10 at 101.00        Aaa            3,910,335
       4,265      5.750%, 6/15/19 (Pre-refunded 6/15/10) - AMBAC Insured             6/10 at 101.00        Aaa            4,550,499
       1,375      5.750%, 6/15/20 (Pre-refunded 6/15/10) - AMBAC Insured             6/10 at 101.00        Aaa            1,467,043
-----------------------------------------------------------------------------------------------------------------------------------
      17,340    Total Oregon                                                                                             18,355,924
-----------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA - 12.4% (7.4% OF TOTAL INVESTMENTS)

      12,620    Allegheny County Hospital Development Authority,                    11/10 at 102.00        AAA           13,946,739
                  Pennsylvania, Insured Revenue Bonds, West Penn Allegheny
                  Health System, Series 2000A, 6.500%, 11/15/30 (Pre-refunded
                  11/15/10) - MBIA Insured

       2,000    Allegheny County Sanitary Authority, Pennsylvania, Sewerage         12/15 at 100.00        AAA            2,100,940
                  Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA Insured

       9,485    Berks County Municipal Authority, Pennsylvania, Hospital            11/09 at 102.00        AAA           10,130,549
                  Revenue Bonds, Reading Hospital and Medical Center, Series
                  1999, 6.000%, 11/01/19 (Pre-refunded 11/01/09) - FSA Insured

         725    Central Dauphin School District, Dauphin County,                     2/16 at 100.00        AAA              876,627
                  Pennsylvania, General Obligation Bonds, Series 2006, 6.750%,
                  2/01/24 (Pre-refunded 2/01/16) - MBIA Insured


     | Nuveen Insured Premium Income Municipal Fund 2 (continued) NPX | Portfolio of INVESTMENTS

                                                                October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (CONTINUED)

$      4,235    Delaware County Authority, Pennsylvania, Revenue Bonds,              8/16 at 100.00        AAA        $   4,456,914
                  Villanova University, Series 2006, 5.000%, 8/01/24 - AMBAC
                  Insured

       5,780    Pennsylvania Higher Educational Facilities Authority, Revenue        5/15 at 100.00        AAA            6,008,888
                  Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 -
                  MBIA Insured

       4,585    Pennsylvania Public School Building Authority, Lease Revenue        12/16 at 100.00        AAA            4,481,425
                  Bonds, School District of Philadelphia, Series 2006B, 4.500%,
                  6/01/32 - FSA Insured (UB)

       1,050    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            6/16 at 100.00        AAA            1,100,337
                Series 2006A, 5.000%, 12/01/26 - AMBAC Insured

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds,
                General Ordinance, Fifth Series 2004A-1:

       5,235      5.000%, 9/01/24 - FSA Insured                                      9/14 at 100.00        AAA            5,426,130
       3,000      5.000%, 9/01/25 - FSA Insured                                      9/14 at 100.00        AAA            3,104,160

       2,360    Philadelphia, Pennsylvania, Water and Wastewater Revenue             2/08 at 102.00        AAA            2,383,836
                  Bonds, Series 1997A, 5.125%, 8/01/27 - AMBAC Insured (ETM)

       3,785    Reading School District, Berks County, Pennsylvania, General         1/16 at 100.00        AAA            3,964,977
                  Obligation Bonds, Series 2005, 5.000%, 1/15/25 - FSA Insured

       1,705    Solebury Township, Pennsylvania, General Obligation Bonds,           6/15 at 100.00        Aaa            1,781,231
                  Series 2005, 5.000%, 12/15/25 - AMBAC Insured

       3,650    State Public School Building Authority, Pennsylvania, Lease          6/13 at 100.00        AAA            3,912,946
                  Revenue Bonds, Philadelphia School District, Series 2003,
                  5.000%, 6/01/29 (Pre-refunded 6/01/13) - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      60,215    Total Pennsylvania                                                                                       63,675,699
-----------------------------------------------------------------------------------------------------------------------------------

                PUERTO RICO - 0.5% (0.3% OF TOTAL INVESTMENTS)

       2,500    Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/15 at 100.00        AAA            2,647,450
                  Series 2005RR, 5.000%, 7/01/22 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                SOUTH CAROLINA - 0.4% (0.2% OF TOTAL INVESTMENTS)

       1,955    Greenville County School District, South Carolina,                  12/16 at 100.00        AAA            2,023,464
                  Installment Purchase Revenue Bonds, Series 2006, 5.000%,
                  12/01/28 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                TEXAS - 16.6% (9.9% OF TOTAL INVESTMENTS)

                Brazos River Authority, Texas, Revenue Refunding Bonds,
                Houston Industries Inc., Series 1998C:

      10,000      5.125%, 5/01/19 - AMBAC Insured                                    5/08 at 102.00        AAA           10,256,000
       9,000      5.125%, 11/01/20 - AMBAC Insured Corpus Christi, Texas,           11/08 at 102.00        AAA            9,279,810

                Utility System Revenue Bonds, Series 2004:

       3,475      5.000%, 7/15/22 - FSA Insured                                      7/14 at 100.00        AAA            3,620,325
       3,645      5.000%, 7/15/23 - FSA Insured                                      7/14 at 100.00        AAA            3,788,795

       3,335    Dallas, Texas, Waterworks and Sewer System Revenue Bonds,           10/17 at 100.00        AAA            2,924,095
                  Series 2007, Municipal Securities Trust Certificates Series
                  7053, 5.789%, 10/01/32 - AMBAC Insured (IF)

      12,500    Dallas-Ft. Worth International Airport, Texas, Joint Revenue        11/09 at 100.00        AAA           12,797,750
                  Refunding and Improvement Bonds, Series 2001A, 5.500%,
                  11/01/35 - FGIC Insured (Alternative Minimum Tax)

       5,000    Harris County Hospital District, Texas, Revenue Bonds, Series        2/17 at 100.00        AAA            5,191,350
                  2007A, 5.250%, 2/15/42 - MBIA Insured

       4,485    Lower Colorado River Authority, Texas, Contract Revenue              5/12 at 100.00        AAA            4,691,175
                  Refunding Bonds, Transmission Services Corporation, Series
                  2003B, 5.000%, 5/15/21 - FSA Insured

      10,000    Lower Colorado River Authority, Texas, Contract Revenue              5/13 at 100.00        AAA           10,228,300
                  Refunding Bonds, Transmission Services Corporation, Series
                  2003C, 5.000%, 5/15/33 - AMBAC Insured

       4,151    Panhandle Regional Housing Finance Corporation, Texas, GNMA          7/12 at 105.00        Aaa            4,457,427
                  Collateralized Multifamily Housing Mortgage Revenue Bonds,
                  Renaissance of Amarillo Apartments, Series 2001A, 6.650%,
                  7/20/42



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TEXAS (CONTINUED)

                Tarrant County Health Facilities Development Corporation,
                Texas, Hospital Revenue Bonds, Cook Children's Healthcare
                System, Series 2000A:

$      6,725      5.750%, 12/01/17 (Pre-refunded 12/01/10) - FSA Insured            12/10 at 101.00        AAA        $   7,233,007
       1,170      5.750%, 12/01/24 (Pre-refunded 12/01/10) - FSA Insured            12/10 at 101.00        Aaa            1,258,382
       6,330      5.750%, 12/01/24 (Pre-refunded 12/01/10) - FSA Insured            12/10 at 101.00        AAA            6,808,168

       2,300    Texas State University System, Financing Revenue Refunding           3/12 at 100.00        AAA            2,400,234
                  Bonds, Series 2002, 5.000%, 3/15/18 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      82,116    Total Texas                                                                                              84,934,818
-----------------------------------------------------------------------------------------------------------------------------------

                UTAH - 2.2% (1.3% OF TOTAL INVESTMENTS)

       8,600    Intermountain Power Agency, Utah, Power Supply Revenue               7/13 at 100.00        AAA            9,056,230
                  Refunding Bonds, Series 2003A, 5.000%, 7/01/18 - FSA Insured

       2,385    Mountain Regional Water Special Service District, Utah, Water       12/13 at 100.00        AAA            2,449,371
                  Revenue Bonds, Series 2003, 5.000%, 12/15/33 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      10,985    Total Utah                                                                                               11,505,601
-----------------------------------------------------------------------------------------------------------------------------------

                VERMONT - 0.3% (0.2% OF TOTAL INVESTMENTS)

       1,320    Vermont Educational and Health Buildings Financing Agency,          12/10 at 101.00        AAA            1,411,463
                  Revenue Bonds, Fletcher Allen Health Care Inc., Series 2000A,
                  6.000%, 12/01/23 - AMBAC Insured

                VIRGINIA - 3.0% (1.8% OF TOTAL INVESTMENTS)
                  Greater Richmond Convention Center Authority, Virginia, Hotel
                  Tax Revenue Bonds, Series 2005:

       5,880      5.000%, 6/15/20 - MBIA Insured                                     6/15 at 100.00        AAA            6,201,518
       5,000      5.000%, 6/15/22 - MBIA Insured Loudoun County Industrial           6/15 at 100.00        AAA            5,243,400

                Development Authority, Virginia, Lease Revenue Bonds, Public
                Safety Facilities, Series 2003A:

       1,150      5.250%, 12/15/22 - FSA Insured                                     6/14 at 100.00        AAA            1,235,618
         500      5.250%, 12/15/23 - FSA Insured                                     6/14 at 100.00        AAA              537,225

       2,250    Virginia Housing Development Authority, Multifamily Housing          1/08 at 102.00        AAA            2,298,623
                  Bonds, Series 1997B, 6.050%, 5/01/17 - MBIA Insured
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      14,780    Total Virginia                                                                                           15,516,384
-----------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 7.0% (4.2% OF TOTAL INVESTMENTS)

      10,000    Chelan County Public Utility District 1, Washington, Hydro           7/11 at 101.00        AAA           10,534,800
                  Consolidated System Revenue Bonds, Series 2001B, 5.600%,
                  1/01/36 - MBIA Insured (Alternative Minimum Tax)

       1,370    Clark County School District 101, La Center, Washington,            12/12 at 100.00        Aaa            1,431,773
                  General Obligation Bonds, Series 2002, 5.000%, 12/01/22 - FSA
                  Insured

       5,230    Douglas County Public Utility District 1, Washington, Revenue        9/09 at 102.00        AAA            5,521,050
                  Bonds, Wells Hydroelectric, Series 1999A, 6.125%, 9/01/29 -
                  MBIA Insured (Alternative Minimum Tax)

       1,545    Tacoma, Washington, General Obligation Bonds, Series 2004,          12/14 at 100.00        AAA            1,628,229
                  5.000%, 12/01/19 - MBIA Insured

       3,950    Washington State Healthcare Facilities Authority, Revenue           11/08 at 101.00        Aaa            4,033,424
                  Bonds, Swedish Health Services, Series 1998, 5.125%, 11/15/22
                  - AMBAC Insured

       6,200    Washington State, General Obligation Purpose Bonds, Series           7/12 at 100.00        AAA            6,497,538
                  2003A, 5.000%, 7/01/20 - FGIC Insured

      10,855    Washington, General Obligation Bonds, Series 2000S-5, 0.000%,          No Opt. Call        AAA            6,369,499
                  1/01/20 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      39,150    Total Washington                                                                                         36,016,313
-----------------------------------------------------------------------------------------------------------------------------------

                WEST VIRGINIA - 1.6% (1.0% OF TOTAL INVESTMENTS)

       8,000    Pleasants County, West Virginia, Pollution Control Revenue          11/07 at 100.00        AAA            8,252,962
                  Bonds, Monongahela Power Company Pleasants Station Project,
                  Series 1995C, 6.150%, 5/01/15 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------


     | Nuveen Insured Premium Income Municipal Fund 2 (continued) NPX | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 6.3% (3.7% OF TOTAL INVESTMENTS)

$      7,000    La Crosse, Wisconsin, Resource Recovery Revenue Refunding              No Opt. Call        AAA        $   8,101,732
                  Bonds, Northern States Power Company Project, Series 1996,
                  6.000%, 11/01/21 - MBIA Insured (Alternative Minimum Tax)

      12,750    Milwaukee County, Wisconsin, Airport Revenue Bonds, Series          12/10 at 100.00        Aaa           13,306,028
                  2000A, 5.750%, 12/01/25 - FGIC Insured (Alternative Minimum
                  Tax)

       6,250    Wisconsin Health and Educational Facilities Authority,               2/08 at 101.00        AAA            6,322,940
                  Revenue Bonds, Sinai Samaritan Medical Center Inc., Series
                  1996, 5.750%, 8/15/16 - MBIA Insured

       4,225    Wisconsin State, General Obligation Bonds, Series 2006A,             5/16 at 100.00        AAA            4,330,416
                  4.750%, 5/01/25 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      30,225    Total Wisconsin                                                                                          32,061,116
-----------------------------------------------------------------------------------------------------------------------------------
$    926,351    Total Long-Term Investments (cost $838,774,987) - 167.8%                                                860,946,339
-----------------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.2% (0.1% OF TOTAL INVESTMENTS)

         250    Idaho Health Facilities Authority, Revenue Bonds, St. Luke's                             VMIG-1             250,000
                  Regional Medical Center, Variable Rate Demand Obligations,
                  Series 2005, 3.600%, 7/01/35 - FSA Insured (4)

         850    Puerto Rico Government Development Bank, Adjustable Refunding                            VMIG-1             850,000
                  Bonds, Variable Rate Demand Obligations, Series 1985, 3.200%,
                  12/01/15 - MBIA Insured (4)
-----------------------------------------------------------------------------------------------------------------------------------
$      1,100    Total Short-Term Investments (cost $1,100,000)                                                            1,100,000
-----------------------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $839,874,987) - 168.0%                                                          862,046,339
                -------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (17.9)%                                                                     (92,040,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                     11,914,470
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.4)%                                                      (268,900,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 513,020,809
                ===================================================================================================================


FORWARD SWAP OUTSTANDING AT OCTOBER 31, 2007:


                                      FUND                                      FIXED RATE                              UNREALIZED
                   NOTIONAL    PAY/RECEIVE      FLOATING RATE   FIXED RATE         PAYMENT  EFFECTIVE   TERMINATION    APPRECIATION
COUNTERPARTY         AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)      FREQUENCY    DATE (5)         DATE   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Citigroup Inc.  $10,000,000        Receive  3-Month USD-LIBOR        5.235%  Semi-Annually   12/12/07      12/12/36        $165,919
====================================================================================================================================


USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

      All of the bonds in the Portfolio of Investments, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax- exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     |  Nuveen Insured Dividend Advantage Municipal Fund
NVG  |  Portfolio of INVESTMENTS

                                                                October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.3% (2.8% OF TOTAL INVESTMENTS)

$      5,310    Athens, Alabama, Water and Sewerage Revenue Warrants,                5/12 at 101.00        AAA        $   5,607,838
                  Series 2002, 5.300%, 5/01/32 - MBIA Insured

       3,045    Hoover, Alabama, General Obligation Bonds, Series 2003,              3/12 at 101.00        AAA            3,197,372
                  5.000%, 3/01/20 - MBIA Insured

      10,000    Jefferson County, Alabama, Sewer Revenue Capital                     2/09 at 101.00        AAA           10,331,900
                  Improvement Warrants, Series 1999A, 5.375%, 2/01/36
                  (Pre-refunded 2/01/09) - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      18,355    Total Alabama                                                                                            19,137,110
-----------------------------------------------------------------------------------------------------------------------------------

                ALASKA - 3.6% (2.3% OF TOTAL INVESTMENTS)

      15,000    Alaska, International Airport System Revenue Bonds, Series          10/12 at 100.00        AAA           16,158,300
                  2002B, 5.250%, 10/01/27 (Pre-refunded 10/01/12) - AMBAC
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------

                ARIZONA - 2.3% (1.5% OF TOTAL INVESTMENTS)

       5,000    Phoenix, Arizona, Civic Improvement Corporation, Senior              7/12 at 100.00        Aaa            5,101,100
                  Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 -
                  FGIC Insured (Alternative Minimum Tax)

       6,000    Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic               No Opt. Call        AAA            5,075,640
                  Plaza, Series 2005B, 0.000%, 7/01/37 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      11,000    Total Arizona                                                                                            10,176,740
-----------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA - 14.6% (9.4% OF TOTAL INVESTMENTS)

       2,000    Alameda Corridor Transportation Authority, California,                 No Opt. Call        AAA            1,141,380
                  Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
                  10/01/20 - AMBAC Insured

                California Educational Facilities
                Authority, Revenue Bonds, Occidental College, Series 2005A:

       1,485      5.000%, 10/01/26 - MBIA Insured                                   10/15 at 100.00        Aaa            1,555,597
       1,565      5.000%, 10/01/27 - MBIA Insured                                   10/15 at 100.00        Aaa            1,636,192

       6,000    California Infrastructure Economic Development Bank, First           1/28 at 100.00        AAA            6,540,960
                  Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
                  Series 2003A, 5.000%, 7/01/33 (Pre-refunded 1/01/28) -
                  AMBAC Insured (UB)

                California, General Obligation Bonds, Series 2000:
         375      5.250%, 9/01/17 (Pre-refunded 9/01/10) - MBIA Insured              9/10 at 100.00        AAA              393,964
         190      5.250%, 9/01/17 (Pre-refunded 9/01/10) - MBIA Insured              9/10 at 100.00        AAA              199,608

      10,000    California, General Obligation Refunding Bonds, Series               2/12 at 100.00        AAA           10,390,600
                  2002, 5.000%, 2/01/23 - MBIA Insured

       8,890    California, General Obligation Veterans Welfare Bonds,              12/08 at 101.00        AA-            9,111,272
                  Series 1997BH, 5.400%, 12/01/14 (Alternative Minimum Tax)

       3,000    California, General Obligation Veterans Welfare Bonds,              12/07 at 101.00        AAA            3,010,710
                  Series 2001BZ, 5.375%, 12/01/24 - MBIA Insured (Alternative
                  Minimum Tax)

       2,425    Fullerton Public Financing Authority, California, Tax                9/15 at 100.00        AAA            2,509,827
                  Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 -
                  AMBAC Insured

                Golden State Tobacco Securitization
                Corporation, California, Enhanced Tobacco Settlement
                Asset-Backed Bonds, Series 2007A-1:

       1,000      5.750%, 6/01/47                                                    6/17 at 100.00        BBB              960,100
         365      5.125%, 6/01/47                                                    6/17 at 100.00        BBB              321,083

       1,990    Kern Community College District, California, General                   No Opt. Call        AAA              868,297
                  Obligation Bonds, Series 2006, 0.000%, 11/01/25 - FSA
                  Insured


     | Nuveen Insured Dividend Advantage Municipal Fund (continued) NVG | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (CONTINUED)

$        625    Los Angeles Department of Water and Power, California,               7/16 at 100.00        AAA        $     647,863
                  Waterworks Revenue Bonds, Series 2006A-1, 5.000%, 7/01/36 -
                  AMBAC Insured

       7,935    Los Angeles, California, Certificates of Participation,              4/12 at 100.00        AAA            8,179,636
                  Series 2002, 5.300%, 4/01/32 - AMBAC Insured

       7,500    Northern California Power Agency, Revenue Refunding Bonds,           7/08 at 101.00        AAA            7,634,550
                  Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 -
                  MBIA Insured

       2,320    Sacramento Municipal Utility District, California, Electric          8/11 at 100.00        AAA            2,443,818
                  Revenue Bonds, Series 2001P, 5.250%, 8/15/18 - FSA Insured

       6,720    San Jose Redevelopment Agency, California, Tax Allocation            8/17 at 100.00        AAA            6,235,085
                  Bonds, Merged Area Redevelopment Project, Series 2006C,
                  4.250%, 8/01/30 - MBIA Insured (UB)

       1,690    Ventura County Community College District, California,               8/15 at 100.00        AAA            1,762,062
                  General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 -
                  MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      66,075    Total California                                                                                         65,542,604
-----------------------------------------------------------------------------------------------------------------------------------

                COLORADO - 5.8% (3.8% OF TOTAL INVESTMENTS)

      17,300    Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds,          8/15 at 100.00        AAA           17,980,063
                  Platte Valley Medical Center, Series 2005, 5.000%, 8/01/24
                  - MBIA Insured

         750    Arkansas River Power Authority, Colorado, Power Revenue             10/16 at 100.00        AAA              790,628
                  Bonds, Series 2006, 5.250%, 10/01/32 - XLCA Insured

      17,000    E-470 Public Highway Authority, Colorado, Senior Revenue               No Opt. Call        AAA            7,424,240
                  Bonds, Series 2000B, 0.000%, 9/01/25 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      35,050    Total Colorado                                                                                           26,194,931
-----------------------------------------------------------------------------------------------------------------------------------

                DISTRICT OF COLUMBIA - 1.6% (1.1% OF TOTAL INVESTMENTS)

       6,805    District of Columbia, Revenue Bonds, Georgetown University,          4/17 at 100.00        AAA            6,501,157
                  Series 2007A, 4.500%, 4/01/42 - AMBAC Insured

         935    Washington Convention Center Authority, District of                 10/16 at 100.00        AAA              862,472
                  Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
                  2007, Residuals 1606, 6.094%, 10/01/30 - AMBAC Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
       7,740    Total District of Columbia                                                                                7,363,629
-----------------------------------------------------------------------------------------------------------------------------------

                FLORIDA - 11.7% (7.6% OF TOTAL INVESTMENTS)

                Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
       2,305      5.250%, 12/01/17 - MBIA Insured                                   12/13 at 100.00        AAA            2,479,742
       1,480      5.250%, 12/01/18 - MBIA Insured                                   12/13 at 100.00        AAA            1,584,325

      11,600    Greater Orlando Aviation Authority, Florida, Airport                10/12 at 100.00        AAA           12,004,028
                  Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 -
                  FSA Insured (Alternative Minimum Tax)

       8,155    Lee County, Florida, Solid Waste System Revenue Refunding           10/11 at 100.00        Aaa            8,639,815
                  Bonds, Series 2001, 5.625%, 10/01/13 - MBIA Insured
                  (Alternative Minimum Tax)


                Miami-Dade County, Florida, Aviation Revenue Bonds,
                Miami International Airport, Series 2002:

       7,165      5.625%, 10/01/15 - FGIC Insured (Alternative Minimum Tax)         10/12 at 100.00        AAA            7,732,826
       5,600      5.750%, 10/01/16 - FGIC Insured (Alternative Minimum Tax)         10/12 at 100.00        AAA            6,019,048
      10,000      5.125%, 10/01/21 - FGIC Insured (Alternative Minimum Tax)         10/12 at 100.00        AAA           10,263,700
       2,000      5.250%, 10/01/22 - FGIC Insured (Alternative Minimum Tax)         10/12 at 100.00        AAA            2,059,200

       1,000    South Miami Health Facilities Authority, Florida, Hospital           8/17 at 100.00        AA-              994,210
                  Revenue, Baptist Health System Obligation Group, Series
                  2007, 5.000%, 8/15/42

       1,000    Tallahassee, Florida, Energy System Revenue Bonds, Series           10/15 at 100.00        AAA            1,033,960
                  2005, 5.000%, 10/01/28 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      50,305    Total Florida                                                                                            52,810,854
-----------------------------------------------------------------------------------------------------------------------------------

                GEORGIA - 2.2% (1.4% OF TOTAL INVESTMENTS)

       6,925    Atlanta and Fulton County Recreation Authority, Georgia,            12/15 at 100.00        AAA            7,202,416
                  Guaranteed Revenue Bonds, Park Improvement, Series 2005A,
                  5.000%, 12/01/30 - MBIA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                GEORGIA (CONTINUED)

$      1,000    Atlanta, Georgia, Water and Wastewater Revenue Bonds,               11/14 at 100.00        AAA        $   1,044,080
                  Series 2004, 5.000%, 11/01/22 - FSA Insured

       1,695    Georgia Housing and Finance Authority, Single Family                12/11 at 100.00        AAA            1,718,069
                  Mortgage Bonds, Series 2002B-2, 5.500%, 6/01/32
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       9,620    Total Georgia                                                                                             9,964,565
-----------------------------------------------------------------------------------------------------------------------------------

                IDAHO - 1.0% (0.6% OF TOTAL INVESTMENTS)

                Idaho Housing and Finance Association, Grant and Revenue
                Anticipation Bonds, Federal Highway Trust Funds, Series
                2006:

       3,000      5.000%, 7/15/23 - MBIA Insured                                     7/16 at 100.00        Aaa            3,161,010
       1,130      5.000%, 7/15/24 - MBIA Insured                                     7/16 at 100.00        Aaa            1,188,963
-----------------------------------------------------------------------------------------------------------------------------------
       4,130    Total Idaho                                                                                               4,349,973
-----------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS - 13.1% (8.5% OF TOTAL INVESTMENTS)

      10,000    Bolingbrook, Illinois, General Obligation Bonds, Series              1/12 at 100.00        AAA           10,710,600
                  2002A, 5.375%, 1/01/38 (Pre-refunded 1/01/12) - FGIC Insured

       1,305    Chicago, Illinois, General Obligation Bonds, Series 2001A,           1/11 at 101.00        AAA            1,373,317
                5.500%, 1/01/38 - MBIA Insured

                Chicago, Illinois, General Obligation Bonds, Series 2001A:

          50      5.500%, 1/01/38 (Pre-refunded 1/01/11) - MBIA Insured              1/11 at 101.00        AAA               53,426
       3,645      5.500%, 1/01/38 (Pre-refunded 1/01/11) - MBIA Insured              1/11 at 101.00        AAA            3,894,755

                Chicago, Illinois, Second Lien Passenger Facility Charge
                Revenue Bonds, O'Hare International Airport, Series 2001C:

       4,250      5.500%, 1/01/16 - AMBAC Insured (Alternative Minimum Tax)          1/11 at 101.00        AAA            4,464,073
       4,485      5.500%, 1/01/17 - AMBAC Insured (Alternative Minimum Tax)          1/11 at 101.00        AAA            4,697,275
       4,730      5.500%, 1/01/18 - AMBAC Insured (Alternative Minimum Tax)          1/11 at 101.00        AAA            4,946,729
       2,930      5.500%, 1/01/19 - AMBAC Insured (Alternative Minimum Tax)          1/11 at 101.00        AAA            3,060,678

       3,600    Chicago, Illinois, Third Lien General Airport Revenue                1/16 at 100.00        AAA            3,826,836
                  Bonds, O'Hare International Airport, Series 2005A, 5.250%,
                  1/01/24 - MBIA Insured

       3,000    Chicago, Illinois, Third Lien General Airport Revenue                1/12 at 100.00        AAA            3,179,970
                  Refunding Bonds, O'Hare International Airport, Series
                  2002A, 5.750%, 1/01/17 - MBIA Insured (Alternative Minimum
                  Tax)

       4,000    Cicero, Cook County, Illinois, General Obligation Corporate         12/12 at 101.00        AAA            4,198,120
                  Purpose Bonds, Series 2002, 5.000%, 12/01/21 - MBIA Insured

         730    DuPage County Community School District 200, Wheaton,               10/13 at 100.00        Aaa              778,224
                  Illinois, General Obligation Bonds, Series 2003C, 5.250%,
                  10/01/22 - FSA Insured

         770    DuPage County Community School District 200, Wheaton,               10/13 at 100.00        Aaa              838,638
                  Illinois, General Obligation Bonds, Series 2003C, 5.250%,
                  10/01/22 (Pre-refunded 10/01/13) - FSA Insured

       3,500    Illinois Municipal Electric Agency, Power Supply System              2/17 at 100.00        AAA            3,613,575
                  Revenue Bonds, Series 2007A, 5.000%, 2/01/35 - FGIC Insured

       4,000    Illinois Toll Highway Authority, State Toll Highway                  7/16 at 100.00        AAA            4,187,280
                  Authority Revenue Bonds, Series 2006, 5.000%, 1/01/26 - FSA
                  Insured

       5,000    Illinois, General Obligation Bonds, Illinois FIRST Program,          4/12 at 100.00        AAA            5,265,050
                  Series 2002, 5.250%, 4/01/23 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      55,995    Total Illinois                                                                                           59,088,546
-----------------------------------------------------------------------------------------------------------------------------------

                INDIANA - 16.5% (10.7% OF TOTAL INVESTMENTS)

       3,380    Evansville, Indiana, Sewerage Works Revenue Refunding                7/13 at 100.00        AAA            3,552,312
                  Bonds, Series 2003A, 5.000%, 7/01/20 - AMBAC Insured

                Indiana Bond Bank, Special Program Bonds, Hendricks County
                Redevelopment District, Series 2002D:
       2,500      5.375%, 4/01/23 (Pre-refunded 4/01/12) - AMBAC Insured             4/12 at 100.00        AAA            2,685,450
       7,075      5.250%, 4/01/26 (Pre-refunded 4/01/12) - AMBAC Insured             4/12 at 100.00        AAA            7,563,953
       7,000      5.250%, 4/01/30 (Pre-refunded 4/01/12) - AMBAC Insured             4/12 at 100.00        AAA            7,483,770


     | Nuveen Insured Dividend Advantage Municipal Fund (continued) NVG | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                INDIANA (CONTINUED)

$     10,000    Indiana Health Facility Financing Authority, Hospital                7/12 at 100.00      AAA       $   10,280,100
                  Revenue Bonds, Marion General Hospital, Series 2002,
                  5.250%, 7/01/32 - AMBAC Insured

       3,200    Indiana Municipal Power Agency, Power Supply Revenue Bonds,          1/17 at 100.00      AAA            3,279,008
                  Series 2007A, 5.000%, 1/01/42 - MBIA Insured

      25,000    Indianapolis Local Public Improvement Bond Bank, Indiana,            7/12 at 100.00      AAA           26,839,497
                  Waterworks Project, Series 2002A, 5.250%, 7/01/33
                  (Pre-refunded 7/01/12) - MBIA Insured

                Northern Wells Community School Building Corporation,
                Wells County, Indiana, First Mortgage Bonds, Series 2001:

         420      5.250%, 1/15/19 (Pre-refunded 7/15/12) - FGIC Insured              7/12 at 100.00      AAA              451,139
         430      5.250%, 7/15/19 (Pre-refunded 7/15/12) - FGIC Insured              7/12 at 100.00      AAA              461,880
       1,675      5.400%, 7/15/23 (Pre-refunded 7/15/12) - FGIC Insured              7/12 at 100.00      AAA            1,809,988

       6,960    Valparaiso Middle School Building Corporation, Indiana,              1/13 at 100.00      AAA            7,230,326
                  First Mortgage Refunding Bonds, Series 2002, 5.000%,
                  7/15/24 - MBIA Insured

       2,490    Whitley County Middle School Building Corporation, Columbia          7/13 at 100.00      AAA            2,617,712
                  City, Indiana, First Mortgage Bonds, Series 2003, 5.000%,
                  1/15/18 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      70,130    Total Indiana                                                                                          74,255,135
-----------------------------------------------------------------------------------------------------------------------------------

                LOUISIANA - 3.7% (2.4% OF TOTAL INVESTMENTS)

       3,280    Louisiana Public Facilities Authority, Revenue Bonds,                7/17 at 100.00      AAA            3,071,900
                  Archdiocese of New Orleans, Series 2007, Drivers 1755,
                  6.246%, 7/01/37 - CIFG Insured (IF)

       1,500    Louisiana Public Facilities Authority, Revenue Bonds, Baton          7/14 at 100.00      AAA            1,571,565
                  Rouge General Hospital, Series 2004, 5.250%, 7/01/24 - MBIA
                  Insured

                Louisiana State, Gasoline and Fuels Tax
                Revenue Bonds, Series 2006:
         770    4.750%, 5/01/39 - FSA Insured (UB)                                   5/16 at 100.00      AAA              771,340
       8,270    4.500%, 5/01/41 - FGIC Insured (UB)                                  5/16 at 100.00      AAA            7,945,155

           3    Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,            5/16 at 100.00      AAA                2,940
                  Residuals 660-3, 5.939%, 5/01/41 - FGIC Insured (IF)

       3,085    New Orleans, Louisiana, General Obligation Refunding Bonds,          9/12 at 100.00      AAA            3,205,346
                  Series 2002, 5.125%, 9/01/21 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      16,908    Total Louisiana                                                                                        16,568,246
-----------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 1.2% (0.7% OF TOTAL INVESTMENTS)

       2,630    Massachusetts College Building Authority, Project Revenue            5/16 at 100.00      AAA            2,734,280
                  Bonds, Series 2006A, 5.000%, 5/01/31 - AMBAC Insured

       1,550    Massachusetts Water Resources Authority, General Revenue             8/17 at 100.00      AAA            1,673,210
                  Bonds, Series 2005A, 5.250%, 8/01/26 - MBIA Insured

         925    Massachusetts Water Resources Authority, General Revenue             2/17 at 100.00      AAA              790,690
                  Bonds, Series 2007, Residual Trust 7039, 6.272%, 8/01/46 -
                  FSA Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
       5,105    Total Massachusetts                                                                                     5,198,180
-----------------------------------------------------------------------------------------------------------------------------------

                MICHIGAN - 0.3% (0.2% OF TOTAL INVESTMENTS)

       1,500    Michigan State Hospital Finance Authority, Revenue Bonds,           12/16 at 100.00      Aa2            1,520,160
                  Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31
-----------------------------------------------------------------------------------------------------------------------------------

                MISSOURI - 2.4% (1.6% OF TOTAL INVESTMENTS)

       1,600    St. Louis County Pattonville School District R3, Missouri,           3/14 at 100.00      AAA            1,713,600
                  General Obligation Bonds, Series 2004, 5.250%, 3/01/19 -
                  FSA Insured

       8,735    St. Louis, Missouri, Airport Revenue Bonds, Airport                  7/11 at 100.00      AAA            9,257,877
                  Development Program, Series 2001A, 5.250%, 7/01/31
                  (Pre-refunded 7/01/11) - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      10,335    Total Missouri                                                                                         10,971,477
-----------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.9% (1.3% OF TOTAL INVESTMENTS)

$      6,360    Lincoln, Nebraska, Electric System Revenue Bonds, Series             9/15 at 100.00        AA         $   6,557,033
                  2005, 5.000%, 9/01/32 Municipal Energy Agency of Nebraska,
                  Power Supply System Revenue Bonds, Series 2003A:

       1,000      5.250%, 4/01/20 - FSA Insured                                      4/13 at 100.00        AAA            1,065,560
       1,000      5.250%, 4/01/21 - FSA Insured                                      4/13 at 100.00        AAA            1,062,300
-----------------------------------------------------------------------------------------------------------------------------------
       8,360    Total Nebraska                                                                                            8,684,893
-----------------------------------------------------------------------------------------------------------------------------------

                NEVADA - 2.1% (1.3% OF TOTAL INVESTMENTS)

       8,750    Truckee Meadows Water Authority, Nevada, Water Revenue               7/11 at 100.00        AAA            9,273,775
                  Bonds, Series 2001A, 5.250%, 7/01/34 (Pre-refunded 7/01/11)
                  - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                NEW JERSEY - 0.5% (0.4% OF TOTAL INVESTMENTS)

       2,150    New Jersey Transportation Trust Fund Authority,                        No Opt. Call        AA-            2,370,139
                Transportation System Bonds, Series 2006A, 5.250%, 12/15/20
-----------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 4.9% (3.2% OF TOTAL INVESTMENTS)

       1,120    Dormitory Authority of the State of New York, FHA-Insured            2/15 at 100.00        AAA            1,167,253
                  Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                  5.000%, 8/01/23 - FGIC Insured

       3,660    Dormitory Authority of the State of New York, Revenue                2/15 at 100.00        AAA            3,815,147
                  Bonds, Mental Health Services Facilities Improvements,
                  Series 2005B, 5.000%, 2/15/23 - AMBAC Insured

       3,130    Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00        AAA            2,988,430
                  Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

       2,400    Long Island Power Authority, New York, Electric System              11/16 at 100.00        AAA            2,240,856
                  Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - MBIA Insured (UB)

       1,500    Metropolitan Transportation Authority, New York,                    11/15 at 100.00        AAA            1,559,835
                  Transportation Revenue Bonds, Series 2005B, 5.000%,
                  11/15/30 - AMBAC Insured

      10,000    Metropolitan Transportation Authority, New York,                    11/12 at 100.00        AAA           10,266,100
                  Transportation Revenue Refunding Bonds, Series 2002A,
                  5.000%, 11/15/30 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      21,810    Total New York                                                                                           22,037,621
-----------------------------------------------------------------------------------------------------------------------------------

                NORTH CAROLINA - 0.5% (0.3% OF TOTAL INVESTMENTS)

       2,125    North Carolina Medical Care Commission, FHA-Insured                 10/13 at 100.00        AAA            2,272,900
                  Mortgage Revenue Bonds, Betsy Johnson Regional Hospital
                  Project, Series 2003, 5.375%, 10/01/24 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                OHIO - 0.7% (0.4% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio,
                Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:

          70      5.125%, 6/01/24                                                    6/17 at 100.00        BBB               67,571
         710      5.875%, 6/01/30                                                    6/17 at 100.00        BBB              701,217
         685      5.750%, 6/01/34                                                    6/17 at 100.00        BBB              661,025
       1,570      5.875%, 6/01/47                                                    6/17 at 100.00        BBB            1,524,203
-----------------------------------------------------------------------------------------------------------------------------------
       3,035    Total Ohio                                                                                                2,954,016
-----------------------------------------------------------------------------------------------------------------------------------

                OKLAHOMA - 0.4% (0.3% OF TOTAL INVESTMENTS)

       2,000    Oklahoma Development Finance Authority, Revenue Bonds,               2/17 at 100.00        AA-            2,010,920
                Saint John Health System, Series 2007, 5.000%, 2/15/37
-----------------------------------------------------------------------------------------------------------------------------------

                OREGON - 1.5% (1.0% OF TOTAL INVESTMENTS)

                Oregon, General Obligation Veterans Welfare Bonds, Series 82:
       4,530      5.375%, 12/01/31                                                  12/11 at 100.00        AA             4,628,709
       2,115      5.500%, 12/01/42                                                  12/11 at 100.00        AA             2,160,176
-----------------------------------------------------------------------------------------------------------------------------------
       6,645    Total Oregon                                                                                              6,788,885
-----------------------------------------------------------------------------------------------------------------------------------


     | Nuveen Insured Dividend Advantage Municipal Fund (continued) NVG | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.4% (2.2% OF TOTAL INVESTMENTS)

$      4,500    Allegheny County, Pennsylvania, Airport Revenue Refunding              No Opt. Call        AAA        $   4,883,715
                  Bonds, Pittsburgh International Airport, Series 1997A,
                  5.750%, 1/01/13 - MBIA Insured (Alternative Minimum Tax)

       4,130    Pennsylvania Public School Building Authority, Lease                12/16 at 100.00        AAA            4,036,704
                  Revenue Bonds, School District of Philadelphia, Series
                  2006B, 4.500%, 6/01/32 - FSA Insured (UB)

       1,050    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            6/16 at 100.00        AAA            1,100,337
                  Series 2006A, 5.000%, 12/01/26 - AMBAC Insured

       2,000    Philadelphia Municipal Authority, Pennsylvania, Lease               11/13 at 100.00        AAA            2,142,320
                  Revenue Bonds, Series 2003B, 5.250%, 11/15/18 - FSA Insured

       2,000    Reading School District, Berks County, Pennsylvania,                 1/16 at 100.00        AAA            2,127,820
                  General Obligation Bonds, Series 2005, 5.000%, 1/15/19 -
                  FSA Insured

       1,000    State Public School Building Authority, Pennsylvania, Lease          6/13 at 100.00        AAA            1,072,040
                  Revenue Bonds, Philadelphia School District, Series 2003,
                  5.000%, 6/01/23 (Pre-refunded 6/01/13) - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      14,680    Total Pennsylvania                                                                                       15,362,936
-----------------------------------------------------------------------------------------------------------------------------------

                PUERTO RICO - 0.4% (0.2% OF TOTAL INVESTMENTS)

       1,225    Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,            No Opt. Call        AAA            1,365,716
                8/01/21 - CIFG Insured
-----------------------------------------------------------------------------------------------------------------------------------

                SOUTH CAROLINA - 1.5% (0.9% OF TOTAL INVESTMENTS)

       1,950    Greenville County School District, South Carolina,                  12/16 at 100.00        AAA            2,018,289
                  Installment Purchase Revenue Bonds, Series 2006, 5.000%,
                  12/01/28 - FSA Insured

                Greenville, South Carolina, Tax Increment Revenue Improvement
                  Bonds, Series 2003:

       1,000    5.500%, 4/01/17 - MBIA Insured                                       4/13 at 100.00        AAA            1,087,590
       2,300    5.000%, 4/01/21 - MBIA Insured                                       4/13 at 100.00        AAA            2,417,231

       1,000    Scago Educational Facilities Corporation, South Carolina,           10/15 at 100.00        AAA            1,048,910
                  Installment Purchase Revenue Bonds, Spartanburg County
                  School District 5, Series 2005, 5.000%, 4/01/21 - FSA
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
       6,250    Total South Carolina                                                                                      6,572,020
-----------------------------------------------------------------------------------------------------------------------------------

                TENNESSEE - 9.5% (6.2% OF TOTAL INVESTMENTS)

                Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds,
                  Series 2004:
       1,495    5.000%, 10/01/19 - FSA Insured                                      10/14 at 100.00        AAA            1,584,969
       1,455    5.000%, 10/01/20 - FSA Insured                                      10/14 at 100.00        AAA            1,542,024
       1,955    5.000%, 10/01/21 - FSA Insured                                      10/14 at 100.00        AAA            2,063,815

      10,000    Memphis-Shelby County Sports Authority, Tennessee, Revenue          11/12 at 100.00        AAA           10,727,600
                  Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28
                  (Pre-refunded 11/01/12) - AMBAC Insured

      10,000    Memphis-Shelby County Sports Authority, Tennessee, Revenue          11/12 at 100.00        AAA           10,727,600
                  Bonds, Memphis Arena, Series 2002B, 5.125%, 11/01/29
                  (Pre-refunded 11/01/12) - AMBAC Insured

      15,195    Tennessee State School Bond Authority, Higher Educational            5/12 at 100.00        AAA           16,276,884
                  Facilities Second Program Bonds, Series 2002A, 5.250%,
                  5/01/32 (Pre-refunded 5/01/12) - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      40,100    Total Tennessee                                                                                          42,922,892
-----------------------------------------------------------------------------------------------------------------------------------

                TEXAS - 27.0% (17.5% OF TOTAL INVESTMENTS)

       3,500    Dallas-Ft. Worth International Airport, Texas, Joint                11/11 at 100.00        AAA            3,744,370
                  Revenue Refunding and Improvement Bonds, Series 2001A,
                  5.750%, 11/01/13 - FGIC Insured (Alternative Minimum Tax)

      10,000    Gainesville Hospital District, Texas, Limited Tax General            8/11 at 100.00        Aaa           10,278,200
                  Obligation Bonds, Series 2002, 5.375%, 8/15/32 - MBIA
                  Insured

       1,210    Galveston, Texas, General Obligation Bonds, Series 2001,             5/11 at 100.00        AAA            1,260,953
                  5.250%, 5/01/21 - AMBAC Insured

       2,435    Galveston, Texas, General Obligation Bonds, Series 2001,             5/11 at 100.00        AAA            2,574,647
                  5.250%, 5/01/21 (Pre-refunded 5/01/11) - AMBAC Insured

                Harris County Health Facilities Development Corporation,
                Texas, Thermal Utility Revenue Bonds, TECO Project, Series
                2003:
       2,240      5.000%, 11/15/16 - MBIA Insured                                   11/13 at 100.00        AAA            2,355,158
       2,355      5.000%, 11/15/17 - MBIA Insured                                   11/13 at 100.00        AAA            2,464,131



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TEXAS (CONTINUED)

$     13,000    Houston Area Water Corporation, Texas, Contract Revenue              3/12 at 100.00        AAA           13,828,490
                  Bonds, Northeast Water Purification Plant, Series 2002,
                  5.125%, 3/01/32 (Pre-refunded 3/01/12) - FGIC Insured

       1,000    Houston, Texas, First Lien Combined Utility System Revenue           5/14 at 100.00        AAA            1,063,880
                  Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured

       4,345    San Antonio, Texas, Water System Senior Lien Revenue                 5/12 at 100.00        AAA            4,653,973
                  Refunding Bonds, Series 2002, 5.500%, 5/15/17 - FSA Insured

       5,930    Texas Department of Housing and Community Affairs,                   7/11 at 100.00        AAA            6,130,019
                  Residential Mortgage Revenue Bonds, Series 2001A, 5.350%,
                  7/01/33 (Alternative Minimum Tax)

       8,545    Texas Department of Housing and Community Affairs, Single            3/12 at 100.00        AAA            8,690,521
                  Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 - MBIA
                  Insured (Alternative Minimum Tax)

                Texas Public Finance Authority, Revenue Bonds, Texas Southern
                University Financing System, Series 2002:

       3,520      5.125%, 11/01/20 - MBIA Insured                                    5/12 at 100.00        Aaa            3,703,075
       3,520      5.125%, 11/01/21 - MBIA Insured                                    5/12 at 100.00        Aaa            3,703,075

                Texas Student Housing Authority, Revenue Bonds, Austin
                Project, Senior Series 2001A:
       9,400      5.375%, 1/01/23 - MBIA Insured                                     1/12 at 102.00        Aaa           10,033,184
      11,665      5.500%, 1/01/33 - MBIA Insured                                     1/12 at 102.00        Aaa           12,504,297

       5,000    Texas Water Development Board, Senior Lien State Revolving           1/10 at 100.00        AAA            5,169,900
                Fund Revenue Bonds, Series 1999B, 5.250%, 7/15/17

       9,145    Texas, General Obligation Bonds, Veterans Housing                    6/12 at 100.00        Aa1            9,410,571
                  Assistance Program Fund II, Series 2002A-1, 5.250%,
                  12/01/22 (Alternative Minimum Tax)

                Williamson County, Texas, General Obligation Bonds, Series 2002:

       3,500      5.200%, 2/15/21 (Pre-refunded 2/15/12) - FSA Insured               2/12 at 100.00        AAA            3,731,280
       3,000      5.250%, 2/15/22 (Pre-refunded 2/15/12) - FSA Insured               2/12 at 100.00        AAA            3,204,150
       7,340      5.250%, 2/15/23 (Pre-refunded 2/15/12) - FSA Insured               2/12 at 100.00        AAA            7,839,487
       5,000      5.250%, 2/15/25 (Pre-refunded 2/15/12) - FSA Insured               2/12 at 100.00        AAA            5,340,250
-----------------------------------------------------------------------------------------------------------------------------------
     115,650    Total Texas                                                                                             121,683,611
-----------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 12.6% (8.2% OF TOTAL INVESTMENTS)

       5,385    Energy Northwest, Washington Public Power, Nine Canyon Wind          7/16 at 100.00        AAA            5,253,821
                  Project Revenue Bonds, Series 2006A, 4.500%, 7/01/30 -
                  AMBAC Insured

       6,600    Energy Northwest, Washington, Electric Revenue Refunding             7/12 at 100.00        AAA            7,023,192
                  Bonds, Columbia Generating Station - Nuclear Project 2,
                  Series 2002B, 5.350%, 7/01/18 - FSA Insured

       7,675    Energy Northwest, Washington, Electric Revenue Refunding             7/12 at 100.00        AAA            8,231,131
                  Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 -
                  MBIA Insured

       2,500    Port of Seattle, Washington, Revenue Refunding Bonds,               11/12 at 100.00        AAA            2,682,800
                  Series 2002D, 5.750%, 11/01/15 - FGIC Insured (Alternative
                  Minimum Tax)

       2,200    Snohomish County School District 2, Everett, Washington,            12/13 at 100.00        AAA            2,335,982
                  General Obligation Bonds, Series 2003B, 5.000%, 6/01/17 -
                  FSA Insured

       3,255    Thurston and Pierce Counties School District, Washington,            6/13 at 100.00        Aaa            3,502,185
                  General Obligation Bonds, Yelm Community Schools, Series
                  2003, 5.250%, 12/01/16 - FSA Insured

                Washington State Economic Development Finance Authority,
                Wastewater Revenue Bonds, LOTT Project, Series 2002:
       2,000      5.500%, 6/01/17 - AMBAC Insured                                    6/12 at 100.00        Aaa            2,144,320
       4,325      5.125%, 6/01/22 - AMBAC Insured                                    6/12 at 100.00        Aaa            4,534,157

      15,000    Washington State Healthcare Facilities Authority, Revenue            8/13 at 102.00        AAA           15,492,150
                  Bonds, Harrison Memorial Hospital, Series 1998, 5.000%,
                  8/15/28 - AMBAC Insured

       5,170    Whitman County School District 267, Pullman, Washington,             6/12 at 100.00        Aaa            5,414,128
                  General Obligation Bonds, Series 2002, 5.000%, 12/01/20 -
                  FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      54,110    Total Washington                                                                                         56,613,866
-----------------------------------------------------------------------------------------------------------------------------------


     | Nuveen Insured Dividend Advantage Municipal Fund (continued) NVG | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.8% (1.8% OF TOTAL INVESTMENTS)

$     11,950    Wisconsin, Transportation Revenue Refunding Bonds, Series            7/12 at 100.00        AAA        $  12,765,588
                  2002-1, 5.125%, 7/01/18 (Pre-refunded 7/01/12) - AMBAC
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
$    676,088    Total Long-Term Investments (cost $662,479,787) - 154.0%                                                692,980,228
-----------------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.4% (0.2% OF TOTAL INVESTMENTS)

         600    Orange County School Board, Florida, Certificates of                                     VMIG-1             600,000
                  Participation, Variable Rate Demand Obligations, Series
                  2007C, 3.540%, 8/01/22 - MBIA Insured (4)

       1,000    Puerto Rico Government Development Bank, Adjustable                                      VMIG-1           1,000,000
                  Refunding Bonds, Variable Rate Demand Obligations, Series
                  1985, 3.200%, 12/01/15 - MBIA Insured (4)
-----------------------------------------------------------------------------------------------------------------------------------
$      1,600    Total Short-Term Investments (cost $1,600,000)                                                            1,600,000
-----------------------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $664,079,787) - 154.4%                                                          694,580,228
                -------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.7)%                                                                      (20,938,334)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      9,340,190
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.8)%                                                       (233,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 449,982,084
                ===================================================================================================================


      At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, Standard & Poor's or Fitch) or unrated but judged to be of comparable quality by the Adviser.

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax- exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.


(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     |  Nuveen Insured Tax-Free Advantage Municipal Fund
NEA  |  Portfolio of INVESTMENTS

                                                                October 31, 2007


 PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 8.6% (5.7% OF TOTAL INVESTMENTS)

$      1,000    Alabama Special Care Facilities Financing Authority, Revenue        11/16 at 100.00        AA         $   1,005,400
                  Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36

       5,655    Colbert County-Northwest Health Care Authority, Alabama,             6/13 at 101.00       Baa3            5,789,872
                  Revenue Bonds, Helen Keller Hospital, Series 2003, 5.750%,
                  6/01/27

       3,100    Huntsville Healthcare Authority, Alabama, Revenue Bonds,             5/12 at 102.00        AAA            3,387,711
                  Series 1998A, 5.400%, 6/01/22 (Pre-refunded 5/14/12) - MBIA
                  Insured

       6,280    Jefferson County, Alabama, Sewer Revenue Capital Improvement         8/12 at 100.00        AAA            6,681,543
                  Warrants, Series 2002D, 5.000%, 2/01/32 (Pre-refunded
                  8/01/12) - FGIC Insured

       1,750    Montgomery, Alabama, General Obligation Warrants, Series             5/12 at 101.00        AAA            1,840,125
                  2003, 5.000%, 5/01/21 - AMBAC Insured

       4,500    Sheffield, Alabama, Electric Revenue Bonds, Series 2003,             7/13 at 100.00        Aaa            4,799,025
                  5.500%, 7/01/29 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      22,285    Total Alabama                                                                                            23,503,676
-----------------------------------------------------------------------------------------------------------------------------------

                ARIZONA - 5.8% (3.8% OF TOTAL INVESTMENTS)

      10,000    Maricopa County Pollution Control Corporation, Arizona,             11/12 at 100.00        AAA           10,320,100
                  Revenue Bonds, Arizona Public Service Company - Palo Verde
                  Project, Series 2002A, 5.050%, 5/01/29 - AMBAC Insured

       6,545    Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic               No Opt. Call        AAA            5,536,677
                  Plaza, Series 2005B, 0.000%, 7/01/37 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      16,545    Total Arizona                                                                                            15,856,777
-----------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA - 26.9% (17.8% OF TOTAL INVESTMENTS)

      26,300    California State Public Works Board, Lease Revenue Bonds,           12/12 at 100.00        AAA           27,376,458
                  Department of General Services, Capital East End Project,
                  Series 2002A, 5.000%, 12/01/27 - AMBAC Insured

         250    California State, General Obligation Bonds, Series 2002,             4/12 at 100.00        AAA              262,528
                  5.250%, 4/01/30 - XLCA Insured

      10,000    California State, General Obligation Bonds, Series 2002,             4/12 at 100.00        Aaa           10,737,600
                  5.250%, 4/01/30 (Pre-refunded 4/01/12) - XLCA Insured

           5    California State, General Obligation Bonds, Series 2004,             4/14 at 100.00        AAA                5,136
                  5.000%, 4/01/31 - AMBAC Insured

       7,495    California State, General Obligation Bonds, Series 2004,             4/14 at 100.00        Aaa            8,138,146
                  5.000%, 4/01/31 (Pre-refunded 4/01/14) - AMBAC Insured

       2,910    Cathedral City Public Financing Authority, California, Tax           8/12 at 102.00        AAA            3,036,032
                  Allocation Bonds, Housing Set-Aside, Series 2002D, 5.000%,
                  8/01/26 - MBIA Insured

         250    Golden State Tobacco Securitization Corporation, California,         6/17 at 100.00        BBB              219,920
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-1, 5.125%, 6/01/47

       2,500    Irvine Public Facilities and Infrastructure Authority,               9/13 at 100.00        AAA            2,579,400
                  California, Assessment Revenue Bonds, Series 2003C, 5.000%,
                  9/02/23 - AMBAC Insured

       4,000    Montara Sanitation District, California, General Obligation          8/11 at 101.00        AAA            4,123,560
                  Bonds, Series 2003, 5.000%, 8/01/28 - FGIC Insured

                Plumas County, California, Certificates of Participation, Capital
                  Improvement Program, Series 2003A:

       1,130      5.250%, 6/01/19 - AMBAC Insured                                    6/13 at 101.00        AAA            1,203,529

       1,255      5.250%, 6/01/21 - AMBAC Insured                                    6/13 at 101.00        AAA            1,330,852

       1,210    Redding Joint Powers Financing Authority, California, Lease          3/13 at 100.00        AAA            1,258,122
                  Revenue Bonds, Capital Improvement Projects, Series 2003A,
                  5.000%, 3/01/23 - AMBAC Insured

     | Nuveen Insured Tax-Free Advantage Municipal Fund (continued) NEA | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (CONTINUED)

$      3,750    Sacramento Municipal Utility District, California, Electric          8/13 at 100.00        AAA        $   3,874,275
                  Revenue Bonds, Series 2003R, 5.000%, 8/15/28 - MBIA Insured

       1,500    San Diego Community College District, California, General            5/13 at 100.00        AAA            1,552,275
                  Obligation Bonds, Series 2003A, 5.000%, 5/01/28 - FSA Insured

       1,055    Turlock Irrigation District, California, Certificates of             1/13 at 100.00        AAA            1,078,769
                  Participation, Series 2003A, 5.000%, 1/01/28 - MBIA Insured

       6,300    University of California, Revenue Bonds, Multi-Purpose               5/13 at 100.00        AAA            6,490,449
                  Projects, Series 2003A, 5.000%, 5/15/33 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      69,910    Total California                                                                                         73,267,051
-----------------------------------------------------------------------------------------------------------------------------------

                COLORADO - 4.0% (2.7% OF TOTAL INVESTMENTS)

                Bowles Metropolitan District, Colorado, General Obligation
                  Bonds, Series 2003:

       4,300      5.500%, 12/01/23 - FSA Insured                                    12/13 at 100.00        AAA            4,659,566
       3,750      5.500%, 12/01/28 - FSA Insured                                    12/13 at 100.00        AAA            4,038,375

       1,450    Colorado Educational and Cultural Facilities Authority,              8/14 at 100.00        AAA            1,529,823
                  Charter School Revenue Bonds, Peak-to-Peak Charter School,
                  Series 2004, 5.250%, 8/15/24 - XLCA Insured

       2,900    E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,          No Opt. Call        AAA              791,149
                  Series 2004A, 0.000%, 9/01/34 (WI/DD, Settling 11/08/07) -
                  MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      12,400    Total Colorado                                                                                           11,018,913
-----------------------------------------------------------------------------------------------------------------------------------

                DISTRICT OF COLUMBIA - 0.3% (0.1% OF TOTAL INVESTMENTS)

         665    Washington Convention Center Authority, District of Columbia,       10/16 at 100.00        AAA              613,416
                  Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                  Residuals 1606, 6.094%, 10/01/30 - AMBAC Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------

                FLORIDA - 1.2% (0.8% OF TOTAL INVESTMENTS)

       3,000    Pinellas County Health Facilities Authority, Florida, Revenue        5/13 at 100.00      Aa3 (4)          3,281,520
                  Bonds, Baycare Health System, Series 2003, 5.500%, 11/15/27
                  (Pre-refunded 5/15/13)
-----------------------------------------------------------------------------------------------------------------------------------

                GEORGIA - 2.0% (1.3% OF TOTAL INVESTMENTS)

       1,410    DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series       10/16 at 100.00        AAA            1,462,833
                  2006A, 5.000%, 10/01/35 - FSA Insured

       3,825    Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales         1/13 at 100.00        AAA            4,081,734
                  Tax Revenue Bonds, Second Indenture Series 2002, 5.000%,
                  7/01/32 (Pre-refunded 1/01/13) - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       5,235    Total Georgia                                                                                             5,544,567
-----------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS - 3.7% (2.5% OF TOTAL INVESTMENTS)

         905    Cook County School District 100, Berwyn South, Illinois,            12/13 at 100.00        Aaa              987,708
                  General Obligation Refunding Bonds, Series 2003B, 5.250%,
                  12/01/21 (Pre-refunded 12/01/13) - FSA Insured

                Cook County School District 145, Arbor Park, Illinois, General
                  Obligation Bonds, Series 2004:

       3,285      5.125%, 12/01/20 - FSA Insured                                    12/14 at 100.00        Aaa            3,472,902
       2,940      5.125%, 12/01/23 - FSA Insured                                    12/14 at 100.00        Aaa            3,086,089

       2,500    Illinois Health Facilities Authority, Revenue Bonds, Lake            7/13 at 100.00        A-             2,565,675
                  Forest Hospital, Series 2003, 5.250%, 7/01/23
-----------------------------------------------------------------------------------------------------------------------------------
       9,630    Total Illinois                                                                                           10,112,374
-----------------------------------------------------------------------------------------------------------------------------------

                INDIANA - 9.6% (6.3% OF TOTAL INVESTMENTS)

       2,500    Evansville, Indiana, Sewerage Works Revenue Refunding Bonds,         7/13 at 100.00        AAA            2,607,475
                  Series 2003A, 5.000%, 7/01/23 - AMBAC Insured

       2,190    Indiana Bond Bank, Advance Purchase Funding Bonds, Common            8/13 at 100.00        AAA            2,283,644
                  School Fund, Series 2003B, 5.000%, 8/01/19 - MBIA Insured

       1,860    Indiana Municipal Power Agency, Power Supply Revenue Bonds,          1/17 at 100.00        AAA            1,905,923
                  Series 2007A, 5.000%, 1/01/42 - MBIA Insured

       1,000    Indiana University, Student Fee Revenue Bonds, Series 2003O,         8/13 at 100.00        AAA            1,046,720
                  5.000%, 8/01/22 - FGIC Insured


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                INDIANA (CONTINUED)

                  IPS Multi-School Building Corporation, Indiana, First
                  Mortgage Revenue Bonds, Series 2003:

$     11,020      5.000%, 7/15/19 (Pre-refunded 7/15/13) - MBIA Insured              7/13 at 100.00        AAA        $  11,829,308
       6,000      5.000%, 7/15/20 (Pre-refunded 7/15/13) - MBIA Insured              7/13 at 100.00        AAA            6,440,640
-----------------------------------------------------------------------------------------------------------------------------------
      24,570    Total Indiana                                                                                            26,113,710
-----------------------------------------------------------------------------------------------------------------------------------

                KANSAS - 2.4% (1.6% OF TOTAL INVESTMENTS)

       6,250    Kansas Development Finance Authority, Board of Regents,              4/13 at 102.00        AAA            6,589,563
                  Revenue Bonds, Scientific Research and Development Facilities
                  Projects, Series 2003C, 5.000%, 10/01/22 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                KENTUCKY - 0.5% (0.3% OF TOTAL INVESTMENTS)

         985    Kentucky State Property and Buildings Commission, Revenue            8/13 at 100.00        AAA            1,057,851
                  Refunding Bonds, Project 77, Series 2003, 5.000%, 8/01/23
                  (Pre-refunded 8/01/13) - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                LOUISIANA - 2.2% (1.5% OF TOTAL INVESTMENTS)

       5,785    New Orleans, Louisiana, General Obligation Refunding Bonds,         12/12 at 100.00        AAA            6,040,234
                  Series 2002, 5.300%, 12/01/27 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 3.9% (2.6% OF TOTAL INVESTMENTS)

       9,000    Massachusetts Bay Transportation Authority, Senior Sales Tax         7/12 at 100.00        AAA            9,570,240
                  Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                  (Pre-refunded 7/01/12) - FGIC Insured

       1,125    Massachusetts Development Finance Authority, Revenue Bonds,          9/13 at 100.00        A1             1,164,443
                  Middlesex School, Series 2003, 5.125%, 9/01/23
-----------------------------------------------------------------------------------------------------------------------------------
      10,125    Total Massachusetts                                                                                      10,734,683
-----------------------------------------------------------------------------------------------------------------------------------

                MICHIGAN - 11.9% (7.9% OF TOTAL INVESTMENTS)

       6,130    Detroit, Michigan, Senior Lien Water Supply System Revenue           7/13 at 100.00        AAA            6,570,931
                  Bonds, Series 2003A, 5.000%, 7/01/23 (Pre-refunded 7/01/13) -
                  MBIA Insured

       4,465    Detroit, Michigan, Senior Lien Water Supply System Revenue           7/13 at 100.00        AAA            4,677,623
                  Refunding Bonds, Series 2003C, 5.000%, 7/01/22 - MBIA Insured

       1,000    Michigan State Hospital Finance Authority, Revenue Bonds,           12/16 at 100.00        Aa2            1,013,440
                  Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31

      10,800    Michigan Strategic Fund, Limited Obligation Resource Recovery       12/12 at 100.00        AAA           11,133,936
                  Revenue Refunding Bonds, Detroit Edison Company, Series
                  2002D, 5.250%, 12/15/32 - XLCA Insured

       2,250    Romulus Community Schools, Wayne County, Michigan, General           5/11 at 100.00        AA-            2,341,755
                  Obligation Refunding Bonds, Series 2001, 5.250%, 5/01/25

       6,500    Wayne County, Michigan, Limited Tax General Obligation              12/11 at 101.00        AAA            6,667,635
                  Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                  County Airport, Series 2001A, 5.000%, 12/01/30 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      31,145    Total Michigan                                                                                           32,405,320
-----------------------------------------------------------------------------------------------------------------------------------

                MISSOURI - 1.1% (0.7% OF TOTAL INVESTMENTS)

         240      Clay County Public School District 53, Liberty, Missouri,            3/14 at 100.00      AAA              257,040
                  General Obligation Bonds, Series 2004, 5.250%, 3/01/24 - FSA
                  Insured

         215    Clay County Public School District 53, Liberty, Missouri,            3/14 at 100.00        AAA              230,265
                  General Obligation Bonds, Series 2004, 5.250%, 3/01/23 - FSA
                  Insured Clay County Public School District 53, Liberty,
                  Missouri, General Obligation Bonds, Series 2004:

       1,110      5.250%, 3/01/23 (Pre-refunded 3/01/14) - FSA Insured               3/14 at 100.00        AAA            1,211,854
       1,260      5.250%, 3/01/24 (Pre-refunded 3/01/14) - FSA Insured               3/14 at 100.00        AAA            1,375,618
-----------------------------------------------------------------------------------------------------------------------------------
       2,825    Total Missouri                                                                                            3,074,777
-----------------------------------------------------------------------------------------------------------------------------------

                NEBRASKA - 1.9% (1.3% OF TOTAL INVESTMENTS)

       5,000    Lincoln, Nebraska, Sanitary Sewerage System Revenue Refunding        6/13 at 100.00        AAA            5,161,300
                  Bonds, Series 2003, 5.000%, 6/15/28 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------

     | Nuveen Insured Tax-Free Advantage Municipal Fund (continued) NEA | Portfolio of INVESTMENTS October 31, 2007

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)

$      1,975    New Mexico State University, Revenue Bonds, Series 2004,             4/14 at 100.00        AAA            2,089,175
                  5.000%, 4/01/19 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 10.8% (7.2% OF TOTAL INVESTMENTS)

          20    Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00        AAA               17,287
                  Bonds, Driver Trust 1649, 2006, 6.058%, 2/15/47 - MBIA
                  Insured (IF)

       1,960    Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00        AAA            1,871,349
                  Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

      25,000    Metropolitan Transportation Authority, New York,                    11/12 at 100.00        AAA           25,731,249
                  Transportation Revenue Refunding Bonds, Series 2002F, 5.000%,
                  11/15/31 - MBIA Insured

       1,850    New York State Urban Development Corporation, Service                3/15 at 100.00        AAA            1,932,769
                  Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 - FSA
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
      28,830    Total New York                                                                                           29,552,654
-----------------------------------------------------------------------------------------------------------------------------------

                NORTH CAROLINA - 3.2% (2.1% OF TOTAL INVESTMENTS)

       8,700    North Carolina Medical Care Commission, Revenue Bonds, Maria        10/13 at 100.00        AA             8,802,747
                  Parham Medical Center, Series 2003, 5.375%, 10/01/33 - RAAI
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------

                OHIO - 1.1% (0.7% OF TOTAL INVESTMENTS)

                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2:

          70      5.125%, 6/01/24                                                    6/17 at 100.00        BBB               67,571
         710      5.875%, 6/01/30                                                    6/17 at 100.00        BBB              701,217
         685      5.750%, 6/01/34                                                    6/17 at 100.00        BBB              661,025
       1,570      5.875%, 6/01/47                                                    6/17 at 100.00        BBB            1,524,203
-----------------------------------------------------------------------------------------------------------------------------------
       3,035    Total Ohio                                                                                                2,954,016
-----------------------------------------------------------------------------------------------------------------------------------

                OKLAHOMA - 0.4% (0.2% OF TOTAL INVESTMENTS)

       1,000    Oklahoma Capitol Improvement Authority, State Facilities             7/15 at 100.00        AAA            1,047,580
                  Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                OREGON - 3.1% (2.1% OF TOTAL INVESTMENTS)

       8,350    Oregon Health Sciences University, Revenue Bonds, Series             1/13 at 100.00        AAA            8,560,587
                  2002A, 5.000%, 7/01/32 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA - 7.4% (4.9% OF TOTAL INVESTMENTS)

       3,000    Lehigh County General Purpose Authority, Pennsylvania,               8/13 at 100.00  Ba   a1 (4)          3,265,230
                  Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                  Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)

       2,000    Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General         8/13 at 100.00        AAA            2,044,440
                  Ordinance, Fourth Series 1998, 5.000%, 8/01/32 - FSA Insured

         925    Philadelphia, Pennsylvania, Water and Wastewater Revenue             2/08 at 102.00        AAA              934,343
                  Bonds, Series 1997A, 5.125%, 8/01/27 - AMBAC Insured (ETM)

      13,000    State Public School Building Authority, Pennsylvania, Lease          6/13 at 100.00        AAA           13,936,519
                  Revenue Bonds, Philadelphia School District, Series 2003,
                  5.000%, 6/01/33 (Pre-refunded 6/01/13) - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      18,925    Total Pennsylvania                                                                                       20,180,532
-----------------------------------------------------------------------------------------------------------------------------------

                PUERTO RICO - 0.7% (0.4% OF TOTAL INVESTMENTS)

      10,000    Puerto Rico Sales Tax Financing Corporation, Sales Tax                 No Opt. Call        AAA            1,735,000
                  Revenue Bonds, Series 2007A, 0.000%, 8/01/43 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                SOUTH CAROLINA - 7.3% (4.8% OF TOTAL INVESTMENTS)

       5,000    Florence County, South Carolina, Hospital Revenue Bonds,            11/14 at 100.00        AAA            5,273,700
                  McLeod Regional Medical Center, Series 2004A, 5.250%,
                  11/01/23 - FSA Insured

                Greenville County School District, South Carolina, Installment
                  Purchase Revenue Bonds, Series 2003:

       3,000      5.000%, 12/01/22                                                  12/13 at 100.00     AA-               3,095,850
       1,785      5.000%, 12/01/23                                                  12/13 at 100.00     AA-               1,839,157


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (CONTINUED)

$      1,365    Myrtle Beach, South Carolina, Water and Sewerage System              3/13 at 100.00        AAA            1,483,960
                  Revenue Refunding Bonds, Series 2003, 5.375%, 3/01/19
                  (Pre-refunded 3/01/13) - FGIC Insured

       8,000    South Carolina Transportation Infrastructure Bank, Revenue          10/12 at 100.00        Aaa            8,194,560
                  Bonds, Series 2002A, 5.000%, 10/01/33 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      19,150    Total South Carolina                                                                                     19,887,227
-----------------------------------------------------------------------------------------------------------------------------------

                TEXAS - 13.1% (8.6% OF TOTAL INVESTMENTS)

       7,975    Fort Bend Independent School District, Fort Bend County,             8/10 at 100.00        AAA            8,187,215
                  Texas, General Obligation Bonds, Series 2000, 5.000%, 8/15/25

      12,500    Grand Prairie Independent School District, Dallas County,            2/13 at 100.00        AAA           13,431,749
                  Texas, General Obligation Bonds, Series 2003, 5.125%, 2/15/31
                  (Pre-refunded 2/15/13) - FSA Insured

       2,000    Houston, Texas, First Lien Combined Utility System Revenue           5/14 at 100.00        AAA            2,118,020
                  Bonds, Series 2004A, 5.250%, 5/15/25 - MBIA Insured

       5,515    Houston, Texas, General Obligation Refunding Bonds, Series           3/12 at 100.00        AAA            5,823,564
                  2002, 5.250%, 3/01/20 - MBIA Insured

       5,850    Katy Independent School District, Harris, Fort Bend and              2/12 at 100.00        AAA            6,136,065
                  Waller Counties, Texas, General Obligation Bonds, Series
                  2002A, 5.125%, 2/15/18
-----------------------------------------------------------------------------------------------------------------------------------
      33,840    Total Texas                                                                                              35,696,613
-----------------------------------------------------------------------------------------------------------------------------------

                VIRGINIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

       1,500    Hampton, Virginia, Revenue Bonds, Convention Center Project,         1/13 at 100.00        AAA            1,546,350
                  Series 2002, 5.125%, 1/15/28 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 9.1% (6.0% OF TOTAL INVESTMENTS)

       4,945    Broadway Office Properties, King County, Washington, Lease          12/12 at 100.00        AAA            5,043,653
                  Revenue Bonds, Washington Project, Series 2002, 5.000%,
                  12/01/31 - MBIA Insured

       5,250    Chelan County Public Utility District 1, Washington, Hydro           7/12 at 100.00        AAA            5,373,743
                  Consolidated System Revenue Bonds, Series 2002C, 5.125%,
                  7/01/33 - AMBAC Insured

       2,135    Kitsap County Consolidated Housing Authority, Washington,            7/13 at 100.00        Aaa            2,202,295
                  Revenue Bonds, Bremerton Government Center, Series 2003,
                  5.000%, 7/01/23 - MBIA Insured

       1,935    Pierce County School District 343, Dieringer, Washington,            6/13 at 100.00        Aaa            2,070,876
                  General Obligation Refunding Bonds, Series 2003, 5.250%,
                  12/01/17 - FGIC Insured

       9,670    Washington State, General Obligation Bonds, Series 2003D,            6/13 at 100.00        AAA           10,104,957
                  5.000%, 12/01/21 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      23,935    Total Washington                                                                                         24,795,524
-----------------------------------------------------------------------------------------------------------------------------------

                WEST VIRGINIA - 1.2% (0.8% OF TOTAL INVESTMENTS)

       3,000    West Virginia State Building Commission, Lease Revenue                 No Opt. Call        AAA            3,315,750
                  Refunding Bonds, Regional Jail and Corrections Facility,
                  Series 1998A, 5.375%, 7/01/21 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                WISCONSIN - 6.7% (4.4% OF TOTAL INVESTMENTS)

       1,190    Sun Prairie Area School District, Dane County, Wisconsin,            3/14 at 100.00        Aaa            1,285,902
                  General Obligation Bonds, Series 2004C, 5.250%, 3/01/24 - FSA
                  Insured

       4,605    Wisconsin Health and Educational Facilities Authority,               9/13 at 100.00     BBB+ (4)          5,127,207
                  Revenue Bonds, Franciscan Sisters of Christian Charity
                  Healthcare Ministry, Series 2003A, 5.875%, 9/01/33
                  (Pre-refunded 9/01/13)

       3,000    Wisconsin Health and Educational Facilities Authority,                 No Opt. Call        Aaa            3,423,840
                  Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%,
                  12/01/22 - FGIC Insured

       3,600    Wisconsin Health and Educational Facilities Authority,               8/13 at 100.00        A-             3,445,884
                  Revenue Bonds, Wheaton Franciscan Services Inc., Series
                  2003A, 5.125%, 8/15/33

     | Nuveen Insured Tax-Free Advantage Municipal Fund (continued) NEA | Portfolio of INVESTMENTS October 31, 2007

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (CONTINUED)

$      4,750    Wisconsin Health and Educational Facilities Authority,               8/08 at 102.00     AAA           $   4,884,948
                  Revenue Refunding Bonds, Wausau Hospital Inc., Series 1998A,
                  5.125%, 8/15/20 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      17,145    Total Wisconsin                                                                                          18,167,781
-----------------------------------------------------------------------------------------------------------------------------------
$    405,740    Total Investments (cost $394,860,204) - 151.5%                                                          412,707,268
-----------------------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (0.5)%                                                                     (1,305,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.9%                                                                    4,989,050
                  -----------------------------------------------------------------------------------------------------------------
                  Preferred Shares, at Liquidation Value - (52.9)%                                                     (144,000,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                       $ 272,391,318
                  =================================================================================================================

      At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, Standard & Poor's or Fitch) or unrated but judged to be of comparable quality by the Adviser.

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax- exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.



(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to peri- odic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 | Statement of
 | ASSETS & LIABILITIES

                                                                October 31, 2007


                                                                               PREMIER        INSURED        INSURED        INSURED
                                                INSURED         INSURED        INSURED        PREMIUM       DIVIDEND       TAX-FREE
                                                QUALITY     OPPORTUNITY         INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                                   (NQI)           (NIO)          (NIF)          (NPX)          (NVG)          (NEA)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $893,218,583,
   $1,862,743,204, $434,330,405,
   $839,874,987, $664,079,787 and
   $394,860,204, respectively)            $ 928,818,910  $1,952,688,115  $ 455,462,487  $ 862,046,339  $ 694,580,228  $ 412,707,268
Cash                                                 --              --      2,947,360        288,488        376,667      1,858,620
Unrealized appreciation on forward swaps             --              --             --        165,919             --             --
Receivables:
   Interest                                  12,295,585      29,370,545      7,110,999     13,849,360      9,485,423      6,229,021
   Investments sold                           3,970,000      10,550,000        165,000         50,127      1,505,000             --
Other assets                                    100,525         182,775         55,930         78,795         51,174         25,992
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                          945,185,020   1,992,791,435    465,741,776    876,479,028    705,998,492    420,820,901
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                  326,001         641,123             --             --             --             --
Floating rate obligations                    54,140,000      86,103,333     14,015,000     92,040,000     20,938,334      1,305,000
Payable for investments purchased                    --              --             --             --             --      1,829,963
Accrued expenses:
   Management fees                              459,153         962,528        236,797        405,592        209,818        105,903
   Other                                        261,067         517,510        132,336        319,356        156,050         95,758
Common share dividends payable                1,927,390       3,991,879        884,002      1,700,553      1,647,752      1,042,864
Preferred share dividends payable               113,233         278,378         73,351         92,718         64,454         50,095
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                      57,226,844      92,494,751     15,341,486     94,558,219     23,016,408      4,429,583
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value      318,000,000     680,000,000    161,000,000    268,900,000    233,000,000    144,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares    $ 569,958,176  $1,220,296,684  $ 289,400,290  $ 513,020,809  $ 449,982,084  $ 272,391,318
====================================================================================================================================
Common shares outstanding                    38,295,278      81,138,036     19,419,608     37,353,512     29,813,300     18,523,265
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets applicable to
   Common shares, divided by Common
   shares outstanding)                    $       14.88  $        15.04  $       14.90  $       13.73  $       15.09  $       14.71
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value
   per share                              $     382,953  $      811,380  $     194,196  $     373,535  $     298,133  $     185,233
Paid-in surplus                             534,535,198   1,128,874,275    269,465,714    491,941,462    423,568,038    261,645,886
Undistributed (Over-distribution of)
   net investment income                        171,284         454,850       (789,440)    (1,335,549)    (1,234,207)      (507,596)
Accumulated net realized gain (loss)
   from investments and
   derivative transactions                     (731,586)        211,268       (602,262)      (295,910)    (3,150,321)    (6,779,269)
Net unrealized appreciation
   (depreciation) of investments
   and derivative transactions               35,600,327      89,944,911     21,132,082     22,337,271     30,500,441     17,847,064
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                          $ 569,958,176  $1,220,296,684  $ 289,400,290  $ 513,020,809  $ 449,982,084  $ 272,391,318
====================================================================================================================================
Authorized shares:
   Common                                   200,000,000     200,000,000    200,000,000      Unlimited      Unlimited      Unlimited
   Preferred                                  1,000,000       1,000,000      1,000,000      Unlimited      Unlimited      Unlimited
====================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 | Statement of
 | OPERATIONS

                                                     Year Ended October 31, 2007


                                                                               PREMIER        INSURED        INSURED        INSURED
                                                INSURED         INSURED        INSURED        PREMIUM       DIVIDEND       TAX-FREE
                                                QUALITY     OPPORTUNITY         INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                                   (NQI)           (NIO)          (NIF)          (NPX)          (NVG)          (NEA)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                          $ 46,462,027    $ 96,369,563   $ 22,741,396   $ 41,253,812   $ 33,784,417   $ 19,766,610
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                               5,444,821      11,408,030      2,804,516      4,803,887      4,197,894      2,586,861
Preferred shares - auction fees                 794,999       1,699,998        402,500        672,250        582,500        360,000
Preferred shares - dividend disbursing
   agent fees                                    50,000          70,000         30,000         50,000         30,000         20,000
Shareholders' servicing agent fees
   and expenses                                  75,526         124,553         28,043         43,825          7,231          4,316
Interest expense on floating
   rate obligations                           1,963,691       3,135,352        491,811      3,126,371        765,046         43,389
Custodian's fees and expenses                   153,304         364,314         93,356        184,129        141,283         94,933
Directors'/Trustees' fees and expenses           20,844          45,920         10,852         18,421         16,109         10,224
Professional fees                                47,892          90,956         28,081         29,529         36,429         24,620
Shareholders' reports - printing and
     mailing expenses                            85,585         166,550         46,243         73,740         67,334         40,754
Stock exchange listing fees                      13,850          29,175          9,671         13,431          2,533          1,574
Investor relations expense                       92,676         195,040         47,762         82,521         70,809         42,831
Portfolio insurance expense                          --          27,199             --             --             --             --
Other expenses                                   52,037          84,007         34,752         37,557         32,992         22,281
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                  8,795,225      17,441,094      4,027,587      9,135,661      5,950,160      3,251,783
   Custodian fee credit                        (114,811)       (208,806)       (62,954)      (100,988)       (94,535)       (29,167)
   Expense reimbursement                             --              --             --             --     (1,858,168)    (1,335,598)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                  8,680,414      17,232,288      3,964,633      9,034,673      3,997,457      1,887,018
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                        37,781,613      79,137,275     18,776,763     32,219,139     29,786,960     17,879,592
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments       402,678         213,800       (437,572)       670,365      1,658,186        683,061
Change in net unrealized appreciation
   (depreciation) of:
   Investments                              (19,111,081)    (36,626,210)    (8,470,828)   (15,396,052)   (12,888,832)    (4,723,249)
   Forward swaps                                     --              --             --        165,919             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)     (18,708,403)    (36,412,410)    (8,908,400)   (14,559,768)   (11,230,646)    (4,040,188)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                  (11,240,731)    (23,971,401)    (5,720,025)    (9,604,218)    (8,411,541)    (4,960,330)
From accumulated net realized gains                  --        (491,009)            --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Preferred shareholders                (11,240,731)    (24,462,410)    (5,720,025)    (9,604,218)    (8,411,541)    (4,960,330)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                         $  7,832,479    $ 18,262,455   $  4,148,338   $  8,055,153   $ 10,144,773   $  8,879,074
====================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 | Statement of
 | CHANGES in NET ASSETS


                                                                       INSURED QUALITY (NQI)         INSURED OPPORTUNITY (NIO)
                                                                    ----------------------------  ---------------------------------
                                                                             YEAR           YEAR             YEAR             YEAR
                                                                            ENDED          ENDED            ENDED            ENDED
                                                                         10/31/07       10/31/06         10/31/07         10/31/06
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $  37,781,613  $  37,757,102  $    79,137,275  $    79,500,285
Net realized gain (loss) from:
   Investments                                                            402,678     (1,191,796)         213,800        1,907,145
   Forward swaps                                                               --             --               --               --
Net increase from payments by the Adviser for
   losses realized on the disposal of investments
   purchased in violation of investment restrictions                           --         27,762               --           42,338
Change in net unrealized appreciation (depreciation) of:
   Investments                                                        (19,111,081)    10,625,581      (36,626,210)      25,620,352
   Forward swaps                                                               --             --               --               --
Distributions to Preferred Shareholders:
   From net investment income                                         (11,240,731)    (9,396,258)     (23,971,401)     (19,724,590)
   From accumulated net realized gains                                         --       (565,042)        (491,009)      (2,314,744)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                     7,832,479     37,257,349       18,262,455       85,030,786
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (27,802,379)   (30,556,817)     (59,595,899)     (65,186,316)
From accumulated net realized gains                                            --     (2,966,866)      (1,541,606)     (11,310,643)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                          (27,802,379)   (33,523,683)     (61,137,505)     (76,496,959)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                        --        417,197               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                      --        417,197               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares     (19,969,900)     4,150,863      (42,875,050)       8,533,827
Net assets applicable to Common shares at the beginning of year       589,928,076    585,777,213    1,263,171,734    1,254,637,907
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year           $ 569,958,176  $ 589,928,076  $ 1,220,296,684  $ 1,263,171,734
===================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of year                                               $     171,284  $   1,459,534  $       454,850  $     4,886,834
===================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 | Statement of
 | CHANGES in NET ASSETS (continued)



                                                                          PREMIER INSURED                 INSURED PREMIUM
                                                                            INCOME (NIF)                   INCOME 2 (NPX)
                                                                    ----------------------------  ---------------------------------
                                                                             YEAR           YEAR             YEAR             YEAR
                                                                            ENDED          ENDED            ENDED            ENDED
                                                                         10/31/07       10/31/06         10/31/07         10/31/06
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $  18,776,763  $  19,010,574    $  32,219,139    $  31,991,464
Net realized gain (loss) from:
   Investments                                                           (437,572)      (164,691)         670,365          287,636
   Forward swaps                                                               --             --               --               --
Net increase from payments by the Adviser for
   losses realized on the disposal of investments
   purchased in violation of investment restrictions                           --             --               --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                         (8,470,828)     4,920,062      (15,396,052)      10,227,465
   Forward swaps                                                               --             --          165,919               --
Distributions to Preferred Shareholders:
   From net investment income                                          (5,720,025)    (4,829,477)      (9,604,218)      (8,461,641)
   From accumulated net realized gains                                         --       (363,000)              --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                     4,148,338     18,573,468        8,055,153       34,044,924
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (13,749,084)   (15,341,495)     (24,018,307)     (25,568,479)
From accumulated net realized gains                                            --     (1,854,574)              --               --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                          (13,749,084)   (17,196,069)     (24,018,307)     (25,568,479)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                        --             --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                      --             --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares      (9,600,746)     1,377,399      (15,963,154)       8,476,445
Net assets applicable to Common shares at the beginning of year       299,001,036    297,623,637      528,983,963      520,507,518
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year           $ 289,400,290  $ 299,001,036    $ 513,020,809    $ 528,983,963
===================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of year                                               $    (789,440) $     (97,094)   $  (1,335,549)   $      86,758
===================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 | Statement of
 | CHANGES in NET ASSETS (continued)


                                                                          INSURED DIVIDEND                INSURED TAX-FREE
                                                                          ADVANTAGE (NVG)                 ADVANTAGE (NEA)
                                                                    ----------------------------  ---------------------------------
                                                                             YEAR           YEAR             YEAR             YEAR
                                                                            ENDED          ENDED            ENDED            ENDED
                                                                         10/31/07       10/31/06         10/31/07         10/31/06
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $  29,786,960  $  30,043,912    $  17,879,592    $  17,939,799
Net realized gain (loss) from:
   Investments                                                          1,658,186     (1,161,908)         683,061           70,087
   Forward swaps                                                               --             --               --        1,283,477
Net increase from payments by the Adviser for
   losses realized on the disposal of investments
   purchased in violation of investment restrictions                           --             --               --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                        (12,888,832)    11,104,043       (4,723,249)       7,086,220
   Forward swaps                                                               --             --               --       (1,430,007)
Distributions to Preferred Shareholders:
   From net investment income                                          (8,411,541)    (7,450,053)      (4,960,330)      (4,393,243)
   From accumulated net realized gains                                         --             --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
     to Common shares from operations                                  10,144,773     32,535,994        8,879,074       20,556,333
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (22,283,514)   (24,516,934)     (13,111,078)     (13,664,277)
From accumulated net realized gains                                            --             --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                          (22,283,514)   (24,516,934)     (13,111,078)     (13,664,277)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                    84,005             --          117,345               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                  84,005             --          117,345               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares     (12,054,736)     8,019,060       (4,114,659)       6,892,056
Net assets applicable to Common shares at the beginning of year       462,036,820    454,017,760      276,505,977      269,613,921
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year           $ 449,982,084  $ 462,036,820    $ 272,391,318    $ 276,505,977
===================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of year                                               $  (1,234,207) $    (273,743)   $    (507,596)   $    (315,778)
===================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 | Statement of
 | CASH FLOWS

                                                     Year Ended October 31, 2007


                                                                                               INSURED
                                                                                      PREMIUM INCOME 2
                                                                                                 (NPX)
------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS     $      8,055,153
Adjustments to reconcile the net increase (decrease) in net assets applicable to
 Common shares from operations to net cash
  provided by (used in) operating activities:
  Purchases of investments                                                                (104,968,878)
  Proceeds from sales of investments                                                        45,780,591
  Proceeds from (Purchases of) short-term investments, net                                   2,600,000
  Amortization / (Accretion) of premiums and discounts, net                                     53,660
  (Increase) Decrease in receivable for interest                                              (116,504)
  (Increase) Decrease in receivable for investments sold                                    23,988,662
  (Increase) Decrease in other assets                                                          (13,412)
  Increase (Decrease) in payable for investments purchased                                 (33,689,805)
  Increase (Decrease) in accrued management fees                                                (6,525)
  Increase (Decrease) in accrued other liabilities                                              56,523
  Increase (Decrease) in Preferred shares dividends payable                                    (12,126)
  Net realized (gain) loss from investments                                                   (670,365)
  Change in net unrealized (appreciation) depreciation of investments                       15,396,052
  Change in net unrealized (appreciation) depreciation of forward swaps                       (165,919)
------------------------------------------------------------------------------------------------------
  Net cash provided by (used in) operating activities                                      (43,712,893)
------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in floating rate obligations                                                       63,100,000
Cash distribution paid to Common shareholders                                              (22,317,754)
------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                                         40,782,246
------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                             (2,930,647)
Cash at the beginning of year                                                                3,219,135
------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                               $        288,488
======================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 | Notes to
 | FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured Quality Municipal Fund, Inc.
(NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF), Nuveen Insured Premium Income Municipal Fund 2 (NPX), Nuveen Insured Dividend Advantage Municipal Fund (NVG) and Nuveen Insured Tax-Free Advantage Municipal Fund (NEA). Common shares of Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) are traded on the New York Stock Exchange while Common shares of Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

INVESTMENT VALUATION

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment or derivate transaction is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2007, Insured Tax-Free Advantage (NEA) had outstanding when-issued/delayed delivery purchase commitments of $798,109. There were no such outstanding purchase commitments in any of the other Funds.

INVESTMENT INCOME

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

 | Notes to
 | FINANCIAL STATEMENTS (continued)

FEDERAL INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and applicable state income taxes, if any, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

PREFERRED SHARES

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:


                                              PREMIER    INSURED     INSURED     INSURED
                      INSURED       INSURED   INSURED    PREMIUM    DIVIDEND    TAX-FREE
                      QUALITY   OPPORTUNITY    INCOME   INCOME 2   ADVANTAGE   ADVANTAGE
                        (NQI)         (NIO)     (NIF)      (NPX)       (NVG)       (NEA)
----------------------------------------------------------------------------------------
Number of shares:
  Series M              2,600         4,000        --      2,080       3,160          --
  Series T              2,600         4,000        --      2,200       3,080       2,880
  Series W              2,600         4,000       840      2,080          --       2,880
  Series W2                --         3,200        --         --          --          --
  Series TH             2,320         4,000     2,800      2,200       3,080          --
  Series TH2               --         4,000        --         --          --          --
  Series F              2,600         4,000     2,800      2,196          --          --
----------------------------------------------------------------------------------------
Total                  12,720        27,200     6,440     10,756       9,320       5,760
========================================================================================


INSURANCE

Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) invest only in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) invest at least 80% of their net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, Standard & Poor's or unrated but judged to be of comparable quality by Nuveen Asset Management ("the Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen").

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

INVERSE FLOATING RATE SECURITIES

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the fiscal year ended October 31, 2007, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2007, were as follows:


                                                                            PREMIER        INSURED        INSURED      INSURED
                                              INSURED        INSURED        INSURED        PREMIUM       DIVIDEND     TAX-FREE
                                              QUALITY    OPPORTUNITY         INCOME       INCOME 2      ADVANTAGE    ADVANTAGE
                                                (NQI)          (NIO)          (NIF)          (NPX)          (NVG)        (NEA)
------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations         $50,603,945    $80,854,379    $12,443,110    $80,463,110    $19,421,398   $1,126,233
Average annual interest rate and fees            3.88%          3.88%          3.95%          3.89%          3.94%        3.85%
==============================================================================================================================


 | Notes to
 | FINANCIAL STATEMENTS (continued)

FORWARD SWAP TRANSACTIONS

The Funds are authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Insured Premium Income 2
(NPX) was the only Fund to invest in forward swap transactions during the fiscal year ended October 31, 2007.

CUSTODIAN FEE CREDIT

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

INDEMNIFICATIONS

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:


                                                 INSURED                 INSURED             PREMIER INSURED
                                              QUALITY (NQI)         OPPORTUNITY (NIO)         INCOME (NIF)
                                           -------------------     -------------------     -------------------
                                               YEAR       YEAR         YEAR       YEAR         YEAR       YEAR
                                              ENDED      ENDED        ENDED      ENDED        ENDED      ENDED
                                           10/31/07   10/31/06     10/31/07   10/31/06     10/31/07   10/31/06
--------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
  due to reinvestment of distributions           --     27,000           --         --           --         --
==============================================================================================================



                                                  INSURED                     INSURED                      INSURED
                                           PREMIUM INCOME 2 (NPX)     DIVIDEND ADVANTAGE (NVG)     TAX-FREE ADVANTAGE (NEA)
                                           ----------------------     ------------------------     ------------------------
                                               YEAR          YEAR         YEAR            YEAR         YEAR            YEAR
                                              ENDED         ENDED        ENDED           ENDED        ENDED           ENDED
                                           10/31/07      10/31/06     10/31/07        10/31/06     10/31/07        10/31/06
---------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
  due to reinvestment of distributions            --           --        5,478              --        7,983              --
===========================================================================================================================


3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2007, were as follows:


                                                             PREMIER        INSURED        INSURED        INSURED
                             INSURED          INSURED        INSURED        PREMIUM       DIVIDEND       TAX-FREE
                             QUALITY      OPPORTUNITY         INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                (NQI)            (NIO)          (NIF)          (NPX)          (NVG)          (NEA)
-----------------------------------------------------------------------------------------------------------------
Purchases                $85,623,460     $133,925,046    $54,395,855   $104,968,878    $91,111,905    $26,212,369
Sales and maturities      46,306,249       89,758,739     43,405,834     45,780,591     83,464,611     24,732,279
=================================================================================================================


4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2007, the cost of investments was as follows:


                                                             PREMIER        INSURED        INSURED        INSURED
                             INSURED          INSURED        INSURED        PREMIUM       DIVIDEND       TAX-FREE
                             QUALITY      OPPORTUNITY         INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                (NQI)            (NIO)          (NIF)          (NPX)          (NVG)          (NEA)
-----------------------------------------------------------------------------------------------------------------
Cost of investments     $838,532,200   $1,774,779,440   $420,233,341   $747,760,853   $642,960,361   $393,505,165
=================================================================================================================


Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2007, were as follows:


                                                             PREMIER        INSURED        INSURED        INSURED
                             INSURED          INSURED        INSURED        PREMIUM       DIVIDEND       TAX-FREE
                             QUALITY      OPPORTUNITY         INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                (NQI)            (NIO)          (NIF)          (NPX)          (NVG)          (NEA)
-----------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation           $40,337,590      $97,291,230    $22,364,078    $27,347,743    $32,818,839    $18,179,368
  Depreciation            (4,207,652)      (5,489,460)    (1,151,369)    (5,122,868)    (2,138,468)      (282,478)
-----------------------------------------------------------------------------------------------------------------
Net unrealized
  appreciation
  (depreciation)
  of investments         $36,129,938      $91,801,770    $21,212,709    $22,224,875    $30,680,371    $17,896,890
=================================================================================================================


 | Notes to
 | FINANCIAL STATEMENTS (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2007, the Funds' tax year end, were as follows:


                                                                                 PREMIER       INSURED       INSURED       INSURED
                                                     INSURED       INSURED       INSURED       PREMIUM      DIVIDEND      TAX-FREE
                                                     QUALITY   OPPORTUNITY        INCOME      INCOME 2     ADVANTAGE     ADVANTAGE
                                                        (NQI)         (NIO)         (NIF)         (NPX)         (NVG)         (NEA)
----------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *             $2,071,769    $3,582,375      $232,517      $627,351      $364,579      $585,550
Undistributed net ordinary income **                      --            --           --             --            --            --
Undistributed net long-term capital gains                 --       211,268           --             --            --            --
==================================================================================================================================


* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2007, paid on November 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended October 31, 2007 and October 31, 2006, was designated for purposes of the dividends paid deduction as follows:


                                                                                 PREMIER       INSURED       INSURED       INSURED
                                                     INSURED       INSURED       INSURED       PREMIUM      DIVIDEND      TAX-FREE
                                                     QUALITY   OPPORTUNITY        INCOME      INCOME 2     ADVANTAGE     ADVANTAGE
2007                                                    (NQI)         (NIO)         (NIF)         (NPX)         (NVG)         (NEA)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***     $39,047,625   $83,864,627   $19,606,912   $33,728,035   $30,917,881   $18,104,469
Distributions from net ordinary income **                 --            --            --            --            --            --
Distributions from net long-term
  capital gains ****                                      --     2,032,615            --            --            --            --
==================================================================================================================================



                                                                                 PREMIER       INSURED       INSURED       INSURED
                                                     INSURED       INSURED       INSURED       PREMIUM      DIVIDEND      TAX-FREE
                                                     QUALITY   OPPORTUNITY        INCOME      INCOME 2     ADVANTAGE     ADVANTAGE
2006                                                    (NQI)         (NIO)         (NIF)         (NPX)         (NVG)         (NEA)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income         $40,449,144   $85,552,575   $20,340,320   $34,358,230   $32,151,520   $18,082,303
Distributions from net ordinary income **                 --        36,367            --            --            --            --
Distributions from net long-term
  capital gains                                    3,529,489    13,627,650     2,216,110            --            --            --
==================================================================================================================================


** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2007, as Exempt Interest Dividends.

**** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

At October 31, 2007, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                 PREMIUM    INSURED      INSURED      INSURED
                      INSURED    INSURED    PREMIUM     DIVIDEND     TAX-FREE
                      QUALITY     INCOME   INCOME 2    ADVANTAGE    ADVANTAGE
                        (NQI)      (NIF)      (NPX)        (NVG)        (NEA)
-----------------------------------------------------------------------------
Expiration year:
  2008               $     --   $     --   $295,910   $       --   $       --
  2009                     --         --         --           --           --
  2010                     --         --         --           --           --
  2011                     --         --         --           --           --
  2012                     --         --         --           --           --
  2013                     --         --         --      160,392    4,675,683
  2014                731,586    164,691         --    1,187,192           --
  2015                     --    437,571         --           --       35,274
-----------------------------------------------------------------------------
Total                $731,586   $602,262   $295,910   $1,347,584   $4,710,957
=============================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:


                                                                                                INSURED QUALITY (NQI)
                                                                                            INSURED OPPORTUNITY (NIO)
                                                                                         PREMIER INSURED INCOME (NIF)
                                                                                       INSURED PREMIUM INCOME 2 (NPX)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                  FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                     .4500%
For the next $125 million                                                                                      .4375
For the next $250 million                                                                                      .4250
For the next $500 million                                                                                      .4125
For the next $1 billion                                                                                        .4000
For the next $3 billion                                                                                        .3875
For net assets over $5 billion                                                                                 .3750
====================================================================================================================



                                                                                     INSURED DIVIDEND ADVANTAGE (NVG)
                                                                                     INSURED TAX-FREE ADVANTAGE (NEA)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                  FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                     .4500%
For the next $125 million                                                                                      .4375
For the next $250 million                                                                                      .4250
For the next $500 million                                                                                      .4125
For the next $1 billion                                                                                        .4000
For net assets over $2 billion                                                                                 .3750
====================================================================================================================


The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of October 31, 2007, the complex-level fee rate was .1828%.

 | Notes to
 | FINANCIAL STATEMENTS (continued)

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                              .2000%
$56 billion                                                              .1996
$57 billion                                                              .1989
$60 billion                                                              .1961
$63 billion                                                              .1931
$66 billion                                                              .1900
$71 billion                                                              .1851
$76 billion                                                              .1806
$80 billion                                                              .1773
$91 billion                                                              .1691
$125 billion                                                             .1599
$200 billion                                                             .1505
$250 billion                                                             .1469
$300 billion                                                             .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                              .2000%
$56 billion                                                              .1996
$57 billion                                                              .1989
$60 billion                                                              .1961
$63 billion                                                              .1931
$66 billion                                                              .1900
$71 billion                                                              .1851
$76 billion                                                              .1806
$80 billion                                                              .1773
$91 billion                                                              .1698
$125 billion                                                             .1617
$200 billion                                                             .1536
$250 billion                                                             .1509
$300 billion                                                             .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Insured Dividend Advantage's (NVG) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
MARCH 31,                                        MARCH 31,
--------------------------------------------------------------------------------
2002*                      .30%                  2008                      .25%
2003                       .30                   2009                      .20
2004                       .30                   2010                      .15
2005                       .30                   2011                      .10
2006                       .30                   2012                      .05
2007                       .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured Dividend Advantage (NVG) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured Tax-Free Advantage's (NEA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
NOVEMBER 30,                                     NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                      .32%                  2007                      .32%
2003                       .32                   2008                      .24
2004                       .32                   2009                      .16
2005                       .32                   2010                      .08
2006                       .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured Tax-Free Advantage (NEA) for any portion of its fees and expenses beyond November 30, 2010.

As a result of certain trading errors that occurred during the fiscal year ended October 31, 2006, Insured Quality (NQI) and Insured Opportunity (NIO) were reimbursed $27,762 and $42,338, respectively, by the Adviser to offset losses realized on the disposal of investments in violation of investment guidelines.

AGREEMENT AND PLAN OF MERGER

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Directors/Trustees of each Fund has approved a new investment management agreement with the Adviser at the same fee rate. The new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

 | Notes to
 | FINANCIAL STATEMENTS (continued)

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation with significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

FINANCIAL ACCOUNTING STANDARDS BOARD INTERPRETATION NO. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by April 30, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 3, 2007, to shareholders of record on November 15, 2007, as follows:


                                               PREMIER    INSURED     INSURED     INSURED
                       INSURED       INSURED   INSURED    PREMIUM    DIVIDEND    TAX-FREE
                       QUALITY   OPPORTUNITY    INCOME   INCOME 2   ADVANTAGE   ADVANTAGE
                          (NQI)         (NIO)     (NIF)      (NPX)       (NVG)       (NEA)
-----------------------------------------------------------------------------------------
Dividend per share      $.0605        $.0580    $.0530     $.0515      $.0575      $.0590
=========================================================================================


 | Financial
 | HIGHLIGHTS

 | Financial
 | HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:






                                                      Investment Operations                                  Less Distributions
                            ------------------------------------------------------------------------  -----------------------------
                                                               Distributions   Distributions
                                                                    from Net            from                 Net
                            Beginning                             Investment         Capital          Investment   Capital
                               Common                     Net      Income to        Gains to           Income to  Gains to
                                Share         Net   Realized/      Preferred       Preferred              Common    Common
                            Net Asset  Investment  Unrealized         Share-          Share-              Share-    Share-
                                Value      Income  Gain (Loss)       holders+        holders+  Total     holders   holders   Total
------------------------------------------------------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                           $15.40       $ .99       $(.49)         $(.29)          $  --   $ .21      $ (.73)    $  --   $ (.73)
2006                            15.31         .99         .24           (.25)           (.01)    .97        (.80)     (.08)    (.88)
2005                            15.85        1.03        (.39)          (.16)             --     .48        (.97)     (.05)   (1.02)
2004                            15.72        1.08         .20           (.08)             --    1.20       (1.02)     (.05)   (1.07)
2003                            15.87        1.10        (.05)          (.07)           (.01)    .97       (1.00)     (.12)   (1.12)

INSURED OPPORTUNITY (NIO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                            15.57         .98        (.45)          (.30)           (.01)    .22        (.73)     (.02)    (.75)
2006                            15.46         .98         .34           (.24)           (.03)   1.05        (.80)     (.14)    (.94)
2005                            16.06        1.01        (.50)          (.16)             --     .35        (.92)     (.03)    (.95)
2004                            15.89        1.05         .20           (.08)             --    1.17        (.97)     (.03)   (1.00)
2003                            15.83        1.06         .17           (.07)           (.01)   1.15        (.97)     (.12)   (1.09)
====================================================================================================================================





                                                                  Total Returns
                                                               -------------------

                                  Offering                                   Based
                                 Costs and     Ending                           on
                                 Preferred     Common           Based       Common
                                     Share      Share  Ending      on    Share Net
                              Underwriting  Net Asset  Market  Market        Asset
                                 Discounts      Value   Value  Value*        Value*
-------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
-------------------------------------------------------------------------------------
Year Ended 10/31:
2007                                  $ --     $14.88  $13.61   (3.48)%       1.38%
2006                                    --      15.40   14.83    2.76         6.53***
2005                                    --      15.31   15.31    2.11         3.09
2004                                    --      15.85   16.00    4.37         7.90
2003                                    --      15.72   16.39   12.92         6.27

INSURED OPPORTUNITY (NIO)
-------------------------------------------------------------------------------------
Year Ended 10/31:
2007                                    --      15.04   13.56   (3.18)        1.49
2006                                    --      15.57   14.75    8.26         7.05***
2005                                    --      15.46   14.52   (3.72)        2.21
2004                                    --      16.06   16.05    9.47         7.64
2003                                    --      15.89   15.64   10.22         7.51
=====================================================================================

                                            Ratios/Supplemental Data
                            ----------------------------------------------------------
                                                   Ratios to Average Net Assets
                                                   Applicable to Common Shares
                                                   Before Credit/Reimbursement
                                          ------------------------------------------

                                 Ending
                                    Net
                                 Assets
                             Applicable    Expenses        Expenses              Net
                              to Common   Including       Excluding       Investment
                            Shares (000)   Interest++(a)   Interest++(a)      Income++
--------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
--------------------------------------------------------------------------------------
Year Ended 10/31:
2007                         $  569,958        1.52%           1.18%            6.53%
2006                            589,928        1.20            1.20             6.49
2005                            585,777        1.19            1.19             6.58
2004                            605,028        1.19            1.19             6.88
2003                            598,102        1.20            1.20             6.93

INSURED OPPORTUNITY (NIO)
--------------------------------------------------------------------------------------
Year Ended 10/31:
2007                          1,220,297        1.41            1.16             6.39
2006                          1,263,172        1.17            1.17             6.38
2005                          1,254,638        1.16            1.16             6.35
2004                          1,302,985        1.16            1.16             6.59
2003                          1,288,087        1.17            1.17             6.67
======================================================================================

                                           Ratios/Supplemental Data
                            ----------------------------------------------------------
                                     Ratios to Average Net Assets
                                      Applicable to Common Shares
                                     After Credit/Reimbursement**
                            -------------------------------------------




                             Expenses        Expenses               Net     Portfolio
                            Including       Excluding        Investment      Turnover
                             Interest++(a)   Interest++(a)       Income++        Rate
--------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
--------------------------------------------------------------------------------------
Year Ended 10/31:
2007                             1.50%           1.16%             6.55%            5%
2006                             1.20            1.20              6.49            13
2005                             1.19            1.19              6.58            21
2004                             1.19            1.19              6.88             8
2003                             1.20            1.20              6.94            14

INSURED OPPORTUNITY (NIO)
--------------------------------------------------------------------------------------
Year Ended 10/31:
2007                             1.40            1.14              6.41             5
2006                             1.17            1.17              6.38            13
2005                             1.16            1.16              6.35            25
2004                             1.16            1.16              6.59             8
2003                             1.16            1.16              6.68            21
======================================================================================

                                                                    Floating Rate Obligations
                              Preferred Shares at End of Period         at End of Period
                            --------------------------------------  -------------------------
                              Aggregate   Liquidation                  Aggregate
                                 Amount    and Market        Asset        Amount        Asset
                            Outstanding         Value     Coverage   Outstanding     Coverage
                                   (000)    Per Share    Per Share          (000)  Per $1,000
---------------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                           $318,000       $25,000      $69,808       $54,140      $17,401
2006                            318,000        25,000       71,378            --           --
2005                            318,000        25,000       71,052            --           --
2004                            318,000        25,000       72,565            --           --
2003                            318,000        25,000       72,021            --           --

INSURED OPPORTUNITY (NIO)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                            680,000        25,000       69,864        86,103       23,070
2006                            680,000        25,000       71,440            --           --
2005                            680,000        25,000       71,126            --           --
2004                            680,000        25,000       72,904            --           --
2003                            680,000        25,000       72,356            --           --
=============================================================================================


* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

*** During the fiscal year ended October 31, 2006, Insured Quality (NQI) and Insured Opportunity (NIO) received payments from the Adviser of $27,762 and $42,338, respectively, to offset losses realized on the disposal of investments purchased in violation of each Fund's investment restrictions. This reimbursement did not have an impact on the Funds' Total Return on Common Share Net Asset Value.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1- Inverse Floating Rate Securities.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                      90-91

 | Financial
 | HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:






                                                  Investment Operations                                 Less Distributions
                                  --------------------------------------------------------------  ------------------------------
                                                          Distributions   Distributions
                                                               from Net            from                  Net
                       Beginning                             Investment         Capital           Investment    Capital
                          Common                     Net      Income to        Gains to            Income to   Gains to
                           Share         Net   Realized/      Preferred       Preferred               Common     Common
                       Net Asset  Investment  Unrealized         Share-          Share-               Share-     Share-
                           Value      Income  Gain (Loss)       holders+        holders+   Total     holders    holders    Total
---------------------------------------------------------------------------------------------------------------------------------
PREMIER INSURED INCOME (NIF)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                      $15.40       $ .97       $(.47)         $(.29)           $ --    $ .21       $(.71)      $ --   $ (.71)
2006                       15.33         .98         .25           (.25)           (.02)     .96        (.79)      (.10)    (.89)
2005                       16.00        1.01        (.49)          (.16)           (.01)     .35        (.93)      (.09)   (1.02)
2004                       15.69        1.03         .36           (.08)             --     1.31        (.98)      (.02)   (1.00)
2003                       15.59        1.05         .13           (.07)             --     1.11        (.98)      (.03)   (1.01)

INSURED PREMIUM INCOME 2 (NPX)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                       14.16         .86        (.39)          (.26)             --      .21        (.64)        --     (.64)
2006                       13.93         .86         .28           (.23)             --      .91        (.68)        --     (.68)
2005                       14.45         .89        (.44)          (.14)             --      .31        (.83)        --     (.83)
2004                       14.24         .93         .23           (.07)             --     1.09        (.88)        --     (.88)
2003                       14.17         .96         .03           (.06)             --      .93        (.86)        --     (.86)
=================================================================================================================================





                                                            Total Returns
                                                         -------------------

                            Offering                                   Based
                           Costs and     Ending                           on
                           Preferred     Common           Based       Common
                               Share      Share  Ending      on    Share Net
                        Underwriting  Net Asset  Market  Market        Asset
                           Discounts      Value   Value  Value*       Value*
-----------------------------------------------------------------------------
PREMIER INSURED INCOME (NIF)
-----------------------------------------------------------------------------
Year Ended 10/31:
2007                            $ --     $14.90  $13.25   (4.66)%       1.40%
2006                              --      15.40   14.60    7.68         6.46
2005                              --      15.33   14.40   (1.66)        2.16
2004                              --      16.00   15.64    7.55         8.62
2003                              --      15.69   15.51    7.84         7.28

INSURED PREMIUM INCOME 2 (NPX)
-----------------------------------------------------------------------------
Year Ended 10/31:
2007                              --      13.73   12.18   (1.77)        1.55
2006                              --      14.16   13.03    7.11         6.75
2005                              --      13.93   12.83   (3.32)        2.14
2004                              --      14.45   14.11    6.42         7.89
2003                              --      14.24   14.12    8.84         6.70
=============================================================================

                                       Ratios/Supplemental Data
                      ----------------------------------------------------------
                                           Ratios to Average Net Assets
                                           Applicable to Common Shares
                                           Before Credit/Reimbursement
                                    ------------------------------------------

                           Ending
                              Net
                           Assets
                       Applicable    Expenses        Expenses              Net
                        to Common   Including       Excluding       Investment
                      Shares (000)   Interest++(a)   Interest++(a)      Income++
--------------------------------------------------------------------------------
PREMIER INSURED INCOME (NIF)
--------------------------------------------------------------------------------
Year Ended 10/31:
2007                     $289,400        1.38%           1.21%            6.41%
2006                      299,001        1.22            1.22             6.44
2005                      297,624        1.20            1.20             6.39
2004                      310,666        1.21            1.21             6.53
2003                      303,912        1.22            1.22             6.66

INSURED PREMIUM INCOME 2 (NPX)
--------------------------------------------------------------------------------
Year Ended 10/31:
2007                      513,021        1.76            1.16             6.19
2006                      528,984        1.16            1.16             6.14
2005                      520,508        1.16            1.16             6.20
2004                      539,697        1.16            1.16             6.52
2003                      530,975        1.17            1.17             6.68
================================================================================

                                     Ratios/Supplemental Data
                      --------------------------------------------------------
                             Ratios to Average Net Assets
                             Applicable to Common Shares
                             After Credit/Reimbursement**
                      ------------------------------------------




                       Expenses        Expenses              Net    Portfolio
                      Including       Excluding       Investment     Turnover
                       Interest++(a)   Interest++(a)      Income++       Rate
------------------------------------------------------------------------------
PREMIER INSURED INCOME (NIF)
------------------------------------------------------------------------------
Year Ended 10/31:
2007                       1.36%           1.19%            6.43%           9%
2006                       1.21            1.21             6.44            8
2005                       1.20            1.20             6.40           20
2004                       1.20            1.20             6.53           13
2003                       1.21            1.21             6.68           25

INSURED PREMIUM INCOME 2 (NPX)
------------------------------------------------------------------------------
Year Ended 10/31:
2007                       1.74            1.14             6.21            5
2006                       1.16            1.16             6.15           15
2005                       1.16            1.16             6.20           23
2004                       1.16            1.16             6.53           14
2003                       1.16            1.16             6.69           31
==============================================================================

                                                                         Floating Rate Obligations
                                   Preferred Shares at End of Period      at End of Period
                                 -------------------------------------   -------------------------
                                   Aggregate   Liquidation                 Aggregate
                                      Amount    and Market       Asset        Amount         Asset
                                 Outstanding         Value    Coverage   Outstanding      Coverage
                                        (000)    Per Share   Per Share          (000)   Per $1,000
--------------------------------------------------------------------------------------------------
PREMIER INSURED INCOME (NIF)
--------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                                $161,000       $25,000     $69,938       $14,015       $33,137
2006                                 161,000        25,000      71,429            --            --
2005                                 161,000        25,000      71,215            --            --
2004                                 161,000        25,000      73,240            --            --
2003                                 161,000        25,000      72,191            --            --

INSURED PREMIUM INCOME 2 (NPX)
--------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                                 268,900        25,000      72,696        92,040         9,495
2006                                 268,900        25,000      74,180            --            --
2005                                 268,900        25,000      73,392            --            --
2004                                 268,900        25,000      75,176            --            --
2003                                 268,900        25,000      74,365            --            --
==================================================================================================


* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1- Inverse Floating Rate Securities.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                      92-93

 | Financial
 | HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:






                                                     Investment Operations                            Less Distributions
                                 --------------------------------------------------------------  -----------------------------
                                                         Distributions   Distributions
                                                              from Net            from                  Net
                      Beginning                             Investment         Capital           Investment    Capital
                         Common                     Net      Income to        Gains to            Income to   Gains to
                          Share         Net   Realized/      Preferred       Preferred               Common     Common
                      Net Asset  Investment  Unrealized         Share-          Share-               Share-     Share-
                          Value      Income  Gain (Loss)       holders+        holders+   Total     holders    holders   Total
-------------------------------------------------------------------------------------------------------------------------------
INSURED DIVIDEND ADVANTAGE (NVG)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                     $15.50       $1.00      $ (.38)         $(.28)           $ --    $ .34       $(.75)      $ --  $ (.75)
2006                      15.23        1.01         .33           (.25)             --     1.09        (.82)        --    (.82)
2005                      15.78        1.00        (.38)          (.15)           (.01)     .46        (.89)      (.12)  (1.01)
2004                      15.41        1.02         .42           (.07)             --     1.37        (.93)      (.07)  (1.00)
2003                      15.35        1.03         .15           (.07)           (.01)    1.10        (.93)      (.11)  (1.04)

INSURED TAX-FREE ADVANTAGE (NEA)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                      14.93         .97        (.21)          (.27)             --      .49        (.71)        --    (.71)
2006                      14.56         .97         .38           (.24)             --     1.11        (.74)        --    (.74)
2005                      14.75         .97        (.19)          (.15)             --      .63        (.81)      (.01)   (.82)
2004                      14.54         .99         .21           (.07)             --     1.13        (.92)      (.01)   (.93)
2003(b)                   14.33         .82         .42           (.05)             --     1.19        (.78)        --    (.78)
===============================================================================================================================





                                                                        Total Returns
                                                                     -------------------

                                       Offering                                    Based
                                      Costs and      Ending                           on
                                      Preferred      Common           Based       Common
                                          Share       Share  Ending      on    Share Net
                                   Underwriting   Net Asset  Market  Market        Asset
                                      Discounts       Value   Value   Value**      Value**
------------------------------------------------------------------------------------------
INSURED DIVIDEND ADVANTAGE (NVG)
------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                                       $ --      $15.09  $13.71   (3.12)%       2.25%
2006                                         --       15.50   14.89   11.09         7.39
2005                                         --       15.23   14.17    2.00         2.93
2004                                         --       15.78   14.89    7.61         9.19
2003                                         --       15.41   14.81    6.10         7.37

INSURED TAX-FREE ADVANTAGE (NEA)
------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                                         --       14.71   14.30    4.59         3.35
2006                                         --       14.93   14.35   12.82         7.82
2005                                         --       14.56   13.41   (4.68)        4.33
2004                                        .01       14.75   14.91    7.41         8.07
2003(b)                                    (.20)      14.54   14.79    3.87         6.98
==========================================================================================

                                                    Ratios/Supplemental Data
                                   ----------------------------------------------------------
                                                        Ratios to Average Net Assets
                                                        Applicable to Common Shares
                                                        Before Credit/Reimbursement
                                                 ------------------------------------------

                                        Ending
                                           Net
                                        Assets
                                    Applicable    Expenses        Expenses              Net
                                     to Common   Including       Excluding       Investment
                                   Shares (000)   Interest++(a)   Interest++(a)      Income++
---------------------------------------------------------------------------------------------
INSURED DIVIDEND ADVANTAGE (NVG)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                                  $449,982        1.31%           1.14%            6.15%
2006                                   462,037        1.15            1.15             6.15
2005                                   454,018        1.15            1.15             5.96
2004                                   470,389        1.15            1.15             6.09
2003                                   459,368        1.17            1.17             6.22

INSURED TAX-FREE ADVANTAGE (NEA)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                                   272,391        1.19            1.17             6.04
2006                                   276,506        1.19            1.19             6.12
2005                                   269,614        1.19            1.19             6.06
2004                                   273,112        1.20            1.20             6.24
2003(b)                                269,112        1.12*           1.12*            5.52*
=============================================================================================

                                                    Ratios/Supplemental Data
                                   ----------------------------------------------------------
                                            Ratios to Average Net Assets
                                            Applicable to Common Shares
                                           After Credit/Reimbursement***
                                     ------------------------------------------




                                      Expenses        Expenses              Net    Portfolio
                                     Including       Excluding       Investment     Turnover
                                      Interest++(a)   Interest++(a)      Income++       Rate
---------------------------------------------------------------------------------------------
INSURED DIVIDEND ADVANTAGE (NVG)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                                       .88%            .71%            6.58%          12%
2006                                       .70             .70             6.60           15
2005                                       .70             .70             6.42            2
2004                                       .70             .70             6.54           11
2003                                       .72             .72             6.67           25

INSURED TAX-FREE ADVANTAGE (NEA)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                                       .69             .67             6.54            6
2006                                       .69             .69             6.61           --
2005                                       .70             .70             6.55            1
2004                                       .71             .71             6.73           13
2003(b)                                    .65*            .65*            6.00*          72
=============================================================================================

                                                                         Floating Rate Obligations
                                   Preferred Shares at End of Period         at End of Period
                                 -------------------------------------   -------------------------
                                   Aggregate   Liquidation                 Aggregate
                                      Amount    and Market       Asset        Amount         Asset
                                 Outstanding         Value    Coverage   Outstanding      Coverage
                                        (000)    Per Share   Per Share          (000)   Per $1,000
--------------------------------------------------------------------------------------------------
INSURED DIVIDEND ADVANTAGE (NVG)
--------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                               $ 233,000       $25,000     $73,281       $20,938      $ 33,619
2006                                 233,000        25,000      74,575            --            --
2005                                 233,000        25,000      73,714            --            --
2004                                 233,000        25,000      75,471            --            --
2003                                 233,000        25,000      74,288            --            --

INSURED TAX-FREE ADVANTAGE (NEA)
--------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                                 144,000        25,000      72,290         1,305       320,074
2006                                 144,000        25,000      73,005            --            --
2005                                 144,000        25,000      71,808            --            --
2004                                 144,000        25,000      72,415            --            --
2003(b)                              144,000        25,000      71,721            --            --
==================================================================================================


*     Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1- Inverse Floating Rate Securities.

(b) For the period November 21, 2002 (commencement of operations) through October 31, 2003.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                      94-95

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


------------------------------------------------------------------------------------------------------------------------------------
      NAME,                  |  POSITION(S) HELD   YEAR FIRST            NUMBER            PRINCIPAL
      BIRTHDATE              |  WITH THE FUNDS     ELECTED OR            OF PORTFOLIOS     OCCUPATION(S)
      & ADDRESS              |                     APPOINTED             IN FUND COMPLEX   INCLUDING OTHER
                                                   AND TERM(2)           OVERSEEN BY       DIRECTORSHIPS
                                                                         BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

o     TIMOTHY R. SCHWERTFEGER(1)                                                           Former director (1994-November 12, 2007),
      3/28/49                |  Chairman of        1994                                    Chairman (1996-June 30, 2007),
      333 W. Wacker Drive    |  the Board          ANNUAL                      182         Non-Executive Chairman (July 1,
      Chicago, IL 60606      |  and Board Member                                           2007-November 12, 2007) and Chief
                                                                                           Executive Officer (1996-June 30, 2007)
                                                                                           of Nuveen Investments, -Inc. and
                                                                                           Nuveen Asset Management and certain
                                                                                           other subsidiaries of Nuveen
                                                                                           Investments, Inc.; formerly, Director
                                                                                           (1992-2006) of Institutional Capital
                                                                                           Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

o     ROBERT P. BREMNER                                                                    Private Investor and Management
      8/22/40                |  Lead               1997                                    Consultant.
      333 W. Wacker Drive    |  Independent        ANNUAL OR CLASS III         182
      Chicago, IL 60606      |  Board member

o     JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
      10/22/48               |                     1999                                    private philanthropic corporation (since
      333 W. Wacker Drive    |  Board member       ANNUAL OR CLASS III         182         1996); Director and Vice Chairman, United
      Chicago, IL 60606      |                                                             Fire Group, a publicly held company;
                                                                                           Member of the Board of Regents for the
                                                                                           State of Iowa University System;
                                                                                           Director, Gazette Companies; Life Trustee
                                                                                           of Coe College and Iowa College
                                                                                           Foundation; Member of the Advisory
                                                                                           Council of the Department of Finance in
                                                                                           the Tippie College of Business,
                                                                                           University of Iowa; formerly, Director,
                                                                                           Alliant Energy; formerly, Director,
                                                                                           Federal Reserve Bank of Chicago;
                                                                                           formerly, President and Chief Operating
                                                                                           Officer, SCI Financial Group, Inc., a
                                                                                           regional financial services firm.

o     WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business,
      3/6/48                 |                     2004                                    University of Iowa (since July 2006);
      333 W. Wacker Drive    |  Board member       ANNUAL OR CLASS II          182         formerly, Dean and Distinguished
      Chicago, IL 60606      |                                                             Professor of Finance, School of Business
                                                                                           at the University of Connecticut
                                                                                           (2003-2006); previously, Senior Vice
                                                                                           President and Director of Research at the
                                                                                           Federal Reserve Bank of Chicago
                                                                                           (1995-2003); Director (since 1997),
                                                                                           Credit Research Center at Georgetown
                                                                                           University; Director (since 2004) of
                                                                                           Xerox Corporation; Director, SS&C
                                                                                           Technologies, Inc. (May 2005-October
                                                                                           2005).



------------------------------------------------------------------------------------------------------------------------------------
      NAME,                  |  POSITION(S) HELD   YEAR FIRST            NUMBER            PRINCIPAL
      BIRTHDATE              |  WITH THE FUNDS     ELECTED OR            OF PORTFOLIOS     OCCUPATION(S)
      & ADDRESS              |                     APPOINTED             IN FUND COMPLEX   INCLUDING OTHER
                                                   AND TERM(2)           OVERSEEN BY       DIRECTORSHIPS
                                                                         BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

o     DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
      10/28/42               |                     2005                                    Management Company; Retired (since 2004)
      333 W. Wacker Drive    |  Board member       ANNUAL OR CLASS II          180         as Chairman, JPMorgan Fleming Asset
      Chicago, IL 60606      |                                                             Management, President and CEO, Banc One
                                                                                           Investment Advisors Corporation, and
                                                                                           President, One Group Mutual Funds; prior
                                                                                           thereto, Executive Vice President, Banc
                                                                                           One Corporation and Chairman and CEO,
                                                                                           Banc One Investment Management Group;
                                                                                           Member, Board of Regents, Luther College;
                                                                                           member of the Wisconsin Bar Association;
                                                                                           member of Board of Directors, Friends of
                                                                                           Boerner Botanical Gardens; member of
                                                                                           Board of Directors, Milwaukee Repertory
                                                                                           Theater.

o     WILLIAM J. SCHNEIDER                                                                 Chairman of Miller-Valentine Partners
      9/24/44                |                     1997                                    Ltd., a real estate investment company,
      333 W. Wacker Drive    |  Board member       ANNUAL                      182         formerly, Senior Partner and Chief
      Chicago, IL 60606      |                                                             Operating Officer (retired, 2004);
                                                                                           Director, Dayton Development Coalition;
                                                                                           formerly, Member, Business Advisory
                                                                                           Council, Cleveland Federal Reserve Bank.

o     JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
      12/29/47               |                     1997                                    Donnelley Foundation (since 1994); prior
      333 W. Wacker Drive    |  Board member       ANNUAL OR CLASS I           182         thereto, Executive Director, Great Lakes
      Chicago, IL 60606      |                                                             Protection Fund (from 1990 to 1994).

o     CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
      6/28/47                |                     2007                                    (since 2006); Chair New York Racing
      333 West Wacker Drive  |  Board member       ANNUAL OR CLASS I           182         Association Oversight Board (since 2005);
      Chicago, IL 60606      |                                                             Commissioner, New York State Commission
                                                                                           on Public Authority Reform (since 2005);
                                                                                           formerly Director, New York State
                                                                                           Division of the Budget (2000-2004),
                                                                                           Chair, Public Authorities Control Board
                                                                                           (2000-2004) and Director, Local
                                                                                           Government Assistance Corporation
                                                                                           (2000-2004).



------------------------------------------------------------------------------------------------------------------------------------
      NAME,                  |  POSITION(S) HELD   YEAR FIRST            NUMBER            PRINCIPAL
      BIRTHDATE              |  WITH THE FUNDS     ELECTED OR            OF PORTFOLIOS     OCCUPATION(S)
      AND ADDRESS            |                     APPOINTED(4)          IN FUND COMPLEX   DURING PAST 5 YEARS
                                                                         OVERSEEN
                                                                         BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:

o     GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
      9/9/56                 |  Chief                                                      Secretary and Associate General Counsel,
      333 W. Wacker Drive    |  Administrative     1988                        182         formerly, Vice President and Assistant
      Chicago, IL 60606      |  Officer                                                    General Counsel, of Nuveen Investments,
                                                                                           LLC; Managing Director (since 2002),
                                                                                           Associate General Counsel and Assistant
                                                                                           Secretary, of Nuveen Asset Management;
                                                                                           Vice President and Assistant Secretary of
                                                                                           NWQ Investment Management Company, LLC.
                                                                                           (since 2002), Nuveen Investments Advisers
                                                                                           Inc. (since 2002), Symphony Asset
                                                                                           Management LLC, and NWQ Investment
                                                                                           Management Company, LLC (since 2003),
                                                                                           Tradewinds Global Investors, LLC, and
                                                                                           Santa Barbara Asset Management, LLC
                                                                                           (since 2006); Nuveen HydePark Group LLC
                                                                                           and Richards & Tierney, Inc. (since
                                                                                           2007); Managing Director, Associate
                                                                                           General Counsel and Assistant Secretary
                                                                                           of Rittenhouse Asset Management, Inc.
                                                                                           (since 2003); Managing Director (since
                                                                                           2004) and Assistant Secretary (since
                                                                                           1994) of Nuveen Investments, Inc.,
                                                                                           Assistant Secretary (since 2003) of
                                                                                           Symphony Asset Management LLC.

o     WILLIAMS ADAMS IV                                                                    Executive Vice President, U.S. Structured
      6/9/55                 |                                                             Products of Nuveen Investments, LLC,
      333 West Wacker Drive  |  Vice President     2007                        120         (since 1999), prior thereto, Managing
      Chicago, IL 60606      |                                                             Director of Structured Investments.

o     JULIA L. ANTONATOS                                                                   Managing Director (since 2005), formerly
      9/22/63                |                                                             Vice President (since 2002) of Nuveen
      333 W. Wacker Drive    |  Vice President     2004                        182         Investments, LLC; Chartered Financial
      Chicago, IL 60606      |                                                             Analyst.

o     CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004)
      1/11/62                |                                                             previously, Vice President (1993-2004)
      333 W. Wacker Drive    |  Vice President     2007                        120         of Nuveen Investments, LLC.
      Chicago, IL 60606      |

o     MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
      2/3/66                 |  Vice President                                             Investments, LLC.
      333 W. Wacker Drive    |  and Assistant      2000                        182
      Chicago, IL 60606      |  Secretary

o     PETER H. D'ARRIGO                                                                    Vice President and Treasurer of Nuveen
      11/28/67               |                                                             Investments, LLC and Nuveen Investments,
      333 W. Wacker Drive    |  Vice President     1999                        182         Inc.; Vice President and Treasurer of
      Chicago, IL 60606      |                                                             Nuveen Asset Management (since 2002),
                                                                                           Nuveen Investments Advisers Inc. (since
                                                                                           2002); NWQ Investment Management Company,
                                                                                           LLC. (since 2002); Rittenhouse Asset
                                                                                           Management, Inc. (since 2003), Tradewinds
                                                                                           NWQ Global Investors, LLC (since 2006),
                                                                                           Santa Barbara Asset Management, LLC
                                                                                           (since 2006) and Nuveen HydePark Group,
                                                                                           LLC and Richards & Tierney, Inc. (since
                                                                                           2007); Treasurer of Symphony Asset
                                                                                           Management LLC (since 2003); formerly,
                                                                                           Vice President and Treasurer (1999-2004)
                                                                                           of Nuveen Advisory Corp. and Nuveen
                                                                                           Institutional Advisory Corp.(3),
                                                                                           Chartered Financial Analyst.

o     LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
      10/24/45               |                                                             Vice President of Nuveen Investments,
      333 W. Wacker Drive    |  Vice President     1998                        182         LLC, Managing Director (2004) formerly,
      Chicago, IL 60606      |                                                             Vice President (1998-2004) of Nuveen
                                                                                           Advisory Corp. and Nuveen Institutional
                                                                                           Advisory Corp.(3); Managing Director
                                                                                           (since 2005) of Nuveen Asset Management.

o     WILLIAM M. FITZGERALD                                                                Managing Director (since 2002), formerly,
      3/2/64                 |                                                             Vice President of Nuveen Investments,
      333 W. Wacker Drive    |  Vice President     1995                        182         LLC; Managing Director (1997-2004) of
      Chicago, IL 60606      |                                                             Nuveen Advisory Corp. and Nuveen
                                                                                           Institutional Advisory Corp.(3); Managing
                                                                                           Director (since 2001) of Nuveen Asset
                                                                                           Management; Vice President (since 2002)
                                                                                           of Nuveen Investments Advisers Inc.;
                                                                                           Chartered Financial Analyst.



------------------------------------------------------------------------------------------------------------------------------------
      NAME,                  |  POSITION(S) HELD   YEAR FIRST            NUMBER            PRINCIPAL
      BIRTHDATE              |  WITH THE FUNDS     ELECTED OR            OF PORTFOLIOS     OCCUPATION(S)
      AND ADDRESS            |                     APPOINTED(4)          IN FUND COMPLEX   DURING PAST 5 YEARS
                                                                         OVERSEEN
                                                                         BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:

o     STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
      5/31/54                |  Vice President                                             Controller (since 1998) of Nuveen
      333 W. Wacker Drive    |  and Controller     1998                        182         Investments, LLC; formerly, Vice
      Chicago, IL 60606      |                                                             President and Funds Controller
                                                                                           (1998-2004) of Nuveen Investments, Inc.;
                                                                                           Certified Public Accountant.

o     WALTER M. KELLY                                                                      Vice President (since 2006) formerly,
      2/24/70                |  Chief Compliance                                           Assistant Vice President and Assistant
      333 West Wacker Drive  |  Officer and        2003                        182         General Counsel (2003-2006) of Nuveen
      Chicago, IL 60606      |  Vice President                                             Investments, LLC; Assistant Vice
                                                                                           President and Assistant Secretary of the
                                                                                           Nuveen Funds (2003-2006); previously,
                                                                                           Associate (2001-2003) at the law firm of
                                                                                           Vedder, Price, Kaufman & Kammholz.

o     DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
      3/22/63                |                                                             Investments, LLC; Certified Public
      333 W. Wacker Drive    |  Vice President     2000                        182         Accountant.
      Chicago, IL 60606      |

o     TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
      8/27/61                |                                                             (since 1999).
      333 W. Wacker Drive    |  Vice President     2002                        182
      Chicago, IL 60606      |

o     LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
      7/27/51                |  Vice President                                             Assistant General Counsel of Nuveen
      333 W. Wacker Drive    |  and Assistant      1988                        182         Investments, LLC; formerly, Vice
      Chicago, IL 60606      |  Secretary                                                  President and Assistant Secretary of
                                                                                           Nuveen Advisory Corp. and Nuveen
                                                                                           Institutional Advisory Corp.(3); Vice
                                                                                           President (since 2005) and Assistant
                                                                                           Secretary of Nuveen Investments, Inc.;
                                                                                           Vice President (since 2005) and Assistant
                                                                                           Secretary (since 1997) of Nuveen Asset
                                                                                           Management; Vice President (since 2000),
                                                                                           Assistant Secretary and Assistant General
                                                                                           Counsel (since 1998) of Rittenhouse Asset
                                                                                           Management, Inc.; Vice President and
                                                                                           Assistant Secretary of Nuveen Investments
                                                                                           Advisers Inc. (since 2002); NWQ
                                                                                           Investment Management Company, LLC (since
                                                                                           2002), Symphony Asset Management LLC
                                                                                           (since 2003), Tradewinds Global
                                                                                           Investors, LLC, Santa Barbara Asset
                                                                                           Management LLC (since 2006) and of Nuveen
                                                                                           HydePark Group, LLC and Richards &
                                                                                           Tierney, Inc. (since 2007).

o     KEVIN J. MCCARTHY                                                                    Vice President, Nuveen Investments, LLC
      3/26/66                |  Vice President                                             (since 2007); Vice President, and
      333 W. Wacker Drive    |  and Secretary      2007                        182         Assistant Secretary, Nuveen Asset
      Chicago, IL 60606      |                                                             Management, Rittenhouse Asset Management,
                                                                                           Inc., Nuveen Investment Advisers Inc.,
                                                                                           Nuveen Investment Institutional Services
                                                                                           Group LLC, NWQ Investment Management
                                                                                           Company, LLC, Tradewinds Global Investors
                                                                                           LLC, NWQ Holdings, LLC, Symphony Asset
                                                                                           Management LLC, Santa Barbara Asset
                                                                                           Management LLC, Nuveen HydePark Group,
                                                                                           LLC and Richards & Tierney, Inc. (since
                                                                                           2007); Vice President and Assistant
                                                                                           General Counsel, Nuveen Investments, Inc.
                                                                                           (since 2007). prior thereto, Partner,
                                                                                           Bell, Boyd & Lloyd LLP (1997-2007).

o     JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
      4/10/67                |                                                             Vice President (2002-2007) of Nuveen
      333 W. Wacker Drive    |  Vice President     2007                        182         Investments, LLC; Chartered Financial
      Chicago, IL 60606      |                                                             Analyst.

o     JAMES F. RUANE                                                                       Vice President, Nuveen Investments since
      7/3/62                 |  Vice President                                             2007; prior thereto, Partner, Deloitte &
      333 W. Wacker Drive    |  and Assistant      2007                        182         Touche USA LLP (since 2005), formerly,
      Chicago, IL 60606      |  Secretary                                                  senior tax manager (since 2002);
                                                                                           Certified Public Accountant.


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

(2) For Insured Premium Income 2 (NPX), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NAD, NXZ and NZF is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Insured Quality
      (NQI), Insured Opportunity (NIO) and Premier Insured Income (NIF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

--------------------------------------------------------------------------------
Annual Investment
Management Agreement
                                                                APPROVAL PROCESS
--------------------------------------------------------------------------------

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a "Fund") and Nuveen Asset Management ("NAM"). The foregoing Investment Management Agreements with NAM are hereafter referred to as the "Original Investment Management Agreements."

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement, as required by
Section 15 of the Investment Company Act of 1940 (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

o     the nature, extent and quality of services provided by NAM;

o the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

o each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

o the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

o     the expenses of Nuveen in providing the various services;

o the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

o the advisory fees NAM assesses to other types of investment products or clients;

o     the soft dollar practices of NAM, if any; and

o from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM's services. The Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and, any initiatives Nuveen had taken for the municipal fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the respective Funds and working with NAM on matters relating to the Funds. With respect to personnel, the Board Members recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

 | ANNUAL INVESTMENT MANAGEMENT AGREEMENT
 | APPROVAL PROCESS (continued)

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

o     product management;

o     fund administration;

o     oversight by shareholder services and other fund service providers;

o     administration of Board relations;

o     regulatory and portfolio compliance; and

o     legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen's compliance team. The Board Members further noted Nuveen's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

o     maintaining shareholder communications;

o     providing advertising for the Nuveen closed-end funds;

o     maintaining its closed-end fund website;

o     maintaining continual contact with financial advisers;

o     providing educational symposia;

o conducting research with investors and financial analysis regarding closed-end funds; and

o     evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

o     maintaining an in-house trading desk;

o     maintaining a product manager for the Preferred Shares;

o     developing distribution for Preferred Shares with new market participants;

o     maintaining an orderly auction process;

o     managing leverage and risk management of leverage; and

o maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Original Investment Management Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) against customized benchmarks, described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group.

With respect to state-specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state-specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan and Pennsylvania. However, with respect to funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen funds may dominate the category to such an extent that performance information for such funds was also compared to the more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund's investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the municipal closed-end funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a fund's dividend performance and the extent of any secondary market discounts. The Board Members noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a fund's investment strategy is necessary or appropriate, and concluded that they were satisfied with the steps being taken.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      During the annual review, in evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the fund size relative to peers, the small size and odd composition of the Peer Group (including differences

 | ANNUAL INVESTMENT MANAGEMENT AGREEMENT
 | APPROVAL PROCESS (continued)

      in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such clients include NAM's municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

      3. PROFITABILITY OF NUVEEN

      In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

      In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the

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Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - "Approval of the New Investment Management Agreements - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the renewal of the Original Investment Management Agreements be approved.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members

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 | ANNUAL INVESTMENT MANAGEMENT AGREEMENT
 | APPROVAL PROCESS (continued)

updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

o the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

o     the strategic plan for Nuveen following the Transaction;

o     the governance structure for Nuveen following the Transaction;

o any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

o any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

o any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

o any benefits or undue burdens imposed on the Funds as a result of the Transaction;

o     any legal issues for the Funds as a result of the Transaction;

o the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

o any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

o the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

o from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

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


Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had completed their annual review of the respective Original Investment Management Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating the New Investment Management Agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the Original Investment Management Agreements. The Board Members further noted that key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill

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 | ANNUAL INVESTMENT MANAGEMENT AGREEMENT
 | APPROVAL PROCESS (continued)

Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B. PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreements and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components--a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the

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date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability, at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

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 | ANNUAL INVESTMENT MANAGEMENT AGREEMENT
 | APPROVAL PROCESS (continued)

F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

o     Nuveen would rely on the provisions of Section 15(f) of the 1940 Act.
      Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

o The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

o     The reputation, financial strength and resources of MDP.

o The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

o     The benefits to the Nuveen funds as a result of the Transaction including:
      (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

o The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

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G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

--------------------------------------------------------------------------------
Reinvest Automatically
                                                         EASILY and CONVENIENTLY
--------------------------------------------------------------------------------

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

NOTES

NOTES

NOTES

--------------------------------------------------------------------------------
Glossary of
                                                       TERMS USED in this REPORT
--------------------------------------------------------------------------------

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

 | Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGE

In May 2007, the Funds' Board of Directors/Trustees voted to permit the Funds' to make loans from Fund assets to certain bond issuers. The amounts of these loans are subject to strict limits. This policy is designed to enhance the Funds' ability to meet their Funds' investment objectives by providing for increased portfolio management flexibility, greater diversification potential, and opportunities for increased capital appreciation over time.

BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. PLEASE read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:               www.nuveen.com/etf

                                                Share prices
                                                Fund details
                                                Daily financial news
                                                Investor education
                                                Interactive planning tools

EAN-D-1007D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Nuveen Insured Tax-Free Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                       AUDIT FEES BILLED     AUDIT-RELATED FEES           TAX FEES        ALL OTHER FEES
FISCAL YEAR ENDED                         TO FUND (1)        BILLED TO FUND (2)      BILLED TO FUND (3)   BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------------
October 31, 2007                            $ 17,375                     $ 0                  $ 500            $ 1,550
----------------------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                      0%                     0%                 0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------
October 31, 2006                            $ 16,438                     $ 0                  $ 400            $ 2,950
----------------------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                      0%                     0%                 0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                      AUDIT-RELATED FEES    TAX FEES BILLED TO        ALL OTHER FEES
                                      BILLED TO ADVISER AND      ADVISER AND         BILLED TO ADVISER
                                        AFFILIATED FUND        AFFILIATED FUND      AND AFFILIATED FUND
                                       SERVICE PROVIDERS      SERVICE PROVIDERS      SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------
October 31, 2007                              $ 0                     $ 0                    $ 0
---------------------------------------------------------------------------------------------------------
Percentage approved                            0%                      0%                     0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------
October 31, 2006                              $ 0                     $ 0                    $ 0
---------------------------------------------------------------------------------------------------------
Percentage approved                            0%                      0%                     0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                     TOTAL NON-AUDIT FEES       TOTAL NON-AUDIT
                                                                      BILLED TO ADVISER AND      FEES BILLED TO
                                                                     AFFILIATED FUND SERVICE       ADVISER AND
                                                                      PROVIDERS (ENGAGEMENTS    AFFILIATED FUND
                                                     TOTAL           RELATED DIRECTLY TO THE    SERVICE PROVIDERS
                                                NON-AUDIT FEES      OPERATIONS AND FINANCIAL       (ALL OTHER
                                                BILLED TO FUND        REPORTING OF THE FUND)       ENGAGEMENTS)    TOTAL
-------------------------------------------------------------------------------------------------------------------------
October 31, 2007                                  $ 2,050                     $ 0                    $ 0       $ 2,050
October 31, 2006                                  $ 3,350                     $ 0                    $ 0       $ 3,350

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider and David J. Kundert. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, resigned from the Board of Directors or Trustees effective July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                      FUND
PAUL BRENNAN              Nuveen Insured Tax-Free Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:
                           TYPE OF ACCOUNT            NUMBER OF
PORTFOLIO MANAGER              MANAGED                ACCOUNTS    ASSETS
--------------------------------------------------------------------------------
Paul Brennan        Registered Investment Company     14         $11.892 billion
                    Other Pooled Investment Vehicles   0          $0
                    Other Accounts                     1          $.7 million

* Assets are as of October 31, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of November 30, 2007, the S&P/Investortools Municipal Bond Index was comprised of 52,116 securities with an aggregate current market value of $1,034 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2007, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                              DOLLAR RANGE OF
                                                                                              EQUITY SECURITIES
                                                                            DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                            EQUITY            IN THE REMAINDER OF
                                                                            SECURITIES        NUVEEN FUNDS MANAGED
                                                                            BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                             OWNED IN FUND     INVESTMENT TEAM
------------------------------------------------------------------------------------------------------------------
Paul Brennan               Nuveen Insured Tax-Free Advantage Municipal      $0                $10,001-$50,000
                           Fund
------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of NAM upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became Vice President of NAM in 2002. He currently manages investments for 15
Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured Tax-Free Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: January 7, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 7, 2008
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 7, 2008
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.